                                                        Dresdner RCM
                                                        Global Funds
                                         JUNE 30, 1999  Semi-Annual Report

                                                                       [LOGO]

August 20, 1999

Dear Shareholders:

        We are pleased to present the Dresdner RCM Global Funds' (the "Funds" or "Fund") Semi-annual Shareholder Report for the six months ended June 30, 1999. On the following pages, you will find discussions from the individual Fund managers providing a range of valuable information from a review of market conditions to portfolio managers' current strategy and outlook.

        The first half of 1999 represented an exciting period for the Dresdner RCM Global Funds, managed by Dresdner RCM Global Investors LLC ("Dresdner RCM"), with two major events having taken center stage. First, to take advantage of the long-term prospects for European economic growth, due in part to the introduction of the euro, shareholders approved the expansion of the Emerging Germany Fund's investment mandate to include all of Europe. The Fund, now named the Dresdner RCM Europe Fund, pursues long-term capital growth through pan-European investments. Shareholders also approved the conversion of this fund from a closed-end to an open-end structure. Second, the Dresdner RCM Tax Managed Growth Fund, which was launched to maximize the after-tax returns to its shareholders, completed its inaugural six-month period of operation. The Fund offers investors access to the same portfolio management team that has provided tax-managed solutions to institutional investors of Dresdner RCM for more than 20 years.

        This year, so far, has seen a return to relative calm in financial markets around the world as the Asian economic crisis of 1997-1998 faded from view. The US economy was stronger than expected, and the stock market performed very well, with the Dow Jones Industrial Average leaping over the 10,000 and 11,000 barriers. Japan's markets were surprisingly robust, particularly for smaller cap stocks. In contrast, Europe was disappointing as its new currency, the euro, weakened significantly after being launched on January 1, 1999. Emerging markets in Asia, Latin America and Eastern Europe, though very volatile, recaptured most of the losses experienced in 1998.

        Amidst the activity in the markets, Dresdner RCM continues to focus on a bottom-up analysis of company fundamentals combined with a careful assessment of projected earnings growth. In identifying possible investments, Dresdner RCM draws on the expertise of nearly 180 investment professionals. Dresdner RCM also uncovers and confirms market place demand for key products and services, as well as anticipates new industry and market trends through Grassroots(SM) Research. Dresdner RCM believes that Grassroots(SM) Research is a valuable adjunct to its traditional research efforts; it provides a "second look" at companies and checks assumptions concerning market demands for particular products and services. A seasoned team of economists supplements these reports with macroeconomic assessments of regional and global trends. As a result of this exhaustive discipline, a number of the Dresdner RCM Global Funds achieved impressive performance results during the first half of 1999. We are extremely proud of this overall level of performance, particularly during a period when investor preference leaned toward value-oriented stocks.

        We would like to take this opportunity to once again assure Shareholders that Dresdner RCM has committed considerable effort and resources to avoid difficulties related to Y2K through technological upgrades as well as ensuring that critical vendor systems are also Y2K compliant. In addition, Dresdner RCM reviews and takes into consideration in its investment decision making process, the Y2K preparedness of the companies in which it invests. However, Dresdner RCM recognizes that Y2K problems could adversely affect some companies, therefore investment returns may be temporarily impacted.

        Thank you for your continued confidence in the Dresdner RCM Global Funds. We believe that our strong commitment to value and performance, built on a rigorous company-by-company selection approach, has served our Shareholders well and will continue to do so. If you have any questions about the material in this report, or would like more information on a specific Fund, please call us at 1-800-726-7240 or visit our website at www.dresdnerrcmglobalfunds.com.

Sincerely,

              [SIGNATURE]                                  [SIGNATURE]
DeWitt F. Bowman                                    Theodore J. Coburn
Chairman                                            Chairman
Dresdner RCM Global Funds, Inc.                     Dresdner RCM Investment Funds Inc.
Dresdner RCM Capital Funds, Inc.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        Despite the shift in investor preference from growth to value in the second quarter, the Fund's emphasis on technology and telecommunications was a major reason that it outperformed the broad market as well as its benchmark growth index during the first half of 1999. For the six months ended June 30, 1999, the Dresdner RCM Large Cap Growth Fund posted a total return of 14.81% and 14.68% for Class I and Class N shares, respectively. In comparison, the Fund's benchmark, the S&P 500 Index returned 12.38%.

MARKET REVIEW

        As 1999 began, the U.S. economy and the stock market had weathered the Asian economic crisis and the prospect of global deflation. Such a scenario of scarce growth turned out to be ideal for the type of stocks in which the Fund invests -- growth stocks that can continue to post strong earnings regardless of the economic environment. As a result, the first quarter of 1999 was extremely strong for the Fund as new highs were generated on the broad market. True, the increasing narrowness of the advance was a major concern, as growth outperformed value and large cap stocks outperformed small to the point where the divergence in returns widened to historic levels.

        However, the market changed dramatically in the second quarter as evidence of a better global economic environment began to emerge. After a small correction, the recovery of U.S. stocks propelled consumer confidence and spending upward as unemployment hit an all-time low of 4.2%. Oil and some other industrial commodities appreciated significantly from depressed prices, while cyclical, value and smaller cap stocks began to outperform. Long-term interest rates, which had been as low as 4.7% last fall, climbed above 6% as the Federal Reserve Board changed its bias from neutral to tightening. While the stock market initially reacted negatively to the prospect of the Fed raising short-term interest rates, growth stocks bounced back in late June as the Fed removed its tightening bias and only raised short-term rates by 25 basis points. By June 30, 1999, the Dow was near 11,000, while the S&P 500 Index and the NASDAQ Composite reached all-time highs.

FACTORS AFFECTING PERFORMANCE

        Since the Fund's bias is toward large cap growth, its style was favored in the first quarter, outperforming the Standard & Poor's 500 Index by about 8 percentage points. Although growth was not generally favored during the second quarter, the Fund's consistent overweight in technology and telecommunications stocks throughout the first half of the year continued to be a major advantage. The portfolio achieved particularly strong performance from America Online, Nokia, and Qualcomm.

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, continues to believe that the increased productivity gained from the substitution of technology for labor is a secular phenomenon and should continue to drive earnings. The Internet has been an explosive sector over the past year and a half, and Dresdner RCM was able to opportunistically add and cut back on industry leader America Online at advantageous times as the stock rose over 300% during the past 12 months. The Fund also has a large commitment to the telecommunications sector, with such holdings as Nokia and Qualcomm. Nokia products have significant technological advantages compared to the competition, which is why it has continued to gain market share. Qualcomm has positioned itself to become the global technological leader in wireless communications for years to come. The transformation of the telecommunications environment from an analog to a digital world and the heightening race to provide capacity and content creates confidence in the growth characteristic of the global telecom providers and systems suppliers.

        On the negative side, the market's general concern about the valuation of growth stocks, as well as increasing concerns that Congress will expand Medicare to include prescription drugs, has caused pharmaceutical stocks to significantly underperform during the period. The Fund's weighting in this sector has been reduced to roughly the market weighting, however the recent price declines have pushed the stocks to levels where they represent a very attractive trade off between risk and return.

        As the pharmaceutical sector was reduced, energy was added to the portfolio including Chevron, Enron, and Schlumberger. These stocks performed very well as the price of oil rose from about $11 per barrel to $20 in an improving global economic environment. Other cyclical areas that were added include aerospace and defense with holdings such as General Dynamics, Raytheon, and

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

United Technologies. These companies should also benefit from an improved economic climate in Asia, as well as the need to rebuild the U.S. military arsenal after the conflict in Kosovo.

OUTLOOK

        While it's hard to imagine that stocks can continue to appreciate at the levels seen over the last few years, the economic environment is quite positive and should provide a solid background for equity prices. Inflation is still under control and corporate profits are proving to be stronger than expected earlier in the year.

        With the 30-year bond at 6%, the economy is likely to cool even if the Fed doesn't raise short-term rates further. In addition, consumer spending is very dependent on stock market profits, since the savings rate in the U.S. has become negative. If the stock market stalls in the second half, it is likely to slow down consumer spending and, in turn, the economy. While the Asian economies have improved somewhat, Europe is very sluggish and parts of Latin America and Eastern Europe are showing negative growth. All of these factors put constraints on the U.S. economy, which Dresdner RCM believes is likely to slow down in the second half of 1999. A return to modest economic growth is an advantage for growth stocks -- and the Fund.

 Dresdner RCM Large Cap Growth Fund
Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     Class I Shares       S&P 500 Stock Index (a)
12/31/96                                                    $10,000                       $10,000
1/31/97                                                     $10,640                       $10,625
2/28/97                                                     $10,570                       $10,708
3/31/97                                                      $9,920                       $10,268
4/30/97                                                     $10,490                       $10,881
5/31/97                                                     $11,300                       $11,544
6/30/97                                                     $11,880                       $12,061
7/31/97                                                     $13,020                       $13,021
8/31/97                                                     $12,210                       $12,292
9/30/97                                                     $13,230                       $12,965
10/31/97                                                    $12,930                       $12,532
11/30/97                                                    $13,140                       $13,113
12/31/97                                                    $13,199                       $13,338
1/31/98                                                     $13,599                       $13,486
2/28/98                                                     $14,647                       $14,458
3/31/98                                                     $15,337                       $15,199
4/30/98                                                     $15,737                       $15,352
5/31/98                                                     $15,263                       $15,088
6/30/98                                                     $16,190                       $15,701
7/31/98                                                     $16,232                       $15,533
8/31/98                                                     $13,515                       $13,287
9/30/98                                                     $14,716                       $14,139
10/31/98                                                    $15,737                       $15,288
11/30/98                                                    $16,864                       $16,215
12/31/98                                                    $19,020                       $17,148
1/31/99                                                     $20,470                       $17,865
2/28/99                                                     $19,728                       $17,310
3/31/99                                                     $21,460                       $18,002
4/30/99                                                     $21,118                       $18,699
5/31/99                                                     $20,305                       $18,257
6/30/99                                                     $21,837                       $19,271
$10,000 Investment (12/31/96-6/30/99)(c)(e)(f)

PERFORMANCE(B)
JUNE 30, 1999

                                                                                       CUMULATIVE
                                                                          SINCE           SINCE
                                       YTD(G)           1 YEAR          INCEPTION       INCEPTION
Class I
Average Annual Total Return(c)           14.81%           34.88%           36.67%         118.37%
Class N
Average Annual Total
Return(d)(e)(f)                          14.68%           34.73%           36.61%         118.13%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)   Class I shares commenced operations on December 31, 1996.
(d)  Class N shares commenced operations on March 2, 1999.
(e) For periods prior to March 2, 1999, figures reflect Class I performance. From the inception date March 2, 1999, figures reflect actual Class N performance, including the effect of Rule 12b-1 fees.
(f) The value of a $10,000 investment for Class N is $21,813 for the period from 12/31/96 - 6/30/99. The performance of the Class N shares are lower due to the effects of 12b-1 fees.
(g)  Unannualized.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                  16.4%
                      BEVERAGE/TOBACCO                                         4.3%
    1,600     US      Anheuser-Busch Companies Inc.                                     $    113,500
    2,500     US      Coca Cola Co.                                                          156,250
    3,500     US      Coca Cola Enterprises Inc.                                             104,125
    3,700     US      Philip Morris Co. Inc.                                                 148,694
                                                                                       --------------
                                                                                             522,569
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           2.5%
    1,600     US      Colgate Palmolive Co.                                                  158,000
    1,400     US      Gillette Co.                                                            57,400
      900     US      Procter & Gamble Co.                                                    80,325
                                                                                       --------------
                                                                                             295,725
                                                                                       --------------
                      LEISURE TIME PRODUCTS/SERVICES                           1.4%
    4,000     US      McDonalds Corp.                                                        165,250
                      RETAIL TRADE                                             8.2%
    1,600     US      Circuit City Stores Inc.                                               148,800
    1,600     US      Costco Cos. Inc. *                                                     128,100
    1,600     US      Dayton Hudson Corp.                                                    104,000
    2,000     US      Home Depot Inc.                                                        128,875
    1,200     US      Lowe's Companies Inc.                                                   68,025
    2,500     US      Nike Inc. Class B                                                      158,281
    1,350     US      The Gap Inc.                                                            68,006
    3,700     US      Wal-Mart Stores Inc.                                                   178,525
                                                                                       --------------
                                                                                             982,612
                                                                                       --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                 11.7%
                      AEROSPACE/DEFENSE                                        2.8%
    1,400     US      General Dynamics Corp.                                                  95,900
    1,400     US      Raytheon Co. Class B                                                    98,525
    2,000     US      United Technologies Corp.                                              143,375
                                                                                       --------------
                                                                                             337,800
                                                                                       --------------
                      ELECTRICAL EQUIPMENT                                     3.6%
    3,800     US      General Electric Co.                                                   429,400
                      INDUSTRIAL EQUIPMENT                                     4.8%
    6,100     BH      Tyco International Ltd.                                                577,975
                      RAW/BASIC MATERIALS                                      0.5%
      900     US      Alcoa Inc.                                                              55,688

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
ENERGY SECTOR                                                                  5.1%
                      ENERGY                                                   5.1%
    1,500     US      Burlington Resources Inc.                                         $     64,875
    1,400     US      Chevron Corp.                                                          133,263
    2,600     US      Conoco Inc. Class A                                                     72,475
    3,000     US      Enron Corp.                                                            245,250
    1,600     US      Schlumberger Ltd.                                                      101,900
                                                                                       --------------
                                                                                             617,763
                                                                                       --------------
HEALTH CARE SECTOR                                                            14.4%
                      DRUGS AND HOSPITAL SUPPLIES                             13.9%
    3,500     US      Alza Corp. *                                                           178,062
    2,100     US      American Home Products Corp.                                           120,750
    5,000     US      Amgen Inc. *                                                           304,375
    1,900     US      Eli Lilly & Co.                                                        136,088
    2,200     US      Forest Laboratories Inc. *                                             101,750
    1,200     US      Johnson & Johnson                                                      117,600
    2,400     US      Merck & Co. Inc.                                                       177,600
    1,600     US      Pfizer Inc.                                                            175,600
    1,400     US      Sepracor Inc. *                                                        113,750
    3,500     US      Warner Lambert Co.                                                     242,812
                                                                                       --------------
                                                                                           1,668,387
                                                                                       --------------
                      HEALTH CARE SERVICES                                     0.5%
    1,000     US      Cardinal Health Inc.                                                    64,125
INTEREST-SENSITIVE SECTOR                                                      7.1%
                      BANKING                                                  3.6%
    3,400     US      Bank of New York Inc.                                                  124,737
    3,900     US      Citigroup Inc.                                                         185,250
    4,500     US      Firstar Corp.                                                          126,000
                                                                                       --------------
                                                                                             435,987
                                                                                       --------------
                      GENERAL FINANCE                                          1.5%
    5,000     US      AMRESCO Inc. *                                                          32,188
    2,500     US      Federal Home Loan Mortgage Corp.                                       145,000
                                                                                       --------------
                                                                                             177,188
                                                                                       --------------
                      INSURANCE                                                2.0%
    2,100     US      American International Group Inc.                                      245,831

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
TECHNOLOGY SECTOR                                                             26.0%
                      COMPUTERS/OFFICE EQUIPMENT                               5.9%
    4,400     US      E M C Corp. *                                                     $    242,000
    1,400     US      Hewlett-Packard Co.                                                    140,700
    2,200     US      International Business Machines                                        284,350
      600     US      Sun Microsystems Inc. *                                                 41,325
                                                                                       --------------
                                                                                             708,375
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                              14.9%
    7,400     US      Cisco Systems Inc. *                                                   477,300
    2,200     US      Intel Corp.                                                            130,900
    4,300     US      Lucent Technologies Inc.                                               289,981
    2,000     US      Motorola Inc.                                                          189,500
    4,000     FI      Nokia Corp. (ADR)                                                      366,250
      800     US      QUALCOMM Inc. *                                                        114,800
    1,200     FR      STMicroelectronics N.V. NY Registry                                     83,250
      400     US      Uniphase Corp. *                                                        66,400
    1,200     US      Xilinx Inc. (rights) *                                                  68,700
                                                                                       --------------
                                                                                           1,787,081
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      5.2%
    1,400     US      America Online Inc.                                                    154,700
    5,200     US      Microsoft Corp. *                                                      468,975
                                                                                       --------------
                                                                                             623,675
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                     16.0%
                      BUSINESS SERVICES                                        1.6%
    3,500     US      Waste Management Inc.                                                  188,125
                      COMMUNICATION SERVICES                                  11.2%
    2,300     US      Frontier Corp.                                                         135,700
      900     US      Global TeleSystems Group Inc. *                                         72,900
    1,800     US      GTE Corp.                                                              136,350
    6,600     US      MCI WorldCom Inc. *                                                    568,013
    4,000     US      Nextel Communications Inc. *                                           200,750
    2,200     US      SBC Communications Inc.                                                127,600
      500     UK      Vodafone AirTouch PLC (ADR)                                             98,500
                                                                                       --------------
                                                                                           1,339,813
                                                                                       --------------
                      MEDIA                                                    3.2%
    3,500     US      Clear Channel Communications *                                         241,281
    2,000     US      Time Warner Inc.                                                       147,000
                                                                                       --------------
                                                                                             388,281
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $9,861,928)                                    96.7%       11,611,650
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       2.7%
  184,774     US      SSgA Money Market Fund                                            $    184,774
  137,531     US      SSgA U.S. Government Money Market Fund                                 137,531
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $322,305)                                   2.7%          322,305
                                                                                       --------------

TOTAL INVESTMENTS (COST $10,184,233) **                                       99.4%       11,933,955
                      OTHER ASSETS LESS LIABILITIES                            0.6%           77,903
                                                                                       --------------
                      NET ASSETS                                             100.0%     $ 12,011,858
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security.

ADR American Depository Receipt

Tax Information:

**   For Federal income tax purposes, cost is $10,246,816 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized Appreciation   $   1,944,570
Unrealized Depreciation        (257,431)
                          -------------
Net unrealized
appreciation              $   1,687,139
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Bermuda                                     BH             4.8%                           4.8%
Finland                                     FI             3.1%                           3.1%
France                                      FR             0.7%                           0.7%
United Kingdom                              UK             0.8%                           0.8%
United States                               US            87.3%            3.3%          90.6%
                                                           ---             ---      ----------
  Total                                                   96.7%            3.3%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

        The Fund's focus on biotechnology companies helped the Dresdner RCM Biotechnology Fund improve its relative performance in the second quarter. For the six months ending June 30, 1999, the Fund achieved a total return of 8.65% compared to the Fund's benchmarks, the NASDAQ/Biotechnology Index which returned 15.99%, and the AMEX Biotechnology Index which returned 15.78%.

MARKET REVIEW

        As market uncertainty over global economies eased, higher-risk investments such as small cap development-stage biotechnology companies began to show stronger performance. Investors began to recognize that biotechnology stocks were significantly undervalued compared to the major pharmaceutical and medical device companies. In addition, a number of companies -- including many in the portfolio -- have increasingly begun to see the fruits of their research & development efforts. The Congressional debate over Medicare's role in covering prescription drugs cast a cloud over the pharmaceutical sector, though the impact on biotechnology companies and specialty pharmaceutical companies was less pronounced. In addition to possible changes in federal government laws and regulations, a ruling by the Financial Accounting Standard Board to eliminate the pooling-of-interest accounting method has spurred biotechnology companies to find partners before the rule takes effect in 2001.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, combines rigorous fundamental research with a disciplined methodology to uncover quality companies that generate strong earnings and solid growth prospects. The Fund's portfolio managers have advanced degrees in medicine and the biological sciences as well as extensive financial training, which helps them to analyze new products and services from the biotechnology and health care sectors.

        This training and experience allowed them to evaluate the merits of a number of new therapies. For example, Enzon has used its technology to reduce the number of required injections of Interferon A in treating hepatitis, while minimizing its debilitating side effects. QLT Phototherapeutics has developed a new treatment that helps opthamologists successfully treat macular degeneration, in which retinal degradation leads to blindness. Medimmune's Synegis has proven to be the leading antibody against respiratory viruses in neonates. All three companies performed very well during the period.

        Mergers and acquisitions impacted a number of stocks in the portfolio. In March, Alza's shares sold off sharply when there were indications that Ditropan XL, a drug that treats incontinence, was not being accepted in the marketplace. Dresdner RCM took the opportunity to buy additional shares because of their conviction that the drug was indeed attracting favorable reviews from the urological community. This conviction was based on valuable input from Dresdner RCM's Grassroots-SM- Research. Shareholders were rewarded by this action in late June, when Alza announced that it was being acquired by Abbott Laboratories. Although the stock prices of large cap pharmaceuticals have been under pressure in recent months, these companies still possess formidable stock valuations, which they are able to use as currency to acquire other companies.

        Other forms of corporate restructuring proved positive for the Fund's performance. The Fund's investment in Genentech, which was two-thirds owned by Roche Holdings, the Swiss pharmaceutical company, was driven by the view that the stock was selling at a significant discount to the option price by Roche to buy the rest of Genentech. The Fund enjoyed a strong return on its investment in Genentech as Roche exercised its option. In addition, two of Genentech's products, Rituxin and Herceptin, have proven to be successful antibodies aimed at attacking cancer cells with minimal side effects. Stryker Corp., which develops, manufactures and markets specialty surgical and medical products including orthopedic implants, made a major acquisition during 1998 that diluted its earnings per share. However, the Fund purchased shares in Stryker at that time with the belief that the company's management could resume generating a 20% growth rate beginning in 2000. The majority of investors came to the same conclusion, and the stock has performed very well. Bausch & Lomb reinvented itself from a company that had made some ill-advised acquisitions to one that is now more focused on its core optical business. For example, investors frowned upon its acquisition of Ray-Ban, a sun glass maker, as well as other divisions unrelated to its Bausch & Lomb franchise. A new management team has

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

refocused the firm on its core business -- optical products such as contact lenses, optical-related pharmaceutical products and lasers for refractive surgery. The stock has responded favorably to this new emphasis.

        Aside from all of these positives, the Fund's high concentration in small cap companies was a disadvantage compared to the Index, which tends to focus on larger-cap biotech stocks. The larger cap stocks generally performed better than small caps in the first six months of the year.

OUTLOOK

        The increased consolidation activity in biotechnology is driven by several major factors. First, the capital markets have not been very active for many of these biotechnology companies, particularly those that are in a developmental stage and in need of funding. One way for biotech companies to obtain the needed financing is to get acquired by large pharmaceutical manufacturers, which have strong earnings and still-rich valuations. In turn, the large drug companies seek to acquire superior technology that the biotech companies have to offer.

        Second, the Financial Accounting Standards Board's elimination of the pooling method of accounting for mergers effective in 2001 will create an incentive for biotech companies to finalize any planned partnerships via pooling before the new rule goes into effect. Under the pooling method, there is no earnings dilution for the acquirer. The alternative method, purchase accounting, requires the acquirer to write off intangible assets such as good will over a period of years, which damages consolidated earnings. In a market that is extremely sensitive to earnings performance, avoiding such dilution could create an urgency to complete transactions.

        Finally, biotechnology as an industry is increasingly emerging from the development phase to a point where its companies are producing products and earnings. Technological advances as well as the increased life expectancies of the world's population will support increasing demand for biotechnology products for many years to come. As investors view the Medicare debate's adverse impact on large pharmaceutical companies, biotechnology becomes the logical recipient for those health care investment dollars.

 Dresdner RCM Biotechnology Fund
Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS N                       NASDAQ BIOTECH                                 AMEX BIOTECH
                              SHARES                          INDEX (B)        RUSSELL 2000 INDEX (C)      INDEX (A)
12/97                                           $10,000              $10,175                   $10,071           $10,042
1/98                                            $10,260              $10,140                    $9,912            $9,734
2/98                                            $10,490              $10,572                   $10,644            $9,936
3/98                                            $10,590              $11,363                   $11,083           $10,791
4/98                                            $10,470              $11,107                   $11,144           $10,830
5/98                                            $10,350              $10,719                   $10,543            $9,971
6/98                                            $10,040              $10,649                   $10,565            $9,079
7/98                                            $10,110              $10,971                    $9,710            $8,531
8/98                                             $7,930               $8,560                    $7,824            $6,462
9/98                                             $9,110              $10,692                    $8,437            $8,618
10/98                                            $9,880              $11,585                    $8,781           $10,146
11/98                                           $10,560              $11,987                    $9,241           $10,116
12/98                                           $11,776              $14,681                    $9,813           $11,446
1/99                                            $12,383              $16,183                    $9,943           $12,147
2/99                                            $11,776              $15,235                    $9,138           $10,931
3/99                                            $11,518              $16,728                    $9,281           $11,558
4/99                                            $11,261              $15,261                   $10,112           $11,817
5/99                                            $11,436              $16,436                   $10,260           $12,434
6/99                                            $12,795              $17,029                   $10,724           $13,252
               $10,000 Investment (12/30/97-6/30/99)(e)

PERFORMANCE(D)
JUNE 30, 1999

                                                                                       CUMULATIVE
                                                                         SINCE            SINCE
                                      YTD(F)           1 YEAR          INCEPTION        INCEPTION
Class N
Average Annual Total Return(e)           8.65%           27.56%           17.82%           27.95%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The American Stock Exchange Biotechnology Index is an equal-dollar weighted index that attempts to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. This Index was developed with a base level of 200 stocks as of October 18, 1991.

(b) The NASDAQ Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all NASDAQ stocks in the biotechnology sector. This Index was developed with a base value of 200 stocks as of November 1, 1993.

(c) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.

(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(e)   Class N shares began operations on December 30, 1997.

(f)   Unannualized.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
HEALTH CARE SECTOR                                                            92.8%
                      DRUGS AND HOSPITAL SUPPLIES                             82.3%
    2,800     US      Algos Pharmaceutical Corp. *                                      $     61,775
    2,800     US      Alkermes Inc. *                                                         64,750
    5,400     US      Alza Corp. *                                                           274,725
    4,500     US      American Home Products Corp.                                           258,750
    2,600     US      Amgen Inc. *                                                           158,275
    2,300     US      Aviron *                                                                66,125
    3,100     US      Biogen Inc. *                                                          199,369
    2,100     US      Bristol Myers Squibb Co.                                               145,793
    7,600     US      Coulter Pharmaceutical Inc. *                                          171,475
    2,900     US      Eli Lilly & Co.                                                        207,712
    9,800     US      Enzon Inc. *                                                           202,737
    5,400     US      Forest Laboratories Inc. *                                             249,750
    2,600     UK      Glaxo Wellcome PLC (ADR)                                               146,867
    6,100     US      MedImmune Inc. *                                                       413,275
    7,000     US      PathoGensis Corp. *                                                     98,875
    4,600     CA      QLT PhotoTherapeutics Inc. *                                           253,000
        8     CH      Roche Holdings AG                                                       82,234
    4,900     US      SangStat Medical Corp. *                                                84,525
    2,400     US      Sepracor Inc. *                                                        195,000
    5,000     US      SUGEN Inc. *                                                           147,500
    3,600     IS      Teva Pharmaceutical Industries Ltd.                                    176,400
    3,000     US      Transkaryotic Therapies Inc. *                                          99,000
    3,400     US      Warner Lambert Co.                                                     235,875
    2,900     US      Watson Pharmaceuticals Inc. *                                           91,133
                                                                                       --------------
                                                                                           4,084,920
                                                                                       --------------
                      HEALTH CARE SERVICES                                    10.5%
   10,200     US      Inhale Therapeutic Systems *                                           242,888
    5,000     US      Mylan Laboratories Inc.                                                132,500
    2,600     US      Pharmacia & Upjohn Inc.                                                147,355
                                                                                       --------------
                                                                                             522,743
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $4,279,822)                                    92.8%        4,607,663
                                                                                       --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       2.9%
   72,054     US      SSgA Money Market Fund                                                  72,054
   72,054     US      SSgA U.S. Government Money Market Fund                                  72,054
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $144,108)                                   2.9%          144,108
                                                                                       --------------
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                       % OF      MARKET VALUE
                                                                    NET ASSETS     (NOTE 1)
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $4,423,930) **                                  95.7%     $ 4,751,771
                   OTHER ASSETS LESS LIABILITIES                         4.3%         213,095
                                                                                 -------------
                   NET ASSETS                                          100.0%     $ 4,964,866
                                                                                 -------------
                                                                                 -------------

--------------------------------
*    Non-income producing security

ADR American Depository Receipt

Tax Information:

**   At June 30, 1999, the aggregate cost of investments for book and Federal income tax was the same. Gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                                  $ 430,671
Unrealized depreciation                                   (102,830)
                                                         ---------
Net unrealized appreciation                              $ 327,841
                                                         ---------
                                                         ---------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                                  % OF NET ASSETS
                                                    --------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES         AND OTHER        TOTAL
------------------------------------------------------------------------------------------------
Canada                                      CA             5.1%                             5.1%
Israel                                      IS             3.5%                             3.5%
Switzerland                                 CH             1.7%                             1.7%
United Kingdom                              UK             3.0%                             3.0%
United States                               US            79.5%             7.2%           86.7%
                                                           ---               --       ----------
  Total                                                   92.8%             7.2%          100.0%
                                                           ---               --       ----------
                                                           ---               --       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

        After tripling the performance of the market in the first quarter, but giving back some excess returns when value outperformed growth in the second quarter, the Dresdner RCM Tax Managed Growth Fund still handily exceeded its benchmark in the first half of 1999. For the six months ended June 30, 1999, the Dresdner RCM Tax Managed Growth Fund posted a total return of 21.30% and 21.20% for I Class and N Class, respectively. In comparison, the S&P 500 Index returned 12.38%.

MARKET REVIEW

        The first quarter of 1999 was a continuation of 1998: large cap growth stocks were the clear market leaders. Although cyclicals and value stocks were starting to perform better during the first few weeks of the year, the Brazilian currency devaluation refocused investors on certainty and high quality. However, by April, it was clear that the U.S. economy was performing much stronger than expected, Asian economies appeared to be recovering and there was a hint of inflation, starting with the rapid rise in energy prices. As a result, basic industry and commodity companies that had been very depressed began to rebound. Small and midcap stocks also benefited from this shift in investor preference away from large cap growth.

        At the same time, two major growth sectors -- certain areas of technology and health care -- had clouds on the horizon. In technology, investors became concerned that corporations will stop buying equipment and software until after the Y2K issue is resolved. In health care, Congressional debate began over whether Medicare will be expanded to cover prescription drugs, causing concerns that the government will exert price controls and thereby negatively impact the profitability of the pharmaceutical industry.

FACTORS AFFECTING PERFORMANCE

        With a focus on long-term performance, Dresdner RCM, the investment manager of the Fund, invests in companies that have tremendous growth potential well into the next century. In Dresdner RCM's opinion, the most attractive sectors are technology, telecommunications and health care. As of June 30, 1999, the Fund's top holdings included Nokia, Microsoft, Tyco International, General Electric, MCI WorldCom, Cisco Systems, Amgen, Eli Lilly and Charles Schwab.

        To be sure, some of these companies experienced significant volatility in the second quarter of 1999 as interest rates were rising and investors were shifting away from growth to value. For example, Charles Schwab, the San Francisco-based brokerage firm that is widely recognized as the industry pioneer in Internet-based trading and research, was in the center of the difficult environment for Internet and financial services companies. However, Dresdner RCM continues to have confidence that Schwab's management is customer focused and that the company is able to differentiate itself in terms of service and reliability from its online competitors. In spite of the volatile second quarter, Schwab was still a strong contributor to performance during the period.

        In addition to a shift from growth to value during the second quarter, investors also began to favor smaller cap stocks. That was an advantage for the Fund as it invests in stocks across all market capitalization ranges. The Fund thus tends to hold a heavier weighting in smaller cap companies than the S&P 500 Index. As of June 30, 1999, about 8% of the portfolio had a market cap under $3 billion, versus about 1.3% for the S&P 500 Index. About 71.5% of the portfolio's market capitalization was over $20 billion, compared to 77% for the S&P 500 Index.

        Offsetting these positive factors were pharmaceutical holdings such as Eli Lilly and Pfizer, which performed poorly during the second quarter due to the Medicare issue. In addition, consumer non-durables such as Coca-Cola and Gillette underperformed as weak currencies in emerging markets damaged profits.

        Because income tax ramifications of any trade are a major consideration for this Fund, Dresdner RCM routinely performs a "Break Even" analysis to determine whether a stock with large gains should be sold if it means incurring a heavy tax burden. In addition, stocks that may not be working well in the short-run may be held in the portfolio if Dresdner RCM continues to have confidence in the investment over the long term. As a result of this buy and hold strategy, the portfolio tends to be relatively concentrated, with investments in 30 to 40 companies.

        Tax considerations of investments often help to determine the timing of a transaction. For example, in the first half of the year, Dresdner RCM utilized unrealized losses by reducing the pharmaceutical weight to offset

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

gains realized from the sale of Priceline.com. Although Dresdner RCM's analysts firmly believed in Priceline.com and its business model, the stock price had reached a level beyond which it could be justified for the portfolio, and it was sold. The fact that the gains could be used to offset losses in other parts of the portfolio was an added bonus.

        Another tax-oriented transaction during the six month period ended June 30, 1999, was Dresdner RCM's swap of Disney for Time Warner. Because the cost-basis of Disney was relatively high, there was little tax consequence of selling Disney to buy Time Warner, a company that Dresdner RCM believes has greater long-term growth prospects. At the same time, Dresdner RCM wanted to continue the Fund's media and cable programming exposure and believed that Disney was struggling to perform in certain business segments. Had Disney's cost basis been too low, the "Break Even" analysis would have determined that the tax consequences outweighed the decision to sell Disney in order to buy Time Warner.

OUTLOOK

        Over the next six months, Dresdner RCM is likely to increase the Fund's weighting in technology, despite the concerns over Y2K. Although there will likely be volatility as 1999 draws to a close, the uncertainty creates opportunity for a long-term investor. Dresdner RCM is also likely to add more exposure to the energy sector, where the Fund has been underweighted. Although the pharmaceutical industry is likely to be a volatile area until after the 2000 election, there are no plans to further reduce the weighting of this sector in the portfolio. In terms of demographics, new products, consolidation and profitability, the industry remains attractive when properly viewed from a long term perspective.

 Dresdner RCM Tax Managed Growth Fund
Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                      Class I Shares       S&P 500 Stock Index (a)
12/31/98                                                      10,000                        10,000
1/31/99                                                       10,790                        10,418
2/28/99                                                       10,510                        10,094
3/31/99                                                       11,610                        10,498
4/30/99                                                       11,500                        10,904
5/31/99                                                       11,130                        10,647
6/30/99                                                       12,130                        11,238
$10.000 Investment (12/31/98-6/30/99) (c)(e)(f)

PERFORMANCE(B)
JUNE 30, 1999

                                                                                 CUMULATIVE
                                                                                    SINCE
                                                                  YTD(G)          INCEPTION
Class I
Average Annual Total Return(c)                                      21.30%           21.30%
Class N
Average Annual Total Return(d)(e)(f)                                21.20%           21.20%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   Class I shares commenced operations on December 31, 1998.

(d)  Class N shares commenced operations on February 12, 1999.

(e) For periods prior to February 12, 1999, figures reflect Class I performance. From the inception date February 12, 1999, figures reflect actual Class N performance, including the effect of Rule 12b-1 fees.

(f) The value of a $10,000 investment for Class N is $12,120 for the period from 12/31/98 - 6/30/99. The performance of the Class N shares are lower due to the effects of 12b-1 fees.

(g)  Unannualized.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                  22.2%
                      BEVERAGE/TOBACCO                                         1.7%
      375     US      Coca Cola Co.                                                     $     23,438
                      HOUSEHOLD/RELATED NON-DURABLES                           7.1%
      900     US      Estee Lauder Co. Inc.                                                   45,112
      500     US      Gillette Co.                                                            20,500
      700     US      Scotts Co. Class A *                                                    33,338
                                                                                       --------------
                                                                                              98,950
                                                                                       --------------
                      LEISURE TIME PRODUCTS/SERVICES                           4.6%
      400     US      Harley Davidson Inc.                                                    21,750
    1,000     US      McDonalds Corp.                                                         41,312
                                                                                       --------------
                                                                                              63,062
                                                                                       --------------
                      RETAIL TRADE                                             8.8%
      800     US      Bed Bath & Beyond Inc. *                                                30,800
      300     US      Costco Cos. Inc. *                                                      24,019
      450     US      Nike Inc. (Class B)                                                     28,491
    1,300     US      Walgreen Co.                                                            38,187
                                                                                       --------------
                                                                                             121,497
                                                                                       --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                  8.9%
                      ELECTRICAL EQUIPMENT                                     4.1%
      500     US      General Electric Co.                                                    56,500
                      INDUSTRIAL EQUIPMENT                                     4.8%
      700     BH      Tyco International Ltd.                                                 66,325
ENERGY SECTOR                                                                  2.2%
                      ENERGY                                                   2.2%
      850     US      Weatherford International Inc.                                          31,131
HEALTH CARE SECTOR                                                            17.9%
                      DRUGS AND HOSPITAL SUPPLIES                             14.9%
      400     US      Algos Pharmaceutical Corp. *                                             8,825
      800     US      Amgen Inc. *                                                            48,700
      700     US      Eli Lilly & Co.                                                         50,138
      400     US      Johnson & Johnson                                                       39,200
      200     US      Pfizer Inc.                                                             21,950
      550     US      Warner Lambert Co.                                                      38,156
                                                                                       --------------
                                                                                             206,969
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      HEALTH CARE SERVICES                                     3.0%
      700     US      CareInsite Inc. *                                                 $     33,075
      350     US      Inhale Therapeutic Systems *                                             8,334
                                                                                       --------------
                                                                                              41,409
                                                                                       --------------
INTEREST-SENSITIVE SECTOR                                                      9.7%
                      BANKING                                                  3.1%
      500     US      State Street Corp.                                                      42,688
                      GENERAL FINANCE                                          4.7%
      600     US      Charles Schwab Corp.                                                    65,925
                      INSURANCE                                                1.9%
      225     US      American International Group Inc.                                       26,339
TECHNOLOGY SECTOR                                                             22.4%
                      COMPUTERS/OFFICE EQUIPMENT                               3.9%
      350     US      Hewlett-Packard Co.                                                     35,175
      150     US      International Business Machines                                         19,387
                                                                                       --------------
                                                                                              54,562
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                              12.1%
    1,000     US      Cisco Systems Inc. *                                                    64,500
      500     US      Intel Corp.                                                             29,750
      800     FI      Nokia Corp. (ADR)                                                       73,250
                                                                                       --------------
                                                                                             167,500
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      6.4%
      150     US      America Online Inc.                                                     16,575
      800     US      Microsoft Corp. *                                                       72,150
                                                                                       --------------
                                                                                              88,725
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                     14.3%
                      BUSINESS SERVICES                                        3.5%
    1,400     US      Pittway Corp. Class A                                                   47,863
                      COMMUNICATION SERVICES                                   9.2%
      200     US      Global TeleSystems Group Inc. *                                         16,200
      700     US      MCI WorldCom Inc. *                                                     60,244
      200     UK      Vodafone AirTouch PLC (ADR)                                             39,400
      250     US      WinStar Communications Inc. *                                           12,187
                                                                                       --------------
                                                                                             128,031
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      MEDIA                                                    1.6%
      300     US      Time Warner Inc.                                                  $     22,050
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $1,142,287)                                    97.6%        1,352,964
                                                                                       --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       1.2%
    8,096     US      SSgA Money Market Fund                                                   8,096
    8,096     US      SSgA U.S. Government Money Market Fund                                   8,096
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,192)                                    1.2%           16,192
                                                                                       --------------

TOTAL INVESTMENTS (COST $1,158,479) **                                        98.8%        1,369,156
                      OTHER ASSETS LESS LIABILITIES                            1.2%           16,704
                                                                                       --------------
                      NET ASSETS                                             100.0%     $  1,385,860
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security

ADR American Depository Receipt

Tax Information:

**   At June 30, 1999, the aggregate cost of investments for book and Federal income tax was the same. Gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $     233,396
Unrealized depreciation         (22,719)
                          -------------
Net unrealized
appreciation              $     210,677
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999 categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Bermuda                                     BH             4.8%                           4.8%
Finland                                     FI             5.3%                           5.3%
United Kingdom                              UK             2.8%                           2.8%
United States                               US            84.7%            2.4%          87.1%
                                                           ---             ---      ----------
  Total                                                   97.6%            2.4%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap
 Management's Performance Review

        Continuing strength in Japanese small cap stocks and the Fund's significantly increased weighting in Japan explained much of Global Small Cap Fund's outperformance during the first half of 1999. For the six months ended June 30, 1999, the Dresdner RCM Global Small Cap Fund achieved a total return of 14.47% and 14.31% for the Class I and Class N shares, respectively. In comparison, the MSCI World Small Cap Index returned 11.06% while the Salomon Smith Barney Extended Market Index returned 6.93%.

MARKET REVIEW

        Japan's small cap sector, particularly in technology, was among the best markets in the world during the first half of 1999 as investors expected Internet usage in Japan to mirror the growth already registered in America. Less dramatically, the U.S. small cap market began to improve, particularly in the second quarter, as investors became more comfortable taking more risk on the assumption that the U.S. economy was on a stable course. However, European markets within the European Monetary Union lagged in the face of rising bond yields and a depreciating euro currency. Although the climate in emerging markets such as Latin America and Asia excluding Japan was significantly better compared to 1998, the Fund's holdings in those markets were relatively small. Overall, global small cap stocks out performed large caps by 3.2% (for the six months ended June 30, 1999), the first such outperformance in a number of years.

FACTORS AFFECTING PERFORMANCE

        At the beginning of the year, Japan's weighting in the Fund was under 2%, compared to 16% for the benchmark, while the U.S. component was nearly 50% compared to 39% for the benchmark. By June 30, 1999, the weighting was nearly 15% in Japan and 41% in the U.S., which represents a major shift in the Fund's assets and indicates Dresdner RCM Global Investors LLC's
("Dresdner RCM"), the investment manager of the Fund, conviction that the Japanese market's revival was likely not a short-term phenomenon. Dresdner RCM's ability to make such an aggressive move accounted for much of the Fund's outperformance during the first half of 1999.

        During the second quarter, the U.S. component of the Fund generated a 22.3% return, significantly higher than the Russell 2000 Index, which was up 15.6%. The Fund's strong performance was driven by overweight positions in technology and telecommunications. For example, Cypress Semiconductor, one of the Fund's largest U.S. holdings in the portfolio, benefited from the upturn in the semiconductor cycle. Like many such "capacity plays," Cypress Semiconductor's profitability is directly impacted by an increase in sales, since most of the company's costs are fixed. In telecommunications, Winstar Communications has benefited from explosive growth in the market for broad-band connectivity to the Internet. Outside of technology, NCO Group, which provides accounts receivable management for corporations, benefited from the outsourcing trend in which companies provide clients with a non-core service.

        Outside of the U.S., the Fund continues to find excellent opportunities throughout Asia, Europe and other parts of the world. In Japan, the Fund continued to focus on the semiconductor industry and allied fields. For instance, Taiyo Ink Manufacturing, which produces the insulating ink that lines the boards on which the semi-conductors are mounted, performed very well during the period as the demand for semiconductors soared globally. In Israel, the Fund invested in an initial public offering from Backweb, a company that is adding depth and power to the e-mail process by, for example, allowing users to prioritize messages. In Canada, Research in Motion, which makes a hand-held wireless device that allows the user to send and receive e-mail while in remote locations, continued to perform well. In Denmark, Vestas Wind Systems, a windmill maker, is generating impressive orders from customers around the world seeking power generation that does not cause environmental damage.

        Over the past several months, Dresdner RCM sold a half-dozen of the Fund's holdings in the Netherlands, as investors seem disinterested in small-caps in that market. In general, Europe's slow growth environment will likely continue to present challenges in the small cap arena.

        In Latin America, the Fund owns one stock, Group Continental, a Mexican Coca-Cola bottler that continues to trade at about five times cash flow. This is a market where most of the cash flows are institutional, and those buyers are looking for large cap stocks. The Fund's light weighting in Latin America reflects that bias, as well as Dresdner RCM's perception that small cap companies in Latin America tend to be of lower quality and represent an unacceptable level of risk.

 Dresdner RCM Global Small Cap
 Management's Performance Review

        In general, Dresdner RCM's strategy for the Fund is to invest in high-quality small cap growth stocks using bottom-up analysis. Although the investment may occasionally be an IPO, it is not a focus of the Fund. Regardless, Dresdner RCM uses the same discipline, insisting that the company have sustained earnings growth, unique market niches and strong management with appropriate incentives.

        Dresdner RCM's global research effort, their access to top corporate executives, as well as Grassroots-SM- Research, are particularly valuable in markets that are less covered by Wall Street.

OUTLOOK

        The small cap sector in Japan is by far the most vibrant part of that nation's economy, with much higher returns on equity, low head count, better management incentives and sharper focus. They represent the best solution for the Japanese economy to emerge from its decade-long malaise. As Japan's economy improves, the rest of Asia stands to benefit, which is a plus for small cap investing throughout the Pacific Rim.

        Based on investment fundamentals, the outlook for small cap stocks around the world is promising. Generally, the price/earnings ratio gap between the large cap and small cap sectors is still very wide. Dresdner RCM believes that based on relative valuation, the small cap asset class has only just started to see the signs of recovery.

 Dresdner RCM Global Small Cap Fund
Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                Class I Shares      Salomon EMI (a)       MSCI World Small Cap (b)
12/31/96                                               $10,000              $10,000                        $10,000
1/31/97                                                $10,290              $10,021                        $10,061
2/28/97                                                $10,010              $10,005                        $10,043
3/31/97                                                 $9,410               $9,665                         $9,608
4/30/97                                                 $9,320               $9,620                         $9,402
5/31/97                                                $10,730              $10,370                        $10,309
6/30/97                                                $11,750              $10,689                        $10,627
7/31/97                                                $12,280              $10,978                        $10,768
8/31/97                                                $12,320              $10,846                        $10,491
9/30/97                                                $13,260              $11,313                        $10,757
10/31/97                                               $12,440              $10,838                        $10,193
11/30/97                                               $12,410              $10,645                         $9,723
12/31/97                                               $12,548              $10,647                         $9,431
1/31/98                                                $12,446              $10,711                         $9,613
2/28/98                                                $13,827              $11,501                        $10,449
3/31/98                                                $15,071              $11,980                        $10,739
4/30/98                                                $15,705              $12,039                        $10,810
5/31/98                                                $15,388              $11,799                        $10,536
6/30/98                                                $15,784              $11,645                        $10,270
7/31/98                                                $15,524              $11,152                         $9,784
8/31/98                                                $12,197               $9,366                         $8,160
9/30/98                                                $12,096               $9,589                         $8,143
10/31/98                                               $12,707              $10,162                         $8,717
11/30/98                                               $14,144              $10,599                         $9,183
12/31/98                                               $14,968              $11,084                         $9,376
1/31/99                                                $15,101              $11,023                         $9,383
2/28/99                                                $14,049              $10,528                         $8,960
3/31/99                                                $14,375              $10,756                         $9,284
4/30/99                                                $15,065              $11,461                         $9,990
5/31/99                                                $15,065              $11,393                         $9,869
6/30/99                                                $17,134              $11,854                        $10,413
              $10,000 Investment (12/31/96-6/30/99)((d)(f)(g))

PERFORMANCE(C)
JUNE 30, 1999

                                                                                       CUMULATIVE
                                                                         SINCE            SINCE
                                      YTD(H)           1 YEAR          INCEPTION        INCEPTION
Class I
Average Annual Total Return(d)          14.47%            8.55%           24.04%           71.34%
Class N
Average Annual Total
Return(e)(f)(g)                         14.31%            8.40%           23.97%           71.10%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with a total available market capitalization of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.

(b) The Morgan Stanley Capital International ("MSCI") World Global Small Cap Index is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Index is created by selecting companies within the market capitalization range of US$200 -- $800 million. The Index aims to represent 40% of the Small Cap universe within each country by capturing 40% of each industry. The Index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  Class I shares commenced operations on December 31, 1996.

(e)   Class N shares commenced operations on March 10, 1999.

(f) For periods prior to March 10, 1999, figures reflect Class I performance. From the inception date March 10, 1999, figures reflect actual Class N performance, including the effect of Rule 12b-1 fees.

(g) The value of a $10,000 investment for Class N is $17,110 for the period from 12/31/96 - 6/30/99. The performance of the Class N shares are lower due to the effects of 12b-1 fees.

(h)  Unannualized.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                         1.8%
                      AUTOMOTIVE RELATED                                         1.1%
    2,100     US      Dura Automotive Systems Inc. *                                      $     69,825
                      CONSUMER DURABLES                                          0.7%
      250     DE      Schneider Rundfunkwerke AG *                                              48,728

CONSUMER NON-DURABLES SECTOR                                                    19.2%
                      BEVERAGE/TOBACCO                                           1.7%
    2,200     ES      Baron de Ley S.A. *                                                       76,005
   20,000     MX      Grupo Continental S.A.                                                    31,288
                                                                                         --------------
                                                                                               107,293
                                                                                         --------------
                      FOOD/FOOD PROCESSING                                       2.6%
    3,140     JP      Hokuto Corp.                                                             168,628
                      HOUSEHOLD/RELATED NON-DURABLES                             2.2%
    3,900     FI      Huhtamaki Oyj Series I                                                   141,975
                      LEISURE TIME PRODUCTS/SERVICES                             3.1%
    1,400     US      Dave & Buster's Inc. *                                                    40,600
   22,500     UK      First Choice Holidays PLC                                                 67,564
    6,900     ES      NH Hoteles S.A.                                                           88,378
                                                                                         --------------
                                                                                               196,542
                                                                                         --------------
                      RETAIL TRADE                                               9.6%
    2,300     US      CSK Auto Corp. *                                                          62,100
      900     CH      Distefora Holding AG *                                                    92,629
   80,000     HK      Giordano International Ltd.                                               56,196
    3,200     JP      Homac Corp.                                                               80,637
      185     CH      Selecta Group - Registered Shares                                         73,781
    3,400     ES      Superdiplo S.A. *                                                         75,386
    5,700     US      Trans World Entertainment Corp. *                                         64,125
    2,000     JP      Yamada Denki                                                             109,554
                                                                                         --------------
                                                                                               614,408
                                                                                         --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                   11.4%
                      BUILDING/CONSTRUCTION                                      0.5%
   28,200     SG      Allgreen Properties Ltd. *                                                30,478
                      CHEMICAL/TEXTILES                                          2.9%
    2,000     JP      Taiyo Ink Manufacturing Co. Ltd.                                         186,721
                      ELECTRICAL EQUIPMENT                                       1.0%
    1,050     DK      Bang & Olufsen Holding A/S Series B                                       66,726

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
                      INDUSTRIAL EQUIPMENT                                       4.3%
    8,500     IT      Industria Macchine Automatiche                                      $     56,715
   14,000     IT      Interpump Group SpA                                                       60,350
    2,200     NO      Tomra Systems ASA                                                         82,721
      900     DK      Vesta Wind Systems A/S *                                                  79,466
                                                                                         --------------
                                                                                               279,252
                                                                                         --------------
                      RAW/BASIC MATERIALS                                        1.3%
    6,400     US      Metals USA Inc. *                                                         81,600
                      TRANSPORTATION SERVICES                                    1.4%
    1,650     DE      Sixt AG Non-Voting Pfd.                                                   88,483

HEALTH CARE SECTOR                                                               7.0%
                      DRUGS AND HOSPITAL SUPPLIES                                4.7%
    3,700     US      Anesta Corp. *                                                            75,619
    2,200     FR      Genset S.A. (Sponsored ADR) *                                             34,375
    3,000     DK      H Lundbeck A/S                                                            80,930
    1,500     SE      Nobel Biocare AB                                                          22,054
    3,400     UK      Shire Pharmaceuticals Group PLC (ADR) *                                   88,400
                                                                                         --------------
                                                                                               301,378
                                                                                         --------------
                      HEALTH CARE SERVICES                                       2.3%
      500     CH      Gretag Imaging Holdings                                                   48,324
    2,400     US      Pharmaceutical Product Development Inc. *                                 65,700
    2,300     US      Veterinary Centers of America Inc. *                                      31,194
                                                                                         --------------
                                                                                               145,218
                                                                                         --------------

INTEREST-SENSITIVE SECTOR                                                        2.8%
                      GENERAL FINANCE                                            2.8%
    2,500     JP      Mycal Card Inc.                                                          113,603
   10,100     US      UniCapital Corp. *                                                        63,756
                                                                                         --------------
                                                                                               177,359
                                                                                         --------------

TECHNOLOGY SECTOR                                                               37.4%
                      COMPUTERS/OFFICE EQUIPMENT                                 1.3%
    4,000     SE      Maldata AB Series B                                                       52,225
    6,300     UK      Skillsgroup PLC                                                           29,444
                                                                                         --------------
                                                                                                81,669
                                                                                         --------------
                      ELECTRONICS/NEW TECHNOLOGY                                10.4%
      900     DE      Aixtron AG                                                                74,159
    3,500     US      Artesyn Technologies Inc. *                                               77,656
    2,600     US      Atmel Corp. *                                                             68,087

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
                      ELECTRONICS/NEW TECHNOLOGY (CONTINUED)
    3,100     US      Brooks Automation Inc. *                                            $     83,894
   11,900     US      Cypress Semiconductor Corp. *                                            196,350
      450     US      Emulex Corp. *                                                            50,034
    2,100     UK      Filtronic PLC                                                             24,711
    1,300     US      Microchip Technology Inc. *                                               61,588
    2,000     FI      Perlos OYJ *                                                              29,288
                                                                                         --------------
                                                                                               665,767
                                                                                         --------------
                      TECHNOLOGY SERVICES                                       25.7%
    2,000     JP      ARGOTECHNOS 21 Corp.                                                      64,278
    2,800     US      Aspect Development Inc. *                                                 51,800
   10,200     UK      Autonomy Corporation PLC *                                                58,650
    8,000     IS      BackWeb Technologies Ltd. *                                              219,000
    3,100     US      BindView Development Corp. *                                              73,625
    2,800     US      Exchange Applications Inc. *                                             114,100
    2,800     US      High Speed Access Corp. *                                                 71,750
    1,600     US      Informatica Corp. *                                                       57,000
    1,300     IN      Infosys Technologies Ltd. (ADR)                                           75,400
       31     FR      Jet Multimedia (Warrants 12/31/99) *                                          96
    6,000     NO      Merkantildata ASA                                                         57,925
    1,000     JP      Nippon System Development                                                 59,487
    2,400     CA      Open Text Corp. *                                                         72,000
    1,600     US      Pacific Internet Ltd. *                                                   75,800
    1,900     US      Pegasus Systems Inc. *                                                    71,131
    2,500     UK      Psion PLC                                                                 32,314
   11,900     US      Renaissance Worldwide Inc. *                                              94,828
    3,100     US      SoftNet Systems Inc. *                                                    86,413
    1,000     JP      Trend Micro Inc.                                                         168,545
   10,700     CA      VERSUS Technologies Inc. *                                               109,888
    3,200     US      VISTA Information Solutions Inc. *                                        37,000
                                                                                         --------------
                                                                                             1,651,030
                                                                                         --------------

TELEMEDIA/SERVICES SECTOR                                                       19.5%
                      BUSINESS SERVICES                                          5.1%
      200     FR      Altran Technologies S.A.                                                  52,801
    7,500     SE      Mandator AB                                                               49,843
    2,200     US      Metzler Group Inc. *                                                      60,775
    2,700     US      NCO Group Inc. *                                                         102,600
    3,750     US      Tetra Tech Inc. *                                                         61,875
                                                                                         --------------
                                                                                               327,894
                                                                                         --------------
                      COMMUNICATION SERVICES                                     6.9%
    1,000     IS      Gilat Satellite Networks Ltd. *                                           52,500
    1,400     US      Global TeleSystems Group Inc. *                                          113,400
    4,000     US      Intermedia Communications of Florida Inc. *                              120,000
    1,200     US      Network Access Solutions Corp. *                                          15,975
    3,500     CA      Research in Motion Ltd. *                                                 69,879
    1,400     US      WinStar Communications Inc. *                                             68,250
                                                                                         --------------
                                                                                               440,004
                                                                                         --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
                      MEDIA                                                      7.5%
    4,100     US      Education Management Corp. *                                        $     85,075
       55     DE      EM.TV & Merchandising AG                                                  77,423
    1,080     DE      Kinowelt Medien AG *                                                      48,784
    2,800     US      SFX Entertainment Inc. Class A                                           179,200
    4,600     ES      Telefonica Publicidad e Informacion S.A. *                                91,794
                                                                                         --------------
                                                                                               482,276
                                                                                         --------------

TOTAL EQUITY INVESTMENTS (COST $4,999,747)                                      99.1%        6,353,254
                                                                                         --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                         0.0%
        8     US      SSgA Money Market Fund                                                         8
        8     US      SSgA U.S. Government Money Market Fund                                         8
                                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS (COST $16)                                          0.0%               16
                                                                                         --------------

TOTAL INVESTMENTS (COST $4,999,763) **                                          99.1%        6,353,270

                      OTHER ASSETS LESS LIABILITIES                              0.9%           56,037
                                                                                         --------------
                      NET ASSETS                                               100.0%     $  6,409,307
                                                                                         --------------
                                                                                         --------------

--------------------------------
*    Non-income producing security.
ADR  American Depository Receipt

Tax Information:

**   For Federal income tax purposes, cost is $5,006,491 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $ 1,513,562
Unrealized depreciation      (166,783)
                          -----------
Net unrealized
appreciation              $ 1,346,779
                          -----------
                          -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

The Fund's investments in securities at June 30,1999 categorized by country:

                                                             % OF NET ASSETS
                                                ------------------------------------------
                                      COUNTRY                  SHORT-TERM AND
COUNTRY                                CODE       EQUITIES         OTHER          TOTAL
------------------------------------------------------------------------------------------
Canada                                  CA             3.9%                           3.9%
Denmark                                 DK             3.5%                           3.5%
Finland                                 FI             2.7%                           2.7%
France                                  FR             1.4%                           1.4%
Germany                                 DE             5.3%                           5.3%
Hong Kong                               HK             0.9%                           0.9%
India                                   IN             1.2%                           1.2%
Israel                                  IS             4.2%                           4.2%
Italy                                   IT             1.8%                           1.8%
Japan                                   JP            14.8%                          14.8%
Mexico                                  MX             0.5%                           0.5%
Norway                                  NO             2.2%                           2.2%
Singapore                               SG             0.5%                           0.5%
Spain                                   ES             5.2%                           5.2%
Sweden                                  SE             1.9%                           1.9%
Switzerland                             CH             3.3%                           3.3%
United Kingdom                          UK             4.7%                           4.7%
United States                           US            41.1%            0.9%          42.0%
                                                       ---              --      ----------
  Total                                               99.1%            0.9%         100.0%
                                                       ---              --      ----------
                                                       ---              --      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Management's Performance Review

        Despite rising interest rates, a shift in investor preference from growth to value and extremely high valuations coming into the year, technology continued to be among the top performing sectors during the first half of 1999. For the six months ended June 30, 1999, the Dresdner RCM Global Technology Fund achieved a total return of 31.53% and 31.44% for the Class I and Class N shares, respectively. For the period, the Fund outperformed its benchmark, the Lipper Science and Technology Fund Index, which returned 27.34% while the S&P 500 Index rose 12.38%.

MARKET REVIEW

        The performance of the technology sector was remarkable during the first half of 1999 even as market conditions for the sector became less favorable. First, the number of initial and secondary offerings was unprecedented, yet the market was able to absorb them and still climb higher. Second, interest rates rose steadily during the period, typically a negative for non-dividend paying, long-duration technology stocks. Third, investor preference shifted away from growth and toward cyclical and value stocks in the second quarter-with technology a notable exception. Fourth, other volatile asset classes, such as emerging markets, increasingly attracted investors during the period. Despite all of these obstacles, the broadly defined technology sector was remarkably resilient during the first half of the year, sustaining only minor, periodic corrections.

        Although the Internet sector was extremely volatile, particularly in the second quarter, other areas such as telecommunications equipment, semiconductors and storage management performed very well. One of the most difficult areas was the personal computer sector, as expectations of a better than normal spring season proved unfounded. In general, the recovery of Asian markets created a positive climate for U.S. technology companies, which tend to have a high exposure to the region.

FACTORS AFFECTING PERFORMANCE

        The technology sector's dramatic appreciation, following the Federal Reserve Board's decisive moves to lower interest rates last fall, was unprecedented in such a short period of time. Nevertheless, the Fund still outperformed its benchmark during the first half of 1999, even though Dresdner RCM, the investment manager of the Fund, expected a more meaningful correction than actually occurred.

        The Internet sector was an extreme example of dramatic upside performance and volatility. Fortunately, Dresdner RCM was particularly successful in navigating its ups and downs. After soaring in December, the Internet sector's momentum began to fade in mid-January and its respective stocks corrected significantly. Dresdner RCM took advantage of that pause based on anticipation that first quarter-end Internet traffic figures would be strong. This turned out to be the case. However, by mid-April, when first-quarter results were reported, a number of companies, particularly Amazon.com, did not come through with positive revenue or earnings surprises. As a result, Dresdner RCM reduced the Fund's Internet position, which was timely, and then added to it once again as the period was coming to a close. By June 30, 1999, the outlook for long-duration assets such as Internet stocks improved when the Fed raised short-term interest rates just 25 basis points and shifted from a tightening to a neutral bias.

        Within the Internet sector, Yahoo! Japan was among the most successful stocks during the period under review, rising over 900% in dollar terms. At the time of the purchase, Yahoo! Japan's market capitalization was less than $2 billion while Yahoo! in the U.S. had a market cap of $40 billion. While it is true that the Internet has not yet penetrated Japanese society to the extent that it has in the U.S., Japan's population is roughly half that of the U.S., and the Fund's managers believe that Yahoo! Japan has significant appreciation potential as it serves that market. Another successful Japanese Internet performer was Softbank, which also capitalized on the profound impact that the Internet is likely to have on Japan, where the consumer has traditionally been poorly served. In addition, Softbank also owns meaningful stakes in many high profile U.S. Internet companies.

        With the recovery of global markets, telecommunications companies performed extremely well during the first half of 1999. For example, QUALCOMM, a global leader in wireless communication technology, has risen 127% since it was purchased in March. Uniphase, a company whose laser technology plays an important role in the

 Dresdner RCM Global Technology Fund
 Management's Performance Review
telecommunications industry's ability to increase the capacity of traffic carried over fiber-optic networks, announced a merger with JDS Fitel, another telecommunications infrastructure supplier in the portfolio, which rose 139% during the first half of the year. Within computer memory storage management, companies such as EMC, Network Appliance and VERITAS Software performed well, beneficiaries of the explosion in data traffic and the reduction in disk drive prices. As of June 30, 1999, the portfolio had no exposure to the personal computer industry, which was a positive since it was one of the worst performing areas in technology. However, the Fund's exposure to semiconductor stocks was also light, and that was a negative for the portfolio because many semiconductor companies performed well as suppliers to the telecommunications industry.

OUTLOOK

        Technology continues to be an area of extremely high valuations -- as well as exhilarating opportunity and growth. Internet companies with profitable models which show increasing economies of scale are likely to continue showing superior performance, whereas many of the other Internet companies that do not have a profitable business model may fall by the wayside. Dresdner RCM anticipates that the Fund will continue to be underweighted in PCs and overweighted in telecommunications equipment manufacturers and component suppliers that are building infrastructure. Other areas of opportunity include the cyclical semiconductor industry, currently in the first year of a recovery, and information technology consulting. With the year 2000 just months away, the concern over Y2K seems to have diminished in the investment community. Although there still could be a slowdown in the technology sector due to Y2K, the market seems to have discounted most of these concerns. Overall, Dresdner RCM believes that technology continues to present enormous opportunity throughout the rest of 1999 and beyond.

 Dresdner RCM Global Technology Fund
Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Class I                Lipper Science &             S&P 500
                Shares       Technology Fund Index (b)     Stock Index (a)
12/27/95       $10,000                         $10,000             $10,000
12/31/95       $10,040                          $9,952             $10,023
1/31/96        $10,370                          $9,897             $10,364
2/29/96        $10,660                         $10,314             $10,460
3/31/96        $10,620                          $9,857             $10,561
4/30/96        $11,580                         $10,840             $10,717
5/31/96        $11,930                         $11,098             $10,993
6/30/96        $11,380                         $10,332             $11,035
7/31/96        $10,270                          $9,565             $10,547
8/31/96        $10,770                         $10,055             $10,770
9/30/96        $11,870                         $10,987             $11,376
10/31/96       $11,700                         $10,822             $11,690
11/30/96       $12,770                         $11,837             $12,573
12/31/96       $12,692                         $11,626             $12,324
1/31/97        $13,689                         $12,542             $13,095
2/28/97        $12,359                         $11,408             $13,197
3/31/97        $11,564                         $10,549             $12,654
4/30/97        $11,715                         $11,007             $13,410
5/31/97        $13,447                         $12,317             $14,226
6/30/97        $13,860                         $12,432             $14,864
7/31/97        $15,694                         $14,157             $16,047
8/31/97        $15,764                         $14,245             $15,148
9/30/97        $17,094                         $14,849             $15,978
10/31/97       $15,986                         $13,279             $15,445
11/30/97       $15,754                         $13,166             $16,160
12/31/97       $16,129                         $12,537             $16,438
1/31/98        $15,976                         $12,759             $16,620
2/28/98        $17,837                         $14,277             $17,819
3/31/98        $18,838                         $14,394             $18,731
4/30/98        $20,452                         $15,012             $18,920
5/31/98        $19,227                         $13,911             $18,595
6/30/98        $21,065                         $14,727             $19,350
7/31/98        $20,441                         $14,588             $19,143
8/31/98        $17,095                         $11,850             $16,375
9/30/98        $17,790                         $13,248             $17,425
10/31/98       $19,463                         $14,259             $18,841
11/30/98       $22,055                         $15,858             $19,983
12/31/98       $25,891                         $18,423             $21,134
1/31/99        $29,859                         $22,018             $20,809
2/28/99        $26,956                         $21,333             $18,637
3/31/99        $30,210                         $22,186             $20,536
4/30/99        $31,807                         $23,045             $20,792
5/31/99        $30,634                         $22,501             $20,763
6/30/99        $34,166                         $23,750             $23,461

PERFORMANCE(C)
JUNE 30, 1999

                                                                                       CUMULATIVE
                                                                           SINCE          SINCE
                                     YTD(H)      1 YEAR      3 YEAR      INCEPTION      INCEPTION
Class I
Average Annual Total Return(d)         31.53%      62.10%      44.26%       41.90%        241.66%
Class N
Average Annual Total
Return(e)(f)(g)                        31.44%      61.99%      44.23%       41.88%        241.43%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 10 largest U.S. science and technology mutual funds.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 27, 1995.
(e)   Class N shares commenced operations on January 20, 1999.
(f) For periods prior to January 20, 1999, figures reflect Class I performance. From the inception date January 20, 1999, figures reflect actual Class N performance, including the effect of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class N is $34,143 for the period from 12/27/95 - 6/30/99. The performance of the Class N shares are lower due to the effects of 12b-1 fees.
(h)  Unannualized.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                       0.3%
                      CONSUMER DURABLES                                        0.3%
    1,400     JP      Sony Corp.                                                        $    150,947
CYCLICAL/CAPITAL GOODS SECTOR                                                  6.3%
                      ELECTRICAL EQUIPMENT                                     3.5%
    7,000     JP      Hirose Electric Co. Ltd.                                               726,394
   10,600     US      Oak Industries Inc. *                                                  463,088
   92,000     JP      The Furukawa Electric Co. Ltd.                                         421,857
                                                                                       --------------
                                                                                           1,611,339
                                                                                       --------------
                      INDUSTRIAL EQUIPMENT                                     2.8%
   13,900     BH      Tyco International Ltd.                                              1,317,025
TECHNOLOGY SECTOR                                                             76.7%
                      COMPUTERS/OFFICE EQUIPMENT                               7.4%
   18,400     US      E M C Corp. *                                                        1,012,000
   15,100     US      Electronics for Imaging Inc. *                                         775,763
    4,000     US      International Business Machines                                        517,740
   16,500     US      Network Appliance Inc. *                                               921,937
    3,400     US      Sun Microsystems Inc. *                                                234,175
                                                                                       --------------
                                                                                           3,461,615
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                              29.2%
      800     JP      Advantest Corp.                                                         87,908
   10,200     US      Analog Devices Inc. *                                                  511,912
    3,600     US      Applied Materials Inc. *                                               265,950
   10,000     NL      ASM Lithography Holding N.V. *                                         593,750
   14,974     US      Cisco Systems Inc. *                                                   965,823
   50,000     JP      Fujitsu Ltd.                                                         1,005,898
   10,800     CA      JDS Fitel Inc. *                                                       901,187
   10,840     US      Motorola Inc.                                                        1,027,090
    9,290     FI      Nokia Corp. (ADR)                                                      850,616
    4,000     US      PMC-Sierra Inc. *                                                      236,250
   17,080     US      QUALCOMM Inc. *                                                      2,450,980
    5,900     US      Sanmina Corp. *                                                        447,662
   14,400     FR      STMicroelectronics N.V. NY Registry                                    999,000
    8,960     US      Uniphase Corp. *                                                     1,487,360
    8,400     US      Vitesse Semiconductor Corp. *                                          566,475
   19,980     US      Xilinx Inc. (rights) *                                               1,143,855
                                                                                       --------------
                                                                                          13,541,716
                                                                                       --------------
                      TECHNOLOGY SERVICES                                     40.1%
    5,700     US      Amazon.com Inc. *                                                      713,212
    7,280     US      America Online Inc.                                                    804,440
   20,000     JP      ARGOTECHNOS 21 Corp.                                                   642,783
    5,208     US      At Home Corp. Series A *                                               280,907
    4,400     FR      Atos SA *                                                              449,222
   13,300     US      BMC Software Inc. *                                                    718,200

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      TECHNOLOGY SERVICES (CONTINUED)
   43,000     US      Cambridge Technology Partners Inc. *                              $    755,187
      100     UK      CMG PLC                                                                  2,636
   11,100     US      Concord EFS, Inc. *                                                    469,669
    6,400     US      eBay Inc. *                                                            966,400
   19,900     US      Exodus Communications Inc. *                                         2,386,756
    3,600     HK      Gemstar International Group Ltd. *                                     234,900
   19,200     US      I2 Technologies Inc. *                                                 825,600
    9,200     US      Intuit *                                                               829,150
   26,000     UK      Logica PLC                                                             273,485
    7,000     US      Microsoft Corp. *                                                      631,313
    9,400     US      Network Solutions Inc. *                                               743,775
    6,000     US      Siebel Systems Inc. *                                                  398,250
    3,300     JP      Softbank Corp.                                                         668,255
    9,200     US      Sterling Commerce Inc. *                                               335,800
    3,800     FR      Transiciel SA                                                          403,640
   32,800     US      UsWeb Corp. *                                                          727,750
   14,400     US      Verio Inc. *                                                         1,000,800
   13,000     US      VERITAS Software Co. *                                               1,234,187
        4     JP      Yahoo Inc. *                                                         1,497,073
    3,512     US      Yahoo Inc. *                                                           604,942
                                                                                       --------------
                                                                                          18,598,332
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                      9.4%
                      COMMUNICATION SERVICES                                   9.4%
    4,200     NL      Equant N.V. NY Registry *                                              395,325
   13,500     US      Frontier Corp.                                                         796,500
    5,800     DE      Mannesmann AG                                                          865,506
    4,310     US      MCI WorldCom Inc. *                                                    370,929
   19,600     US      Nextel Communications Inc. *                                           983,675
   18,800     US      WinStar Communications Inc. *                                          916,500
                                                                                       --------------
                                                                                           4,328,435
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $29,850,398)                                   92.7%       43,009,409
                                                                                       --------------
OPTIONS                                                                        0.7%
NO. OF
CONTRACTS
      310     US      Call Option on Newbridge Networks Corp.,
                      Strike @ $20, Exp. 1/00                                                329,375
                                                                                       --------------

TOTAL OPTIONS (COST $445,680)                                                                329,375
                                                                                       --------------

TOTAL EQUITY INVESTMENTS AND OPTIONS (COST $30,296,078)                       93.4%       43,338,784
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

  FACE
 AMOUNT/                                                                     % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      U.S. GOVERNMENT SECURITIES                               8.5%
4,000,000     US      U.S. Treasury Bill 4.600% maturing 09/23/99                       $  3,957,113
                      MONEY MARKET FUNDS                                       3.9%
  906,260     US      SSgA Money Market Fund                                                 906,260
  906,260     US      SSgA U.S. Government Money Market Fund                                 906,260
                                                                                       --------------
                                                                                           1,812,520
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,769,633)                                12.4%        5,769,633
                                                                                       --------------

TOTAL INVESTMENTS (COST $36,065,711) **                                      105.8%       49,108,417
                      OTHER ASSETS LESS LIABILITIES                          (5.8)%       (2,698,969)
                                                                                       --------------
                      NET ASSETS                                             100.0%     $ 46,409,448
                                                                                       --------------
                                                                                       --------------

--------------------------------
*    Non-income producing security

ADR  American Depository Receipt

Tax Information:

**   For Federal income tax purposes, cost is $36,450,300 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $  13,474,058
Unrealized depreciation        (815,941)
                          -------------
Net unrealized
appreciation              $  12,658,117
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999 categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Bermuda                                     BH             2.8%                           2.8%
Canada                                      CA             2.0%                           2.0%
Finland                                     FI             1.8%                           1.8%
France                                      FR             4.0%                           4.0%
Germany                                     DE             1.9%                           1.9%
Hong Kong                                   HK             0.5%                           0.5%
Japan                                       JP            11.2%                          11.2%
Netherlands                                 NL             2.1%                           2.1%
United Kingdom                              UK             0.6%                           0.6%
United States                               US            65.8%            7.3%          73.1%
                                                           ---             ---      ----------
  Total                                                   92.7%            7.3%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Management's Performance Review

        Investor preference for value in the second quarter as well as Congressional debate over Medicare's role in covering prescription drugs cast a cloud over the health care sector. The Fund's emphasis on specialty pharmaceutical companies somewhat protected the portfolio against this environment. For the six months ended June 30, 1999, the Dresdner RCM Health Care Fund returned -2.76%, significantly outperforming its benchmark, the Russell Midcap Health Care Index, which returned -13.40%.

MARKET REVIEW

        Unlike many other sectors of the economy, the federal government's actual or projected role has a major impact on the health care industry's profitability and stock price performance. For example, in recent years, reduced Medicare reimbursement has made the hospital and health maintenance organization industries a difficult area for investors. In contrast, one of the major reasons why the U.S. pharmaceutical industry has had such vibrancy in terms of earnings and stock price performance -- and why the Fund has shifted significantly to this sector -- is its free-market system. Unlike most other countries in the world where the government is the largest purchaser of pharmaceuticals, the U.S. government has never stepped in as a direct purchaser.

        However, for the past several months, the Clinton Administration and Congress have been discussing the possibility of adding a prescription drug benefit to the Medicare program, which currently covers most other medical costs for senior citizens. The possibility that Medicare will be expanded to include prescription drugs has adversely affected pharmaceutical stocks, and Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes that it will continue to do so until the issue is resolved. The impact is greatest on the large, diversified drug companies rather than the niche players in one or two product categories.

        To a lesser extent, another factor affecting the group was the general migration from growth to value stocks that took place during the second quarter. As economies rebounded throughout the world, the classic defensive nature of growth-orientated pharmaceutical companies wasn't as attractive on a relative basis.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM combines rigorous fundamental research of health care securities with a disciplined methodology to uncover quality companies that generate strong earnings and solid growth prospects. Its portfolio managers, who have advanced degrees in medicine and the biological sciences as well as extensive financial training, have a unique ability to analyze new products and services from the health care sector.

        For the past six months, Dresdner RCM invested the Fund primarily in larger capitalization stocks, since that is where they perceived the most value. In addition, they were able to find more opportunities in the products sector verses the services sector.

        The Fund's emphasis on niche players within the pharmaceutical industry accounted for much of its outperformance versus its benchmark. For specialty pharmaceutical companies such as Alza, the critical factor in the stock's performance was not Medicare but how its important drugs were being received in the medical community. In March, Alza's shares sold off sharply when there were indications that Ditropan XL, a drug that treats incontinence, was not being accepted in the marketplace. Dresdner RCM took that opportunity to buy additional shares because of a conviction that the drug was attracting favorable reviews from the urological community. This conviction was based on valuable input from Dresdner RCM's Grassroots-SM- Research. Shareholders were rewarded in late June, when Alza announced that it was being acquired by Abbott Laboratories.

        The Fund was overweighted in specialty pharmaceutical companies and underweighted in companies that were most exposed to the Medicare issue. During the past six months, particularly in the second quarter, the Fund was underweighted in Merck and Pfizer, which dominate the Index. That decision was a major positive contributor to performance. Merck was, and continues to face, some very significant patent expirations next year, particularly in the cardio-vascular area that made them one of the premier drug companies of the 1980s and early 1990s. Pfizer was generally thought of as being the best pharmaceutical company with standout drugs such as Viagra. However, Dresdner RCM believes that Pfizer's sustainable revenue stream did not justify the price/earnings multiple that the

 Dresdner RCM Global Health Care Fund
 Management's Performance Review

market was willing to place on the company. When Viagra first came out, some Wall Street analysts estimated that it could generate $6 billion a year in revenue. Partly because the side effects were underestimated, the high-end estimate is now about $700 million.

        In contrast, Dresdner RCM believes that Cardinal Health, a pharmaceutical distributor, is less likely to be hurt from Medicare legislation since the company benefits from higher volumes and revenues that would result from expanded coverage. The company has participated very aggressively in the recent trend towards consolidation of the drug distribution sector. As that consolidation came mostly to a close, the company began diversifying into service-related businesses such as dispensing systems, specialty manufacturing and specialty packaging that they could offer to the manufacturers that they buy products from and the hospitals, drugs stores and other customers to whom they sell products. Many of these businesses are growing faster and offer better margins than their core distribution business, making it a very attractive return on capital story and growth story at the same time.

OUTLOOK

        The current discussions about changes in Medicare are reminiscent of five years ago, when the Clinton Administration was proposing sweeping changes in the nation's health care system. Those changes ultimately did not occur. However, Dresdner RCM believes that this time, there will be some changes in the Medicare system, partly because of the political imperatives of an upcoming national election and an outgoing president who is concerned about his legacy. In addition, when Medicare was first enacted over 30 years ago, outpatient pharmaceutical costs were a minor portion of the total health dollar. Because the drug companies, through their superior research and development efforts, have done an excellent job in creating demand for their products, outpatient drug therapies are becoming an increasing focus -- and an increasing percentage of the cost -- of elderly treatment. As Dresdner RCM has done over the past several quarters, they will continue to focus on specialty pharmaceutical companies that are less vulnerable to Congressional action. In addition, as patent expirations occur in 1999 and 2000, Dresdner RCM will also focus on selected generic drug companies that have the necessary manufacturing expertise to mimic the synthesis of these compounds.

 Dresdner RCM Global Health Care Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               CLASS N                          RUSSELL MIDCAP            S&P 500
                               SHARES                       HEALTH CARE INDEX (B)     STOCK INDEX (A)
12/31/96                                          $10,000                   $10,000             $10,000
1/31/97                                           $10,700                   $10,353             $10,625
2/28/97                                           $10,650                   $10,552             $10,708
3/31/97                                            $9,910                    $9,637             $10,268
4/30/97                                           $10,050                    $9,786             $10,881
5/31/97                                           $11,140                   $10,712             $11,544
6/30/97                                           $11,660                   $11,201             $12,061
7/31/97                                           $11,990                   $11,904             $13,021
8/31/97                                           $11,790                   $11,739             $12,292
9/30/97                                           $13,110                   $12,373             $12,965
10/31/97                                          $12,910                   $11,644             $12,532
11/30/97                                          $13,110                   $11,886             $13,113
12/31/97                                          $13,000                   $11,920             $13,338
1/31/98                                           $13,189                   $11,938             $13,486
2/28/98                                           $14,060                   $13,012             $14,458
3/31/98                                           $14,584                   $13,725             $15,199
4/30/98                                           $14,897                   $14,478             $15,352
5/31/98                                           $14,261                   $14,231             $15,088
6/30/98                                           $14,295                   $14,779             $15,701
7/31/98                                           $14,216                   $14,392             $15,533
8/31/98                                           $12,241                   $11,813             $13,287
9/30/98                                           $13,659                   $13,577             $14,139
10/31/98                                          $14,004                   $14,298             $15,288
11/30/98                                          $15,109                   $15,021             $16,215
12/31/98                                          $16,324                   $16,394             $17,148
1/31/99                                           $16,482                   $15,584             $17,865
2/28/99                                           $16,056                   $14,842             $17,310
3/31/99                                           $15,813                   $14,728             $18,002
4/30/99                                           $15,059                   $13,653             $18,699
5/31/99                                           $14,937                   $13,882             $18,257
6/30/99                                           $15,874                   $14,197             $19,271
                 $10,000 Investment (12/31/96-6/30/99)(d)

PERFORMANCE(C)
JUNE 30, 1999

                                                                                       CUMULATIVE
                                                                         SINCE            SINCE
                                       YTD(E)          1 YEAR          INCEPTION        INCEPTION
 Class N
 Average Annual Total Return(d)          -2.76%          11.05%           20.30%           58.74%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  Class N shares commenced operations on December 31, 1996.

(e)   Unannualized.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                               % OF       MARKET VALUE
 SHARES     COUNTRY                   EQUITY INVESTMENTS                    NET ASSETS      (NOTE 1)
-------------------------------------------------------------------------------------------------------
HEALTH CARE SECTOR                                                              95.4%
                      DRUGS AND HOSPITAL SUPPLIES                               77.9%
    2,200     US      Algos Pharmaceutical Corp. *                                        $      48,538
    3,100     US      Alkermes Inc. *                                                            71,688
    6,000     US      Alza Corp. *                                                              305,250
    6,500     US      American Home Products Corp.                                              373,750
    1,500     US      Amgen Inc. *                                                               91,312
    1,900     US      Bausch & Lomb Inc.                                                        145,350
    2,000     US      Biogen Inc. *                                                             128,625
    2,600     US      Boston Scientific Corp. *                                                 114,238
    5,500     US      Bristol Myers Squibb Co.                                                  387,406
    6,300     US      Coulter Pharmaceutical Inc. *                                             142,144
    4,600     US      Eli Lilly & Co.                                                           329,475
    6,600     US      Forest Laboratories Inc. *                                                305,250
    1,900     UK      Glaxo Wellcome PLC (ADR)                                                  107,326
    1,650     US      Johnson & Johnson                                                         161,700
    2,200     US      MedImmune Inc. *                                                          149,050
    2,768     US      Merck & Co. Inc.                                                          204,832
    5,300     US      Omnicare Inc.                                                              66,912
    6,100     US      Province Healthcare Co. *                                                 118,950
    2,600     CA      QLT PhotoTherapeutics Inc. *                                              143,000
        5     CH      Roche Holdings AG                                                          51,396
    5,500     US      SangStat Medical Corp. *                                                   94,875
      800     US      Sepracor Inc. *                                                            65,000
    3,000     IS      Teva Pharmaceutical Industries Ltd.                                       147,000
    5,300     US      Warner Lambert Co.                                                        367,687
    2,500     US      Watson Pharmaceuticals Inc. *                                              87,656
                                                                                         --------------
                                                                                              4,208,410
                                                                                         --------------
                      HEALTH CARE SERVICES                                      17.5%
    7,000     US      American Dental Partners *                                                 77,875
    2,680     US      Cardinal Health Inc.                                                      171,855
    3,500     US      CareInsite Inc. *                                                         165,375
    4,000     US      Health Management Associates Inc. *                                        45,000
    4,200     US      Inhale Therapeutic Systems *                                              100,013
    6,000     US      Mylan Laboratories Inc.                                                   159,000
    4,000     US      Pharmacia & Upjohn Inc.                                                   227,250
                                                                                         --------------
                                                                                                946,368
                                                                                         --------------
TOTAL EQUITY INVESTMENTS (COST $4,960,338)                                      95.4   %      5,154,778
                                                                                         --------------
TOTAL INVESTMENTS (COST $4,960,338) **                                          95.4   %      5,154,778
                      OTHER ASSETS LESS LIABILITIES                              4.6   %        245,828
                                                                                         --------------
                      NET ASSETS                                               100.0   % $    5,400,606
                                                                                         --------------
                                                                                         --------------

--------------------------------
*  Non-income producing security

ADR  American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

Tax Information:

** For Federal income tax purposes, cost is $4,963,512 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $     406,941
Unrealized depreciation        (215,675)
                          -------------
Net unrealized
appreciation              $     191,266
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                             % OF NET ASSETS
                                                ------------------------------------------
                                      COUNTRY                    SHORT-TERM
COUNTRY                                CODE       EQUITIES       AND OTHER        TOTAL
------------------------------------------------------------------------------------------
Canada                                  CA             2.6%                           2.6%
Israel                                  IS             2.7%                           2.7%
Switzerland                             CH             1.0%                           1.0%
United Kingdom                          UK             2.0%                           2.0%
United States                           US            87.1%            4.6%          91.7%
                                                    ------              --      ----------
  Total                                               95.4%            4.6%         100.0%
                                                    ------              --      ----------
                                                    ------              --      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

        A rebounding Japan and surging emerging market countries, along with a weak Europe and sliding euro currency, characterized the international markets in the first half of 1999. For the six months ended June 30, 1999, the Dresdner RCM International Growth Equity Fund achieved a total return of 4.81% and 4.74% for Class I and Class N shares, respectively. For the period, the portfolio outperformed its primary benchmark, the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE), which returned 4.11% while its secondary benchmark, the MSCI All Country World Free Ex-U.S. Index (ACWI), which includes emerging markets, returned 7.15%.

MARKET REVIEW

        After a turbulent 1998, decisive action by central banks around the world restored confidence in many international markets. In Japan, economic growth was still sluggish, but the corporate sector has begun to take restructuring seriously. Following a surge in smaller stocks last fall, the large cap Japanese markets have staged a rebound after a decade-long bear market. As a result, Japan's market rose by 20.3% in dollar terms for the first half of 1999.

        In Europe, growth has been negligible, particularly in Germany and Italy, which account for about half of Euroland's economy. Partly because Europe's growth was overshadowed by the U.S., the euro devalued from $1.18 to $1.02 during the period. In addition, the war in Kosovo created investor skittishness and there was an outflow of liquidity by international investors to buy Asia equities. On the positive side, the euro's launch on January 1, 1999 has spurred consolidations, as mergers & acquisitions rose nearly 50% in the first half of 1999 compared to the same period in 1998. European economic activity, particularly consumer spending, appeared to be improving and has begun to support higher earnings growth. As a result, there was a style shift in markets from growth into cyclical stocks during the second quarter. Still, European markets fell 3.2% in dollar terms during the period.

        Meanwhile, emerging markets made up all of the ground lost in 1998. After central banks throughout the world took a cue from the Federal Reserve Board and slashed interest rates last fall, this massive expansion in the monetary base boosted equities and stabilized currencies, particularly in small illiquid markets. As the global economy began to improve, oil prices rose sharply, which in turn benefited energy-rich regions such as Latin America.

FACTORS AFFECTING PERFORMANCE

        The Fund's performance was hampered slightly in the first quarter by an underweight in Japan, although the Fund's effective stock selection was a plus, primarily in the technology sector with such holdings as Softbank, Yahoo! Japan, NTT Mobile Communications Network and Fujitsu. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, began to increase Japan's weighting towards the end of the first quarter, which helped the Fund's relative performance.

        In Japan, corporate restructuring and an improved profit environment ignited the equity markets. The Fund's strongest Japan-based performer was Softbank, the holding company for several U.S. Internet stocks including Yahoo!, Ebay, E*Trade and Ziff-Davis, the publishing concern. Softbank has been very astute at funding Internet ventures throughout the world. Within Japan, Softbank is capitalizing on the profound impact that the Internet is likely to have on Japan, where the consumer has traditionally been poorly served. Yahoo! Japan was also among the most successful stocks during the period. Japan's population is roughly half of the U.S., and the Fund's managers believe that Yahoo! Japan, with just a fraction of the market capitalization of Yahoo! in the U.S., has significant appreciation potential as it serves that market. The portfolio's position in Japan steadily increased as the restructuring in that country increasingly became apparent during the middle of the first quarter. However, the Fund remained underweight in emerging markets, which was a slight negative to total return.

        In Europe, the depreciating European currency accounted for about half of the Fund's underperformance compared to the ACWI. Dresdner RCM does not typically hedge currency unless there is a very strong conviction about a currency -- and the euro's precipitous decline was not expected. In addition, the advent of "Euroland" created an exodus by European fund managers out of certain traditional European equity assets, particularly in Germany and the Netherlands, and into other European markets.

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

However, a plus for the portfolio was an underweight in interest-sensitive stocks in Europe, in particular-insurance companies, which performed poorly due to rising bond yields.

        Although the portfolio increased its allocation to cyclical stocks, it continued to emphasize technology, telecommunications and media, three industries that are well positioned to benefit from high earnings growth throughout the world. For instance, Fujitsu is a computer component parts manufacturer that acted very early in Japan's restructuring process and is continually winning new orders. The Fund's emphasis on European telecommunication stocks-Vodafone Airtouch in the U.K., Telefonica in Spain, and KPN in the Netherlands-also contributed positively to the portfolio. In Italy, Telecom Italia of was the least expensive telecommunication stock within the European continent. It was ultimately the subject of a takeover bid from Olivetti. This type of bold move reflects the cultural changes that have taken place in Corporate Europe over the past few years.

        Although country and currency risk are critical variables, the portfolio is driven by bottom-up research where the aim is to generate above-average returns through superior stock selection throughout the world. Indeed, in June, the portfolio's investments in Softbank, Yahoo! Japan, NTT Mobile Communications Network and Fujitsu, led to particularly strong outperformance in the month of June 1999.

OUTLOOK

        Dresdner RCM is very optimistic about international markets. In Japan, the nation's monetary and fiscal policies support the current bull market. Although the Bank of Japan is only targeting a 0.5% to 1% growth in Gross National Product for 1999, investors are focusing not so much on economic revival but corporate restructuring and improving returns on equity. In Europe, the trend toward consolidation, particularly in the banking sector, is likely to increase in the second half of 1999, driving economic growth. In addition, as interest rates level off, the euro is likely to stabilize, improving dollar-denominated returns for investors. Although emerging markets are likely to remain volatile, the underlying economic environments are much more positive than could have been predicted a year ago.

        On a valuation basis, international markets appear to offer much more opportunity than the U.S., with companies typically trading at lower multiples for higher growth than their U.S. counterparts. Regardless of location, the Fund will continue to emphasize high quality, attractively priced securities that offer strong earnings growth.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PERFORMANCE FROM COMMENCEMENT OF OPERATIONS
        $10,000 INVESTMENT (12/28/94 - 6/30/99) (D)(F)(G)
                                                                    CLASS I SHARES      MSCI-EAFE (A)       MSCI-ACWI (B)
12/28/1994                                                                    10,000              10,000              10,000
                                                                               9,555               9,617               9,629
                                                                               9,577               9,592               9,576
3/31/95                                                                       10,054              10,193              10,117
                                                                              10,492              10,579              10,512
                                                                              10,564              10,455              10,466
6/30/95                                                                       10,847              10,275              10,321
                                                                              11,570              10,917              10,907
                                                                              11,420              10,503              10,529
9/30/95                                                                       11,665              10,711              10,709
                                                                              11,489              10,426              10,423
                                                                              11,522              10,719              10,668
12/31/95                                                                      11,799              11,153              11,089
                                                                              12,126              11,201              11,241
                                                                              12,271              11,241              11,241
3/31/1996                                                                     12,648              11,483              11,450
                                                                              13,096              11,820              11,797
                                                                              13,263              11,604              11,620
6/30/1996                                                                     13,353              11,673              11,680
                                                                              12,822              11,334              11,292
                                                                              13,108              11,362              11,358
9/30/1996                                                                     13,404              11,666              11,640
                                                                              13,302              11,549              11,524
                                                                              13,864              12,011              11,969
12/31/1996                                                                    14,078              11,860              11,830
                                                                              14,355              11,447              11,612
                                                                              14,477              11,637              11,825
3/31/1997                                                                     14,410              11,683              11,800
                                                                              14,654              11,747              11,899
                                                                              15,606              12,514              12,634
6/30/1997                                                                     16,502              13,207              13,332
                                                                              17,509              13,424              13,601
                                                                              16,292              12,424              12,530
9/30/1997                                                                     17,620              13,122              13,208
                                                                              16,458              12,117              12,084
                                                                              16,414              11,996              11,933
12/31/1997                                                                    16,603              12,104              12,070
                                                                              17,063              12,661              12,431
                                                                              17,924              13,476              13,261
3/31/1998                                                                     18,602              13,894              13,719
                                                                              18,954              14,006              13,818
                                                                              19,063              13,942              13,568
6/30/1998                                                                     19,123              14,050              13,517
                                                                              19,754              14,197              13,645
                                                                              17,063              12,440              11,721
9/30/1998                                                                     16,033              12,062              11,474
                                                                              16,869              13,323              12,675
                                                                              17,730              14,009              13,356
12/31/1998                                                                    18,895              14,565              13,816
1/31/1999                                                                     19,223              14,526              13,801
2/28/1999                                                                     18,429              14,183              13,492
3/31/1999                                                                     18,832              14,779              14,144
4/30/1999                                                                     19,160              15,380              14,851
5/31/1999                                                                     18,290              14,591              14,153
6/30/1999                                                                     19,804              15,163              14,804
PERFORMANCE FROM FIRST PUBLIC OFFERING
$10,000 Investment (5/22/95 - 6/30/99) (d)(f)(g)
                                                                      Class I Shares       MSCI-EAFE (a)       MSCI-ACWI (b)
5/22/95                                                                       10,000              10,000              10,000
                                                                              10,117               9,992              10,111
                                                                              10,233               9,984              10,222
6/30/95                                                                       10,508               9,811              10,081
                                                                              11,208              10,424              10,654
                                                                              11,063              10,029              10,284
9/30/95                                                                       11,300              10,228              10,460
                                                                              11,130               9,956              10,180
                                                                              11,161              10,236              10,420
12/31/95                                                                      11,430              10,650              10,831
                                                                              11,747              10,696              10,980
                                                                              11,887              10,735              10,980
3/31/1996                                                                     12,254              10,965              11,184
                                                                              12,686              11,287              11,523
                                                                              12,848              11,081              11,350
6/30/1996                                                                     12,935              11,147              11,408
                                                                              12,421              10,823              11,029
                                                                              12,698              10,849              11,094
9/30/1996                                                                     12,985              11,140              11,369
                                                                              12,886              11,029              11,256
                                                                              13,430              11,470              11,690
12/31/1996                                                                    13,638              11,325              11,554
                                                                              13,906              10,931              11,342
                                                                              14,024              11,113              11,549
3/31/1997                                                                     13,959              11,156              11,525
                                                                              14,195              11,217              11,622
                                                                              15,117              11,950              12,340
6/30/1997                                                                     15,986              12,612              13,021
                                                                              16,961              12,819              13,284
                                                                              15,782              11,864              12,239
9/30/1997                                                                     17,069              12,530              12,901
                                                                              15,943              11,571              11,803
                                                                              15,900              11,455              11,656
12/31/1997                                                                    16,083              11,558              11,790
                                                                              16,529              12,090              12,142
                                                                              17,363              12,868              12,952
3/31/1998                                                                     18,020              13,267              13,400
                                                                              18,361              13,375              13,497
                                                                              18,466              13,313              13,252
6/30/1998                                                                     18,525              13,417              13,202
                                                                              19,136              13,556              13,327
                                                                              16,529              11,879              11,448
9/30/1998                                                                     15,532              11,518              11,207
                                                                              16,342              12,722              12,380
                                                                              17,175              13,377              13,045
12/31/1998                                                                    18,304              13,908              13,495
1/31/1999                                                                     18,622              13,871              13,480
2/28/1999                                                                     17,852              13,543              13,178
3/31/1999                                                                     18,243              14,112              13,815
4/30/1999                                                                     18,561              14,687              14,580
5/31/1999                                                                     17,718              13,933              13,790
6/30/1999                                                                     19,184              14,479              14,459

PERFORMANCE(C)
JUNE 30, 1999

                                                                          LIFE OF FUND                    LIFE OF FUND
                                                                        ANNUALIZED SINCE                CUMULATIVE SINCE
                               YTD(H)      1 YEAR      3 YEAR     12/28/1994(D)   5/22/1995(D)    12/28/1994(D)   5/22/1995(D)
Class I
Average Annual Total
Return(d)                         4.81%       3.56%      14.04%        16.37%          17.19%          98.04%          91.84%
Class N
Average Annual Total
Return(e)(f)(g)                   4.74%       3.49%      14.01%        16.35%          17.17%          97.91%          91.72%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI-EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(b) The MSCI-ACWI Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d) The Class I shares were registered for offer and sale under the Securities Act of 1933 on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on December 28, 1994 ("Commencement of Operations").
(e) Class N shares commenced operations on March 10, 1999.
(f) For periods prior to March 10, 1999, figures reflect Class I performance. From the inception date March 10, 1999, figures reflect actual Class N performance, including the effect of Rule 12b-1 fees.
(g) The growth of $10,000 for the Class N is $98,955 and $95,859 for the Fund from December 28, 1994 to June 30, 1999 and from May 22,1995 to June 30, 1999, respectively. The performance of the Class N shares are lower due to the effects of 12b-1 fees.
(h) Unannualized.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                       2.3%
                      AUTOMOTIVE RELATED                                       0.8%
      562     DE      Porsche AG                                                        $  1,321,431
                      CONSUMER DURABLES                                        1.5%
    5,900     JP      Funai Electric Co. Ltd.                                              1,169,898
   12,500     JP      Sony Corp.                                                           1,347,738
                                                                                       --------------
                                                                                           2,517,636
                                                                                       --------------
CONSUMER NON-DURABLES SECTOR                                                   9.1%
                      BEVERAGE/TOBACCO                                         1.7%
   28,600     NL      Heineken N.V.                                                        1,464,397
  128,000     UK      Imperial Tobacco Group PLC                                           1,403,285
                                                                                       --------------
                                                                                           2,867,682
                                                                                       --------------
                      FOOD/FOOD PROCESSING                                     0.9%
    5,700     FR      Groupe Danone                                                        1,469,563
       20     JP      Hokuto Corp.                                                             1,074
                                                                                       --------------
                                                                                           1,470,637
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           1.2%
       47     NL      Benckiser N.V.                                                           2,509
   67,000     JP      Kao Corp.                                                            1,882,082
                                                                                       --------------
                                                                                           1,884,591
                                                                                       --------------
                      LEISURE TIME PRODUCTS/SERVICES                           0.8%
  158,000     UK      Airtours PLC                                                         1,260,220
                      RETAIL TRADE                                             4.5%
   11,500     FR      Carrefour Supermarche S.A.                                           1,689,997
   72,168     NL      Koninklijke Ahold N.V.                                               2,485,790
   35,700     CA      Loblaw Cos. Ltd.                                                       900,913
      120     FR      Promodes S.A.                                                           78,769
    5,300     JP      Ryohin Keikaku Co. Ltd.                                              1,333,362
   21,600     CA      Weston George Ltd.                                                     948,618
                                                                                       --------------
                                                                                           7,437,449
                                                                                       --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                 16.4%
                      BUILDING/CONSTRUCTION                                    1.8%
   79,934     IE      CRH PLC                                                              1,417,860
  150,000     JP      Sekisui House Ltd.                                                   1,618,559
                                                                                       --------------
                                                                                           3,036,419
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      CHEMICALS/TEXTILES                                       2.6%
   84,100     UK      BOC Group PLC                                                     $  1,646,480
   77,000     JP      Shin Etsu Chemical Co. Ltd.                                          2,576,503
                                                                                       --------------
                                                                                           4,222,983
                                                                                       --------------
                      ELECTRICAL EQUIPMENT                                     1.4%
   16,464     NL      Koninklijke (Royal) Philips Electronics N.V.                         1,624,028
  106,000     JP      Toshiba Corp.                                                          755,791
                                                                                       --------------
                                                                                           2,379,819
                                                                                       --------------
                      INDUSTRIAL EQUIPMENT                                     2.7%
   50,100     FR      Alstom                                                               1,575,835
  185,800     UK      Hanson PLC                                                           1,669,396
   30,300     NO      Tomra Systems ASA                                                    1,139,296
                                                                                       --------------
                                                                                           4,384,527
                                                                                       --------------
                      RAW/BASIC MATERIALS                                      7.3%
   54,070     BR      Aracruz Celulose S.A. (ADR)                                          1,189,540
  208,136     AU      Broken Hill Proprietary Co. Ltd.                                     2,410,970
    1,934     CH      Holderbank Financiere Glarus AG                                      2,282,846
  567,000     IE      Jefferson Smurfit Group PLC                                          1,340,643
   61,000     KR      Pohang Iron & Steel Co. Ltd. (ADR)                                   2,051,125
   30,500     DE      Preussag AG                                                          1,638,743
   37,500     FI      UPM-Kymmene Oyj                                                      1,075,102
                                                                                       --------------
                                                                                          11,988,969
                                                                                       --------------
                      TRANSPORTATION SERVICES                                  0.6%
1,154,000     HK      Cosco Pacific Ltd.                                                     959,360
ENERGY SECTOR                                                                  5.0%
                      ENERGY                                                   5.0%
   96,400     UK      BP Amoco PLC                                                         1,726,212
   10,220     FR      Elf Aquitaine S.A.                                                   1,499,785
  415,000     UK      Shell Transport & Trading Co.                                        3,113,823
   14,760     FR      Total Fina S.A. (B Shares)                                           1,904,220
                                                                                       --------------
                                                                                           8,244,040
                                                                                       --------------
HEALTH CARE SECTOR                                                             3.9%
                      DRUGS AND HOSPITAL SUPPLIES                              3.9%
   94,801     UK      Glaxo Wellcome PLC                                                   2,634,536
      140     CH      Roche Holdings AG                                                    1,439,093
   57,720     FR      Synthelabo *                                                         2,449,455
                                                                                       --------------
                                                                                           6,523,084
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      HEALTH CARE SERVICES                                     0.1%
      900     JP      Nichii Gakkan Co.                                                 $     98,153
INTEREST-SENSITIVE SECTOR                                                     20.4%
                      BANKING                                                 11.6%
   33,300     UK      Abbey National PLC                                                     625,428
  138,000     ES      Banco Santander Central Hispano S.A. *                               1,437,387
   68,031     IE      Bank of Ireland                                                      1,147,951
  113,904     UK      Bank of Scotland                                                     1,523,455
   17,200     FR      Banque Nationale de Paris                                            1,433,221
   51,088     UK      Barclays PLC                                                         1,485,779
   13,050     DE      Bayerische Hypo- und Vereinsbank AG                                    847,861
   28,400     DE      Deutsche Bank AG                                                     1,732,393
   23,000     KR      Housing & Commercial Bank, Korea (GDR)                                 725,293
   46,303     UK      HSBC Holdings PLC                                                    1,688,930
   28,000     KR      Kookmin Bank                                                           568,485
  104,370     UK      Lloyds TSB Group PLC                                                 1,417,326
  175,100     SE      Nordbanken Holding AB                                                1,023,610
   36,000     KR      Shinhan Bank                                                           404,332
   33,700     CA      Toronto Dominion Bank                                                1,519,866
    4,930     CH      Union Bank of Switzerland AG                                         1,471,462
                                                                                       --------------
                                                                                          19,052,779
                                                                                       --------------
                      GENERAL FINANCE                                          3.4%
   10,400     JP      Aeon Credit Service Ltd.                                               988,135
   12,800     JP      Aiful Corp.                                                          1,567,267
   80,000     JP      Credit Saison Co. Ltd.                                               1,672,228
   65,000     JP      Kokusai Securities Co. Ltd.                                            805,544
   11,400     JP      Mycal Card Inc.                                                        518,027
                                                                                       --------------
                                                                                           5,551,201
                                                                                       --------------
                      INSURANCE                                                3.8%
  117,300     IT      Alleanza Assicurazioni SpA                                           1,348,796
  125,000     UK      Allied Zurich AG PLC                                                 1,571,374
   12,500     FR      Axa S.A.                                                             1,524,994
    1,791     UK      CGU PLC                                                                 25,789
  123,000     UK      Prudential Corp. PLC                                                 1,812,824
                                                                                       --------------
                                                                                           6,283,777
                                                                                       --------------
                      UTILITIES                                                1.6%
   32,174     FR      Vivendi *                                                            2,606,301
TECHNOLOGY SECTOR                                                             22.0%
                      COMPUTERS/OFFICE EQUIPMENT                               1.0%
   58,000     JP      Canon Inc.                                                           1,667,601
      700     JP      Canon Sales Co. Inc.                                                    10,994
                                                                                       --------------
                                                                                           1,678,595
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      ELECTRONICS/NEW TECHNOLOGY                              14.0%
   35,000     JP      Alps Electric Co. Ltd.                                            $    819,796
   86,400     SE      Ericsson (LM) Telefonaktiebolaget                                    2,769,314
  218,000     JP      Fujitsu Ltd.                                                         4,385,714
   16,000     JP      Matsushita Communications Industrial Co.                             1,143,460
   80,000     JP      Matsushita Electric Industries                                       1,553,255
   27,000     SG      Murata Manufacturing Co. Ltd.                                        1,775,668
   58,100     FI      Nokia Oyj                                                            5,092,938
   51,200     FR      STMicroelectronics N.V. NY Registry                                  3,552,000
   57,000     TW      Taiwan Semiconductor Manufacturing Co. (ADR)                         1,938,000
                                                                                       --------------
                                                                                          23,030,145
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      7.0%
   16,200     FR      Cap Gemini S.A.                                                      2,546,088
   15,100     JP      Nippon System Development                                              898,244
   26,700     UK      Psion PLC                                                              345,115
   23,500     JP      Softbank Corp.                                                       4,758,784
        8     JP      Yahoo Inc. *                                                         2,994,147
                                                                                       --------------
                                                                                          11,542,378
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                     18.2%
                      BUSINESS SERVICES                                        1.6%
   25,000     JP      Secom Co. Ltd.                                                       2,602,528
                      COMMUNICATION SERVICES                                  13.2%
  153,839     UK      British Telecom PLC                                                  2,575,312
   14,000     NL      Equant N.V. NY Registry *                                            1,317,750
   28,000     IS      Gilat Satellite Networks Ltd. *                                      1,470,000
   28,000     US      Global TeleSystems Group Inc. *                                      2,268,000
   19,400     NL      KPN N.V.                                                               910,304
   27,900     DE      Mannesmann AG                                                        4,163,380
      130     JP      NTT Mobile Communications Network, Inc. *                            1,744,272
   28,000     PH      Philippine Long Distance Telephone Co. (ADR)                           843,500
   27,423     ES      Telefonica S.A.                                                      1,324,380
   25,000     MX      Telefonos De Mexico (ADR)                                            2,020,313
  157,100     UK      Vodafone Airtouch PLC                                                3,090,506
                                                                                       --------------
                                                                                          21,727,717
                                                                                       --------------
                      MEDIA                                                    3.4%
    8,170     FR      Canal Plus                                                           2,292,577
  180,200     IT      Mediaset SpA                                                         1,601,900
  369,700     UK      TeleWest Communications PLC *                                        1,656,490
                                                                                       --------------
                                                                                           5,550,967
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $136,759,857)                                  97.3%      160,223,388
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       1.0%
  748,995     US      SSgA Money Market Fund                                            $    748,995
  883,862     US      SSgA U.S. Government Money Market Fund                                 883,862
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,632,857)                                 1.0%        1,632,857
                                                                                       --------------

TOTAL INVESTMENTS (COST $138,392,714) **                                      98.3%      161,856,245
                      OTHER ASSETS LESS LIABILITIES                            1.7%        2,845,289
                                                                                       --------------
                      NET ASSETS                                             100.0%     $164,701,534
                                                                                       --------------
                                                                                       --------------

--------------------------------
*  Non-income producing security

ADR  American Depository Receipt

GDR  Global Depository Receipt

Tax Information:

** For Federal income tax purposes, cost is $138,846,391 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $ 27,091,522
Unrealized depreciation     (4,081,668)
                          ------------
Net unrealized
appreciation              $ 23,009,854
                          ------------
                          ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

The Fund's investments in securities at June 30, 1999 categorized by country:

                                                                  % OF NET ASSETS
                                                    -------------------------------------------
                                          COUNTRY                     SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER        TOTAL
-----------------------------------------------------------------------------------------------
Australia                                   AU             1.5%                            1.5%
Brazil                                      BR             0.7%                            0.7%
Canada                                      CA             2.0%                            2.0%
Finland                                     FI             3.7%                            3.7%
France                                      FR            14.9%                           14.9%
Germany                                     DE             5.9%                            5.9%
Hong Kong                                   HK             0.6%                            0.6%
Ireland                                     IE             2.4%                            2.4%
Israel                                      IS             0.9%                            0.9%
Italy                                       IT             1.8%                            1.8%
Japan                                       JP            23.6%                           23.6%
Korea                                       KR             2.3%                            2.3%
Mexico                                      MX             1.2%                            1.2%
Netherlands                                 NL             4.7%                            4.7%
Norway                                      NO             0.7%                            0.7%
Philippines                                 PH             0.5%                            0.5%
Singapore                                   SG             1.1%                            1.1%
Spain                                       ES             1.7%                            1.7%
Sweden                                      SE             2.3%                            2.3%
Switzerland                                 CH             3.2%                            3.2%
Taiwan                                      TW             1.2%                            1.2%
United Kingdom                              UK            19.0%                           19.0%
United States                               US             1.4%             2.7%           4.1%
                                                           ---              ---      ----------
  Total                                                   97.3%             2.7%         100.0%
                                                           ---              ---      ----------
                                                           ---              ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

        During the first half of 1999, emerging markets were volatile and unpredictable, but unlike 1998, in a positive direction. For the six months ended June 30, 1999, the Dresdner RCM Emerging Markets Fund returned 27.23% and 27.12% for the Class I and Class N shares, respectively. In comparison, the MSCI Emerging Markets Free Index (EMF), the Fund's benchmark, returned 39.87%.

MARKET REVIEW

        During the first half of 1999, emerging markets made up most of the ground lost in 1998. After the Asian currency crisis and the Russian debt default last summer, central banks throughout the world took a cue from the Federal Reserve Board and slashed interest rates. This massive expansion in the monetary base boosted equities and stabilized currencies, particularly in small illiquid markets. Many emerging market mutual funds and other investment pools were holding significant amounts of cash in late 1998, which was put to work during 1999, further fueling the markets. As the global economy began to improve, oil prices rose sharply, which in turn benefited energy-rich regions such as Latin America. Although global growth is still only projected to increase 2.4% in 1999 from 1998 (a revision from 1.5%) other fundamentals such as lower interest rates, low inflation and increasing corporate earnings are improving the environment for emerging markets.

        In addition, many countries have made substantive reforms. For example, in South Korea, government policy often supported too many companies in a given industry, moving them into markets that were unprofitable in their zeal to compete with Japan. The government has recently changed tactics, declaring its intention to focus on profitable businesses, consolidating industries so that there might be one or two very strong companies competing in a global market instead of several. Other countries have simply focused on the right industries, such as Taiwan, which supplies the booming U.S. technology sector.

        Emerging market sectors showing the greatest strength included technology, telecommunications and economic cyclicals, all benefiting from the recovering economies and positive investor sentiment.

FACTORS AFFECTING PERFORMANCE

        Although the Dresdner RCM Emerging Markets Fund performed extremely well on an absolute basis, it trailed its benchmark by a significant margin for the first six months of the year. The primary reason was the Fund's emphasis on high-quality companies, which tend to underperform in a bull market, and the Fund's underweight in Brazil after the country's currency devaluation in January. Fortunately, the Fund's relative performance improved in the second quarter of 1999, with the Fund nearly matching the Index return in the month of June.

        Throughout the period, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, continued to employ rigorous fundamental research to uncover companies throughout the world with superior earnings growth selling at reasonable valuations. For example, the Fund's investment in Samsung Electronics was a play on the global semiconductor business cycle, and the fact that the consolidation of the semiconductor industry within South Korea has shut down capacity and therefore improved pricing rationality. As another example of South Korea's foresight, the banking industry consulted with Mexican bankers who had been involved in Mexico's financial crisis in the mid-1990s. Using this knowledge, a plan was put in place to recapitalize the banks very quickly. As a result, South Korea is one of the few emerging market countries that is seeing significant growth in loan volume. A top performer for the Fund was Housing and Commercial Bank, a South Korean mortgage lender, which took advantage of that nation's rapid GNP growth.

        In South Africa, the Fund was well-positioned for the improving outlook for commodities, with investments such as Impala Platinum Holdings and Anglo American, a British firm operating in South Africa, two of the few platinum producers in the world. In addition, there is increasing demand for rhodium, a by-product of platinum production, which is also produced by these two South African companies. In Taiwan, the Fund enjoyed strong performance with Asustek Computers and Siliconware Precision Industries, two low-cost manufacturers of computer components. In Mexico, the Fund's investment in Grupo Televisa, the largest Spanish language content provider in the world, performed better due to new management and improved profitability.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

        In Brazil, the Fund's position in Aracruz Celulose, the largest global pulp and paper manufacturer, did well after the company benefited from the Brazilian currency devaluation in January. However, after the devaluation, during the first quarter of 1999, the Fund was underweighted in Brazil based on the expectation that the stock market would fall sharply. Thus, performance was hindered when it did not occur.

        Although telecommunications continued to be a major theme in the portfolio, a high point being SK Telecom in South Korea, disappointments included Portugal Telecom as the Portuguese market generally underperformed, and India's Matahari Telephone, which continues to report disappointing earnings. The Fund's underweight in Indonesia, due to the Dresdner RCM's concern about the country's continuing political instability, was also a detriment to relative performance. Dresdner RCM also avoided certain banks in Thailand and the Philippines with rising non-performing loans. Nevertheless, the stocks of those banks soared during the period. Dresdner RCM believes the run-up in these stocks is based on investor sentiment, rather than fundamental improvement.

        Dresdner RCM's fundamental investment philosophy is to focus on high quality companies with strong franchises, sustained earnings growth and excellent management. However, when there is a tremendous upswing in emerging markets, the lower-quality companies tend to outperform. On the other hand, when emerging markets do poorly, this focus on high-quality tends to insulate the portfolio. For example, in 1998, the MSCI EMF Index was down about 25% whereas the Fund was only down 8%.

OUTLOOK

        Dresdner RCM has a very positive view about emerging markets and believes that the sector could outperform its MSCI-EMF Index counterpart over the next several quarters based on earnings growth forecasts and current valuations. Dresdner RCM will likely continue to overweight the Fund in Asia, underweight in Latin America and maintain a neutral weighting in Eastern Europe. Dresdner RCM's emphasis on high quality will likely continue to be the most prudent strategy from a risk/return standpoint, particularly as a broader and perhaps more conservative type of institutional investor returns to emerging markets. Although the Fed's tightening bias in May chilled emerging markets, it would probably take much more than a 25-basis point increase to crimp investor enthusiasm, particularly in countries where interest rates are very low by historical standards.

 Dresdner RCM Emerging Markets Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     CLASS I       MSCI EMERGING         IFC EMERGING
                                                     SHARES        FREE INDEX (A)     MARKETS INDEX (B)

12/97                                                    $9,990             $10,024               $10,015
1/98                                                     $9,720              $9,238                $9,358
2/98                                                    $10,530             $10,203               $10,314
3/98                                                    $10,950             $10,645               $10,718
4/98                                                 $11,120.00             $10,529               $10,747
5/98                                                     $9,920              $9,087                $9,406
6/98                                                     $9,170              $8,134                $8,444
7/98                                                     $9,590              $8,391                $8,779
8/98                                                     $7,660              $5,965                $6,311
9/98                                                     $7,810              $6,344                $6,615
10/98                                                    $8,660              $7,012                $7,375
11/98                                                    $8,910              $7,595                $7,812
12/98                                                    $9,151              $7,485                $7,930
1/98                                                     $8,879              $7,364                $7,630
2/98                                                     $8,839              $7,436                $7,765
3/98                                                     $9,696              $8,416                $8,661
4/98                                                    $10,715              $9,457                $9,843
5/98                                                    $10,493              $9,402                $9,667
6/98                                                    $11,644             $10,469               $10,719
$10,000 Investment (12/31/97-6/30/99)(d)(f)(g)

PERFORMANCE(C)
JUNE 30, 1999

                                                                                    CUMULATIVE
                                                                        SINCE          SINCE
                                         YTD(H)         1 YEAR        INCEPTION      INCEPTION
 Class I
 Average Annual Total Return(d)            27.23%         26.98%         10.69%         16.44%
 Class N
 Average Annual Total
 Return(e)(f)(g)                           27.12%         26.87%         10.62%         16.34%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI Emerging Markets Free Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is US$800 million.

(b) The IFC Index of Investable Emerging Markets represents the IFC Investable regional total return composite. The term investable indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d) Class I shares began operations on December 30, 1997.

(e) Class N shares commenced operations on March 10, 1999.

(f) For periods prior to March 10, 1999, figures reflect Class I performance. From the inception date March 10, 1999, figures reflect actual Class N performance, including the effect of Rule 12b-1 fees.

(g) The value of a $10,000 investment for Class N is $11,634 for the period from 12/31/97 - 6/30/99. The performance of the Class N shares are lower due to the effects of 12b-1 fees.

(h) Unannualized.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                       2.5%
                      CONSUMER DURABLES                                        2.5%
    1,650     IN      Hindustan Lever Ltd.                                              $     90,530
CONSUMER NON-DURABLES SECTOR                                                  16.2%
                      BEVERAGE/TOBACCO                                         7.1%
      960     GB      Al-Ahram Beverage Co. S.A.E. (GDR) *                                    27,288
      900     MX      Coca Cola FEMSA S.A. de C.V. (ADR) *                                    17,437
      945     MX      Fomento Economico Mexicano, S.A. de C.V. (ADR)                          37,682
   17,000     MX      Grupo Continental S.A.                                                  26,594
   12,500     MX      Grupo Modelo S.A. de C.V. Series C                                      35,589
    3,600     IN      ITC Ltd.                                                                90,729
    8,250     PH      San Miguel Corp. Class B                                                17,996
                                                                                       --------------
                                                                                             253,315
                                                                                       --------------
                      GENERAL RETAIL                                           7.2%
   20,000     MX      Cifra S.A. de C.V. Series V *                                           39,797
    2,300     BR      Companhia Brasileria de Distribuicao Grupo Pao
                      Acucar (ADR)                                                            42,981
   22,000     MX      Controladora Comercial Mexicana S.A. de C.V.                            22,913
   56,000     HK      Giordano International Ltd.                                             39,336
   11,000     BM      Jardine Matheson Holdings, Ltd. (ADR)                                   53,625
    6,800     MX      Organizacion Soriana S.A. B shares                                      31,884
   15,400     TH      Siam Makro Public Co. Ltd.                                              27,981
                                                                                       --------------
                                                                                             258,517
                                                                                       --------------
                      LEISURE TIME PRODUCTS/SERVICES                           1.9%
   32,700     MY      Berjaya Sports Toto                                                     68,190

CYCLICALS/CAPITAL GOODS SECTOR                                                20.3%
                      BUILDING/CONSTRUCTION                                    7.0%
    4,200     SG      Allgreen Properties Ltd. *                                               4,539
  152,000     PH      Ayala Land, Inc.                                                        47,937
    3,500     MX      Cemex S.A. De CV Class B (ADR)                                          33,687
    2,500     AR      Perez Companc S.A. (ADR)                                                30,938
      675     KR      Pohang Iron & Steel Co. Ltd.                                            79,892
    1,800     TH      Siam Cement Co. Ltd.                                                    54,671
                                                                                       --------------
                                                                                             251,664
                                                                                       --------------
                      CHEMICALS/TEXTILES                                       2.1%
      900     KR      L.G. Chemicals Ltd.                                                     24,492
    1,750     KR      S.K. Corp.                                                              50,346
                                                                                       --------------
                                                                                              74,838
                                                                                       --------------
                      ELECTRICAL EQUIPMENT                                     0.7%
    1,700     PO      Elektrim S.A.                                                           23,397

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      HOUSEHOLD/RELATED NON-DURABLES                           1.0%
    1,950     GR      Maillis                                                           $     36,719
                      INDUSTRIAL EQUIPMENT                                     0.9%
   28,000     MY      Sime Darby                                                              33,043
                      RAW/BASIC MATERIALS                                      7.5%
    8,400     MX      Alfa S.A. de C.V. Class A                                               34,807
      310     GB      Anglo American PLC. *                                                   14,487
    2,300     BR      Aracruz Celulose S.A. (ADR)                                             50,600
    2,100     PE      Compania De Minas Buenaventura S.A. (Sponsored
                      ADR)                                                                    32,156
    1,400     BR      Gerdau S.A. (ADR)                                                       22,575
    3,660     SA      Impala Platinum Holdings Ltd.                                           92,069
   10,000     ID      PT Semen Gresik (Persero)                                               21,786
                                                                                       --------------
                                                                                             268,480
                                                                                       --------------
                      TRANSPORTATION SERVICES                                  1.1%
   48,000     HK      Cosco Pacific Ltd.                                                      39,594

ENERGY SECTOR                                                                  4.5%
                      ENERGY                                                   4.5%
    2,800     IN      Castrol India Ltd.                                                      26,814
    1,200     KR      Korea Electric Power Corp. (ADR)                                        24,600
    1,450     HU      MOL Magyar Olaj-Es Gazipari Rt                                          34,949
  475,000     BR      Petroleo Brasiliers S.A. (Petrobras)                                    73,675
                                                                                       --------------
                                                                                             160,038
                                                                                       --------------

INTEREST SENSITIVE SECTOR                                                     23.7%
                      BANKING                                                 16.1%
    1,293     GR      Alpha Credit Bank                                                       83,348
    8,800     BR      Banco Bradesco S.A. (ADR)                                               42,350
   10,000     PH      Bank of The Phillipine Islands                                          35,742
      800     KR      Housing & Commercial Bank *                                             25,227
    4,500     KR      Kookmin Bank                                                            91,361
   18,200     MY      Malayan Banking Berhad                                                  49,166
    1,102     GR      National Bank of Greece S.A.                                            72,086
    5,390     PH      Phillipine Commericial International Bank                               36,830
   20,000     TH      Thai Farmers Bank Co. Ltd. *                                            61,830
    1,650     BR      Unibanco (Sponsored GDR)                                                39,703
    2,500     TR      Yapi Ve Kredi Bankasi (GDR)                                             37,825
                                                                                       --------------
                                                                                             575,468
                                                                                       --------------
                      GENERAL FINANCE                                          2.6%
   42,500     MY      Commerce Asset Holdings Berhad                                          94,668

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      INSURANCE                                                2.7%
   38,000     HK      AXA China Region Ltd.                                             $     30,365
    6,500     SA      Fedsure Holdings Ltd.                                                   67,860
                                                                                       --------------
                                                                                              98,225
                                                                                       --------------
                      UTILITIES                                                2.3%
   81,000     CI      Beijing Datang Power Generation Co. Ltd.                                26,099
  125,705     BR      Electropaulo Metropolitana (Receipts) Pfd. *                             5,566
    1,200     KR      Korea Electric Power Corp.                                              49,866
                                                                                       --------------
                                                                                              81,531
                                                                                       --------------

TECHNOLOGY SECTOR                                                             11.3%
                      COMPUTERS/OFFICE EQUIPMENT                               2.4%
    4,200     TW      Asustek Computer Inc. (GDR)                                             60,585
    5,537     SA      Dimension Data Holdings Ltd. *                                          24,499
                                                                                       --------------
                                                                                              85,084
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                               7.0%
    1,600     TW      ASE Test Ltd. *                                                         34,400
      413     KR      Samsung Electronics Co.                                                 45,314
    5,958     TW      Siliconware Precision Industries (GDR)*                                 80,582
    2,600     TW      Taiwan Semiconductor Manufacturing (ADR)*                               88,400
                                                                                       --------------
                                                                                             248,696
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      1.9%
      700     IN      Infosys Technologies Ltd. (ADR)                                         40,600
      600     SG      Pacific Internet Ltd. *                                                 28,425
                                                                                       --------------
                                                                                              69,025
                                                                                       --------------

TELEMEDIA/SERVICES SECTOR                                                     17.8%
                      COMMUNICATIONS SERVICES                                 13.7%
    1,900     CL      Cia. de Telecomunicaciones de Chile S.A. (ADR)                          47,025
    6,000     MX      Grupo Carso Global Telecom *                                            37,913
    3,000     GR      Hellenic Telecommunications Organization S.A.
                      (ADR)                                                                   33,187
   10,000     HU      Matav Rt.                                                               54,076
       25     KR      SK Telecom Co. Ltd.                                                     34,147
        5     KR      SK Telecom Co. Ltd., Rights *                                            2,562
      650     BR      Tele Centro Sul Participacoes S.A. (ADR)                                36,075
    1,080     AR      Telecom Argentina S.A. (ADR)                                            28,890
    1,130     BR      Telecommunicacoes Brasileiras S.A. Pfd. (ADR)                          101,912
    1,400     MX      Telefonos de Mexico (ADR)                                              113,138
                                                                                       --------------
                                                                                             488,925
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      MEDIA                                                    4.1%
    3,000     PO      Agora S.A. (GDR) *                                                $     36,000
    6,800     TH      BEC World Public Co. Ltd. Foreign Shares                                42,414
    1,550     MX      Grupo Televisa S.A. (ADR) *                                             69,459
                                                                                       --------------
                                                                                             147,873
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $2,757,329)                                    96.3%        3,447,820
                                                                                       --------------

TOTAL INVESTMENTS (COST $2,757,329) **                                        96.3%        3,447,820

                      OTHER ASSETS LESS LIABILITIES                            3.7%          133,296
                                                                                       --------------

                      NET ASSETS                                             100.0%     $  3,581,116
                                                                                       --------------
                                                                                       --------------

--------------------------------
*  Non-income producing security.

ADR American Depository Receipt

GDR Global Depository Receipt

Pfd. Preferred Stock

Tax information:

** For Federal income tax purposes, cost is $3,044,997 and the gross aggregate unrealized appreciation (depreciation) for all securities as follows:

Unrealized appreciation   $     454,420
Unrealized depreciation         (51,597)
                          -------------
Net unrealized
appreciation              $     402,823
                          -------------
                          -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Argentina                                   AR             1.7%                           1.7%
Bermuda                                     BM             1.5%                           1.5%
Brazil                                      BR            11.6%                          11.6%
China                                       CI             0.7%                           0.7%
Chile                                       CL             1.3%                           1.3%
Great Britain                               GB             1.2%                           1.2%
Greece                                      GR             6.3%                           6.3%
Hong Kong                                   HK             3.1%                           3.1%
Hungary                                     HU             2.5%                           2.5%
India                                       IN             6.9%                           6.9%
Indonesia                                   ID             0.6%                           0.6%
Korea                                       KR            11.9%                          11.9%
Malaysia                                    MY             6.8%                           6.8%
Mexico                                      MX            14.0%                          14.0%
Peru                                        PE             0.9%                           0.9%
Phillippines                                PH             3.9%                           3.9%
Poland                                      PO             1.7%                           1.7%
Singapore                                   SG             0.9%                           0.9%
South Africa                                SA             5.1%                           5.1%
Taiwan                                      TW             7.4%                           7.4%
Thailand                                    TH             5.2%                           5.2%
Turkey                                      TR             1.1%                           1.1%
United States                               US              --             3.7%           3.7%
                                                           ---             ---      ----------
  Total                                                   96.3%            3.7%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Management's Performance Review

        The Dresdner RCM Europe Fund performed in line with its benchmark during the first half of 1999 despite major shifts in portfolio holdings caused by shareholder-approved changes in the investment mandate from a pure German fund to a pan-European portfolio and the conversion from a closed-end to an open fund. For the six months ended June 30, 1999, the Dresdner RCM Europe Fund returned -3.44% while the MSCI Europe Index returned -2.27%.

MARKET REVIEW

        On January 1, 1999, eleven European nations abandoned local currencies in favor of the euro, Europe's new single currency. But instead of rivaling the U.S. dollar in terms of strength and stability as proponents had predicted, the euro steadily weakened during the first half of 1999. The euro's performance reflected the growing gap in economic growth between the U.S. and Europe, concerns over the war in Kosovo, and an outflow of liquidity as investors sold European equities to fund purchases in Asia. Europe's sluggish growth was particularly evident in Germany and Italy, which account for about half of the Euroland economy.

        On the positive side, the euro has been a significant catalyst for mergers & acquisition activity in Europe, as companies increasingly strive to gain scale on a pan-European basis in the face of global competition. This development, along with the surge in initial public offerings, reinforces the new European equity culture, as more and more individuals invest in stocks and mutual funds to save for retirement. Until recently, the pension needs of European citizens was a role reserved for government. However, given the budget constraints imposed under the Maastricht Treaty, individuals will have to provide more of their own retirement funding.

FACTORS AFFECTING PERFORMANCE

        The Dresdner RCM Europe Fund was originally launched in 1990 as a closed-end fund to focus on emerging Germany after the demise of the Berlin Wall. In subsequent years, the advent of the European Monetary Union expanded investor focus beyond single countries. In February 1999, shareholders voted to broaden the Fund's mandate from Germany to all of Europe, reflecting the new Euroland environment. To meet the mandate, Dresdner RCM, the investment manager of the Fund, had to sell German equities and purchase equities of other countries. Unfortunately, the German market had weakened considerably during this time period, causing the Fund to realize fewer profits than would ordinarily have been the case.

        Also affecting the Fund's performance was the shareholder-approved conversion to an open-end fund on May 3, 1999. This conversion led to expected redemptions which, in turn, required sales of securities in generally weak markets. Despite this handicap, the Dresdner RCM Europe Fund outperformed its benchmark in the second quarter, with the Fund achieving a total return of 3.64% while the MSCI Europe Index posted a return of -0.24%.

        In connection with the open-ending of the Fund, shareholders approved a 1% redemption fee that will be in effect until November 1, 1999. The redemption fee applies to shares that are held for less than one year.

        A major positive factor affecting performance was the Fund's overweight in telecommunications and technology, with 32% and 17% of the portfolio invested there, respectively, compared to 18% and 6% in the benchmark. This reflects Dresdner RCM's view that these two industries are likely to experience superior earnings growth for many years to come. Major contributors to performance included United PanEuropean Communications (UPC), a Dutch cable T.V. service and Internet provider that has been a leader in creating a pan-European network; Nokia, a technological and market leader in wireless communications with strong potential to benefit from increasing penetration in the wireless markets; and STMicroelectronics, a French semiconductor company that invested in research and development in the downturn of the semiconductor cycle a few years ago, who is now a key benficiary of the upturn in the semiconductor industry.

        Early in the second quarter, there was a shift in investor preference from growth to cyclical stocks. The Fund benefited from its holdings in BP Amoco and Shell Transport & Trading, which rose due to the sharp recovery in oil prices and improved OPEC compliance on production targets. The energy sector also experienced some consolidation during the period. Although the environment for financial services was generally negative due to weak bond markets in the U.S. and Europe, Italy-based Banca Popolare di Brescia performed very well during the period. Innovative and profitable, the bank stands to benefit from

 Dresdner RCM Europe Fund
 Management's Performance Review

the inevitable consolidation in the European banking industry. The bank is at the forefront of new product development and alternative distribution for financial services.

        Another positive aspect affecting performance was the Fund's underweighted position in the European pharmaceutical industry, which had extended valuations and disappointing growth prospects. The outlook for the improvement in global economic growth made pharmaceuticals, consumer nondurables-another underweighted area-and other stable growth areas look less attractive, which proved advantageous for the portfolio.

OUTLOOK

        Dresdner RCM expects a gradual stabilization and improvement in European economic growth during the second half of 1999. Europe's environment of low inflation, low interest rates, increasing M&A activity and a pickup in demand due to Asia's recovery is very positive for corporate profits. Another trend that is positive for the Fund is the general bias toward large-cap stocks driven by new investment benchmarks in Europe. Even governmental action, which has generally lagged behind Corporate Europe in terms of focusing on shareholder value, is moving in the right direction. A proposal in Germany that would reduce the corporate tax rate from 45% to 25% is clearly positive for German equities. The changing European business environment, the improving economies in Asia and the booming U.S. economy all bode well for companies doing business in Europe and suggests an improved outlook for the Dresdner RCM Europe Fund.

 Dresdner RCM Europe Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                Class N Shares      MSCI-Europe(a)     DAX 100(b)
4/5/90                                                  10,000              10,000         10,000
4/1/90                                                   9,150               9,738          9,346
5/1/90                                                   9,117              10,535          9,432
6/1/90                                                   9,400              10,909          9,862
7/1/90                                                   9,708              11,372         10,643
8/1/90                                                   8,617              10,249          9,117
9/1/90                                                   7,358               9,046          7,545
10/1/90                                                  8,250               9,814          8,450
11/1/90                                                  8,283               9,917          8,575
12/1/90                                                  8,000               9,778          8,318
1/1/91                                                   7,898              10,111          8,425
2/1/91                                                   8,289              11,000          8,858
3/1/91                                                   7,319              10,266          7,848
4/1/91                                                   7,600              10,163          8,194
5/1/91                                                   7,847              10,466          8,514
6/1/91                                                   7,311               9,591          7,813
7/1/91                                                   7,591              10,260          8,075
8/1/91                                                   7,694              10,451          8,216
9/1/91                                                   7,770              10,769          8,390
10/1/91                                                  7,481              10,547          8,239
11/1/91                                                  7,387              10,303          8,293
12/1/91                                                  7,739              11,113          8,872
1/1/92                                                   7,835              11,114          8,965
2/1/92                                                   8,071              11,162          9,123
3/1/92                                                   7,879              10,776          8,953
4/1/92                                                   7,853              11,375          8,974
5/1/92                                                   8,263              12,026          9,534
6/1/92                                                   8,202              11,806          9,712
7/1/92                                                   7,792              11,390          9,259
8/1/92                                                   7,818              11,358          9,266
9/1/92                                                   7,346              11,175          8,761
10/1/92                                                  6,883              10,399          8,171
11/1/92                                                  6,735              10,398          8,146
12/1/92                                                  6,602              10,642          7,980
1/1/93                                                   6,806              10,664          8,163
2/1/93                                                   7,134              10,790          8,580
3/1/93                                                   7,293              11,349          8,829
4/1/93                                                   7,249              11,603          8,691
5/1/93                                                   7,320              11,732          8,720
6/1/93                                                   6,992              11,564          8,369
7/1/93                                                   7,329              11,607          8,746
8/1/93                                                   8,002              12,629          9,740
9/1/93                                                   8,091              12,594          9,824
10/1/93                                                  8,490              13,123         10,290
11/1/93                                                  8,259              12,843         10,096
12/1/93                                                  8,792              13,812         10,880
1/1/94                                                   8,559              14,519         10,598
2/1/94                                                   8,541              14,009         10,397
3/1/94                                                   8,775              13,617         10,768
4/1/94                                                   9,142              14,185         11,477
5/1/94                                                   8,730              13,586         10,922
6/1/94                                                   8,541              13,448         10,871
7/1/94                                                   8,792              14,156         11,458
8/1/94                                                   9,026              14,609         11,854
9/1/94                                                   8,299              14,035         11,103
10/1/94                                                  8,550              14,651         11,682
11/1/94                                                  8,182              14,095         11,082
12/1/94                                                  8,364              14,179         11,508
1/1/95                                                   8,064              14,073         11,191
2/1/95                                                   8,500              14,397         12,166
3/1/95                                                   8,073              15,070         11,812
4/1/95                                                   8,300              15,559         12,295
5/1/95                                                   8,527              15,882         12,628
6/1/95                                                   8,664              16,038         12,958
7/1/95                                                   9,009              16,880         13,702
8/1/95                                                   8,500              16,233         12,947
9/1/95                                                   8,482              16,730         13,049
10/1/95                                                  8,436              16,656         12,974
11/1/95                                                  8,273              16,781         12,902
12/1/95                                                  8,364              17,318         13,188
1/1/96                                                   8,682              17,438         13,838
2/1/96                                                   8,836              17,762         13,942
3/1/96                                                   8,682              17,981         13,913
4/1/96                                                   8,355              18,117         13,414
5/1/96                                                   8,618              18,264         13,784
6/1/96                                                   8,964              18,470         14,119
7/1/96                                                   8,846              18,245         14,090
8/1/96                                                   9,073              18,792         14,367
9/1/96                                                   9,136              19,195         14,513
10/1/96                                                  9,164              19,646         14,611
11/1/96                                                  9,591              20,648         15,204
12/1/96                                                  9,709              21,054         15,299
1/1/97                                                   9,600              21,118         15,334
2/1/97                                                   9,883              21,403         15,951
3/1/97                                                  10,493              22,100         16,918
4/1/97                                                  10,210              21,997         16,409
5/1/97                                                  10,584              22,942         17,202
6/1/97                                                  11,149              24,096         17,926
7/1/97                                                  12,278              25,231         19,555
8/1/97                                                  11,285              23,796         17,670
9/1/97                                                  12,214              26,109         19,204
10/1/97                                                 11,522              24,832         17,692
11/1/97                                                 11,786              25,219         18,150
12/1/97                                                 12,182              26,147         19,048
1/1/98                                                  12,724              27,243         19,476
2/1/98                                                  13,430              29,379         20,801
3/1/98                                                  14,746              31,479         22,112
4/1/98                                                  15,558              32,096         22,846
5/1/98                                                  16,250              32,754         24,902
6/1/98                                                  17,268              33,121         25,822
7/1/98                                                  18,775              33,784         26,116
8/1/98                                                  15,346              29,540         21,849
9/1/98                                                  14,608              28,368         21,326
10/1/98                                                 15,676              30,645         22,438
11/1/98                                                 16,386              32,285         23,431
12/1/98                                                 16,738              33,706         23,515
1/1/99                                                  17,253              33,497         23,442
2/1/99                                                  16,088              32,656         21,825
3/1/99                                                  15,611              33,022         21,288
4/1/99                                                  15,973              34,012         22,781
5/1/99                                                  15,463              32,386         21,302
6/1/99                                                  16,138              32,940         22,233
$10,000 Investment (4/05/90-6/30/99)(d)

PERFORMANCE(C)
JUNE 30, 1999

                                                                                                           CUMULATIVE
                                                                                            SINCE             SINCE
                                YTD(E)        1 YEAR        3 YEAR         5 YEAR         INCEPTION         INCEPTION
  Class N
  Average Annual Total
  Return(d)                       -3.44%        -6.52%        21.66%         13.58%           5.36%            61.38%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The MSCI-Europe Index is a market capitalization-weighted index composed of companies representative of the market structure of 15 developed countries. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The graph for the MSCI-Europe Index represents growth of $10,000 from March 31, 1990 compared to the Fund's inception date of April 5, 1990.

(b) The DAX 100 Index is a total rate of return index of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange. The Index was developed with a base value of 500 as of December 31, 1987. The underlying stock prices are from XETRA.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d) Class N shares commenced operations on April 5, 1990.

(e) Unannualized.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                       3.5%
                      AUTOMOTIVE RELATED                                       2.6%
      550     DE      Porsche AG                                                        $  1,293,216
                      CONSUMER DURABLES                                        0.9%
    2,329     DE      Schneider Rundfunkwerke AG *                                           453,946
CONSUMER NON-DURABLES SECTOR                                                   6.6%
                      HOUSEHOLD/RELATED NON-DURABLES                           0.0%
      112     NL      Benckiser N.V.                                                           5,977
                      LEISURE TIME PRODUCTS/SERVICES                           2.4%
  150,000     UK      Airtours PLC                                                         1,196,412
                      RETAIL TRADE                                             4.2%
    8,000     FR      Carrefour Supermarche S.A.                                           1,175,650
   50,000     UK      Dixons Group PLC                                                       937,899
      500     NL      Koninklijke Ahold N.V.                                                  17,222
                                                                                       --------------
                                                                                           2,130,771
                                                                                       --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                 14.6%
                      BUILDING/CONSTRUCTION                                    1.4%
   40,300     IE      CRH PLC                                                                714,836
                      ELECTRICAL EQUIPMENT                                     1.8%
    9,016     NL      Koninklijke (Royal) Philips Electronics N.V.                           889,349
                      INDUSTRIAL EQUIPMENT                                     5.4%
  154,000     UK      Hanson PLC                                                           1,383,676
   36,000     NO      Tomra Systems ASA                                                    1,353,619
                                                                                       --------------
                                                                                           2,737,295
                                                                                       --------------
                      RAW/BASIC MATERIALS                                      3.4%
  293,000     IE      Jefferson Smurfit Group PLC                                            692,784
   35,000     FI      UPM-Kymmene Oyj                                                      1,003,428
                                                                                       --------------
                                                                                           1,696,212
                                                                                       --------------
                      TRANSPORTATION SERVICES                                  2.6%
   25,000     DE      Sixt AG Non-Voting Pfd.                                              1,340,654
ENERGY SECTOR                                                                  7.6%
                      ENERGY                                                   7.6%
   77,706     UK      BP Amoco PLC                                                         1,391,463
  230,000     UK      Shell Transport & Trading Co.                                        1,725,733
    5,500     FR      Total Fina S.A. (B Shares)                                             709,567
                                                                                       --------------
                                                                                           3,826,763
                                                                                       --------------
HEALTH CARE SECTOR                                                             2.6%
                      DRUGS AND HOSPITAL SUPPLIES                              2.6%
   31,200     FR      Synthelabo *                                                         1,324,030

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
INTEREST-SENSITIVE SECTOR                                                     15.6%
                      BANKING                                                 12.0%
   32,500     IT      Banca Popolare di Brescia                                         $  1,392,604
      633     UK      Bank of Scotland                                                         8,466
    8,000     FR      Banque Nationale de Paris                                              666,615
   50,000     UK      Barclays PLC                                                         1,454,137
   12,600     DE      Bayerische Hypo- und Vereinsbank AG                                    818,624
      300     CH      Julius Bar Holding Ltd.                                                854,888
    3,000     CH      Union Bank of Switzerland AG                                           895,413
                                                                                       --------------
                                                                                           6,090,747
                                                                                       --------------
                      INSURANCE                                                3.6%
   56,400     UK      Allied Zurich AG PLC                                                   709,004
    2,782     UK      CGU PLC                                                                 40,059
   72,700     UK      Prudential Corp. PLC                                                 1,071,482
                                                                                       --------------
                                                                                           1,820,545
                                                                                       --------------
TECHNOLOGY SECTOR                                                             16.7%
                      COMPUTERS/OFFICE EQUIPMENT                               2.4%
   45,000     DE      Maxdata AG *                                                         1,206,589
                      ELECTRONICS/NEW TECHNOLOGY                              13.3%
    6,000     DE      Aixtron AG                                                             494,392
   50,000     SE      Ericsson (LM) Telefonaktiebolaget                                    1,646,875
   33,500     FI      Nokia Corp. (ADR)                                                    3,067,344
   22,000     FR      STMicroelectronics N.V. NY Registry                                  1,526,250
                                                                                       --------------
                                                                                           6,734,861
                                                                                       --------------
                      TECHNOLOGY SERVICES                                      1.0%
   40,000     UK      Psion PLC                                                              517,026
TELEMEDIA/SERVICES SECTOR                                                     31.7%
                      BUSINESS SERVICES                                        1.1%
    2,000     FR      Altran Technologies S.A.                                               528,011
                      COMMUNICATION SERVICES                                  24.0%
  100,000     UK      British Telecom PLC                                                  1,674,031
   20,000     CZ      Ceske Radiokomunikace A.S. (GDR) (144A) *                              690,000
   15,000     NL      Equant N.V. NY Registry *                                            1,411,875
   20,000     US      Global TeleSystems Group Inc. *                                      1,620,000
   15,000     DE      Mannesmann AG                                                        2,238,377
   22,200     ES      Telefonica S.A.                                                      1,072,137
   20,200     NL      United Pan-Europe Communications *                                   1,095,747
  119,000     UK      Vodafone Airtouch PLC                                                2,340,995
                                                                                       --------------
                                                                                          12,143,162
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      MEDIA                                                    6.6%
    5,000     FR      Canal Plus                                                        $  1,403,046
      600     DE      EM.TV & Merchandising AG                                               844,612
  125,000     IT      Mediaset SpA                                                         1,111,196
                                                                                       --------------
                                                                                           3,358,854
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $44,007,629)                                   98.9%       50,009,256
                                                                                       --------------
SHORT-TERM INVESTMENTS
  FACE
 AMOUNT
---------
                      TIME DEPOSIT                                             0.6%
  276,000     US      Time Deposit 3.750% maturing 07/01/99                                  276,000
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $276,000)                                   0.6%          276,000
                                                                                       --------------

TOTAL INVESTMENTS (COST $44,283,629) **                                       99.5%       50,285,256
                      OTHER ASSETS LESS LIABILITIES                            0.5%          274,516
                                                                                       --------------
                      NET ASSETS                                             100.0%     $ 50,559,772
                                                                                       --------------
                                                                                       --------------

--------------------------------
*  Non-income producing security

ADR  American Depository Receipt

GDR  Global Depository Receipt

Pfd.  Preferred Stock

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

** For Federal income tax purposes, cost is $47,232,981 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $ 7,438,984
Unrealized depreciation    (4,396,709)
                          -----------
Net unrealized
appreciation              $ 3,052,275
                          -----------
                          -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Czech Republic                              CZ             1.4%                           1.4%
Finland                                     FI             8.0%                           8.0%
France                                      FR            14.5%                          14.5%
Germany                                     DE            17.2%                          17.2%
Ireland                                     IE             2.8%                           2.8%
Italy                                       IT             4.9%                           4.9%
Netherlands                                 NL             6.8%                           6.8%
Norway                                      NO             2.7%                           2.7%
Spain                                       ES             2.1%                           2.1%
Sweden                                      SE             3.3%                           3.3%
Switzerland                                 CH             3.5%                           3.5%
United Kingdom                              UK            28.6%                          28.6%
United States                               US             3.2%            1.0%           4.2%
                                                           ---             ---      ----------
  Total                                                   99.0%            1.0%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        A rebounding Japan, a sliding euro currency and continuing strength in the United States economy characterized the global markets in the first half of 1999. For the six months ended June 30, 1999, the Dresdner RCM Global Equity Fund returned 10.0%. For the period, the portfolio outperformed its primary benchmark, the MSCI World Index, which rose 8.69%. Reflecting the continuing strength of the U.S. stock market, the Standard & Poor's 500 Index returned 12.38% during the first half of 1999, while the MSCI-EAFE Index, which includes Europe, Australia and the Far East, rose 4.11%.

MARKET REVIEW

        The Asian economic crisis of 1997-1978 dissipated as decisive action by the Federal Reserve Board and central banks around the world restored confidence in the global markets. In Japan, economic growth remained sluggish, but the corporate sector has begun to focus on shareholder value rather than preserving the status quo. Following a surge in Japan's over-the-counter market last fall, the large cap Japanese markets, particularly technology stocks, staged a rebound after a prolonged bear market.

        In Europe, the euro steadily weakened during the first half of 1999, reflecting the growing gap in economic growth compared to the U.S. In addition, the war in Kosovo and an outflow of liquidity as investors sold European equities to fund purchases in Asia adversely affected the markets. On the plus side, the euro has been a catalyst for cross-border mergers & acquisition activity in Europe, particularly in the banking and telecommunication sectors, which in turn has led to an improved corporate profit picture.

        In the U.S., the stock market advanced despite rising interest rates, with technology leading the way. Economic growth was stronger than expected, and corporate profits improved in a low inflationary environment. The recovery of the markets in Japan and the rest of Asia also created a positive climate for U.S. companies, many of which have a high exposure to the region. During the second quarter, investor preference shifted away from growth toward cyclical stocks, although growth made a strong comeback in June.

FACTORS AFFECTING PERFORMANCE

        Although country and currency risk are critical variables, the management of the portfolio is driven by bottom-up research, with the objective of generating above-average returns through superior stock selection. Indeed, stock selection in Japan, as well as a hefty weighting in technology throughout the world, accounted for the majority of outperformance during the first half of 1999.

        The Fund's strongest Japan performer was Softbank, the holding company for several U.S. Internet stocks including Yahoo!, Ebay, E*Trade and Ziff-Davis, the publishing concern. Softbank has been very astute at funding Internet ventures throughout the world. Within Japan, Softbank is capitalizing on the profound impact that the Internet is likely to have in Japan, where the consumer has traditionally been poorly served.

        In the U.S., the Fund's investment in QUALCOMM was very timely, as the company announced that it would be the dominant player in the new cellular technology standard throughout the world. In addition, Uniphase, a company whose laser technology plays an important role in the telecommunications industry's ability to increase the capacity of traffic carried over fiber-optic networks, was a strong performer during the period.

        In Europe, the precipitous depreciation of the euro was a drag on performance. In addition, the advent of Euroland created an exodus by European fund managers out of certain traditional European assets, particularly in Germany and the Netherlands, and into other European markets. However, a plus for the portfolio was an underweight in interest-sensitive stocks, which performed poorly in the bear market for bonds, and pharmaceutical companies, many of which have exposure to the U.S. market where Congress is considering expanding Medicare to include prescription drugs.

OUTLOOK

        Dresdner RCM has a very positive outlook about global markets, supported by generally improving economies and an increasing emphasis on shareholder value. In Europe, the trend toward consolidation is likely to increase in the second half of 1999, driving economic growth and stabilizing the euro. In Japan, the nation's monetary and fiscal policies support the current bull market. Although the

 Dresdner RCM Global Equity Fund
 Management's Performance Review

Bank of Japan is only targeting a 0.5% to 1% growth in Gross National Product for 1999, investors are focusing not so much on economic revival but on corporate restructuring and improving returns on equity. In the U.S., the pace of economic expansion and consumer spending remains robust, driven by the "wealth effect" created by the continuing bull market. Corporate profits are growing much faster than expected, with positive earnings surprises concentrated in the technology, basic materials and retail sectors.

        On a valuation basis, Dresdner RCM believes that international markets are recovering from a period of lackluster growth. They appear to offer much more opportunity than the U.S., with companies typically trading at lower multiples for higher growth than their U.S. counterparts. Dresdner RCM will continue to employ rigorous fundamental research to uncover companies throughout the world with superior earnings growth selling at reasonable valuations.

 Dresdner RCM Global Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          Class I Shares      S&P 500 Stock Index(a)       MSCI-ACWI Free(b)
12/31/98                                         $10,000                     $10,000                 $10,000
1/31/99                                          $10,300                     $10,418                 $10,204
2/28/99                                           $9,940                     $10,094                  $9,948
3/31/99                                          $10,430                     $10,498                 $10,396
4/30/99                                          $10,520                     $10,904                 $10,845
5/31/99                                          $10,160                     $10,647                 $10,462
6/30/99                                          $11,000                     $11,238                 $10,983
                $10,000 Investment (12/31/98-6/30/99)(d)

PERFORMANCE(C)
JUNE 30, 1999

                                                                                   CUMULATIVE
                                                                                      SINCE
                                                                      YTD(E)        INCEPTION
 Class I
 Average Annual Total Return(d)                                         10.00%         10.00%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Morgan Stanley Capital International ("MSCI") Global Equity All Country World Free Index ("ACWI Free") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific regions. The Index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies. The MSCI ACWI Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d) Class I shares commenced operations on December 31, 1998.

(e) Unannualized.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                       0.4%
                      AUTOMOTIVE RELATED                                       0.4%
        2     DE      Porsche AG                                                        $      4,703
CONSUMER NON-DURABLES SECTOR                                                   9.4%
                      BEVERAGE/TOBACCO                                         1.5%
       70     US      Anheuser-Busch Companies Inc.                                            4,966
      120     US      Coca Cola Co.                                                            7,500
      420     UK      Imperial Tobacco Group PLC                                               4,604
                                                                                       --------------
                                                                                              17,070
                                                                                       --------------
                      HOUSEHOLD/RELATED NON-DURABLES                           1.8%
      155     US      Colgate Palmolive Co.                                                   15,306
      105     US      Gillette Co.                                                             4,305
                                                                                       --------------
                                                                                              19,611
                                                                                       --------------
                      LEISURE TIME PRODUCTS/SERVICES                           1.3%
      700     UK      Airtours PLC                                                             5,584
      100     US      McDonalds Corp.                                                          4,131
       90     US      Tricon Global Restaurants Inc. *                                         4,871
                                                                                       --------------
                                                                                              14,586
                                                                                       --------------
                      RETAIL TRADE                                             4.8%
       62     FR      Carrefour Supermarche S.A.                                               9,112
       80     US      Circuit City Stores Inc.                                                 7,440
      115     US      Costco Cos. Inc. *                                                       9,207
      270     NL      Koninklijke Ahold N.V.                                                   9,300
      190     US      Kroger Co. *                                                             5,308
      100     US      Nike Inc. (Class B)                                                      6,331
      120     US      Wal-Mart Stores Inc.                                                     5,790
                                                                                       --------------
                                                                                              52,488
                                                                                       --------------
CYCLICAL/CAPITAL GOODS SECTOR                                                 15.5%
                      AEROSPACE/DEFENSE                                        1.6%
      150     US      General Dynamics Corp.                                                  10,275
      110     US      Raytheon Co. (Class B)                                                   7,741
                                                                                       --------------
                                                                                              18,016
                                                                                       --------------
                      BUILDING/CONSTRUCTION                                    2.4%
      333     IE      CRH PLC                                                                  5,907
      170     US      Martin Marietta Materials Inc.                                          10,030
    1,000     JP      Sekisui House Ltd.                                                      10,790
                                                                                       --------------
                                                                                              26,727
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      CHEMICAL/TEXTILES                                        1.1%
      590     UK      BOC Group PLC                                                     $     11,551
                      ELECTRICAL EQUIPMENT                                     1.5%
      150     US      General Electric Co.                                                    16,950
                      INDUSTRIAL EQUIPMENT                                     2.2%
      250     BH      Tyco International Ltd.                                                 23,687
                      RAW/BASIC MATERIALS                                      6.1%
      360     BR      Aracruz Celulose S.A. (ADR)                                              7,920
    1,429     AU      Broken Hill Proprietary Co. Ltd.                                        16,553
        8     CH      Holderbank Financiere Glarus AG                                          9,443
    4,700     IE      Jefferson Smurfit Group PLC                                             11,113
      400     KR      Pohang Iron & Steel Co. Ltd. (ADR)                                      13,450
      150     DE      Preussag AG                                                              8,059
                                                                                       --------------
                                                                                              66,538
                                                                                       --------------
                      TRANSPORTATION SERVICES                                  0.6%
    8,000     HK      Cosco Pacific Ltd.                                                       6,651
ENERGY SECTOR                                                                  5.5%
                      ENERGY                                                   5.5%
      321     UK      BP Amoco PLC                                                             5,748
      150     US      Enron Corp.                                                             12,263
      330     US      Schlumberger Ltd.                                                       21,017
    1,670     UK      Shell Transport & Trading Co.                                           12,530
       70     FR      Total Fina S.A. (B Shares)                                               9,031
                                                                                       --------------
                                                                                              60,589
                                                                                       --------------
HEALTH CARE SECTOR                                                             8.0%
                      DRUGS AND HOSPITAL SUPPLIES                              7.2%
      210     US      Alza Corp. *                                                            10,684
      250     US      Amgen Inc. *                                                            15,219
      170     US      Bausch & Lomb Inc.                                                      13,005
       60     US      Eli Lilly & Co.                                                          4,298
      283     UK      Glaxo Wellcome PLC                                                       7,865
       50     US      PE Biosystems Group                                                      5,737
       35     US      Pfizer Inc.                                                              3,841
      234     FR      Synthelabo *                                                             9,930
      125     US      Warner Lambert Co.                                                       8,672
                                                                                       --------------
                                                                                              79,251
                                                                                       --------------
                      HEALTH CARE SERVICES                                     0.8%
      130     US      Cardinal Health Inc.                                                     8,336

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
INTEREST-SENSITIVE SECTOR                                                     16.5%
                      BANKING                                                  8.5%
      300     US      Bank of New York Inc.                                             $     11,006
      403     UK      Bank of Scotland                                                         5,390
       80     FR      Banque Nationale de Paris                                                6,666
       80     DE      Bayerische Hypo- und Vereinsbank AG                                      5,198
      125     US      Citigroup Inc.                                                           5,938
      140     DE      Deutsche Bank AG                                                         8,540
      250     KR      Housing & Commercial Bank, Korea (GDR)                                   7,737
      400     UK      HSBC Holdings PLC                                                       14,590
      740     UK      Lloyds TSB Group PLC                                                    10,049
      850     FI      Merita PLC                                                               4,830
      150     CA      Toronto Dominion Bank                                                    6,765
       23     CH      Union Bank of Switzerland AG                                             6,865
                                                                                       --------------
                                                                                              93,574
                                                                                       --------------
                      GENERAL FINANCE                                          4.1%
      100     JP      Aeon Credit Service Ltd.                                                 9,501
      100     JP      Aiful Corp.                                                             12,244
       70     US      Charles Schwab Corp.                                                     7,691
      500     JP      Credit Saison Co. Ltd.                                                  10,452
      100     JP      Mycal Card Inc.                                                          4,544
                                                                                       --------------
                                                                                              44,432
                                                                                       --------------
                      INSURANCE                                                3.9%
      850     IT      Alleanza Assicurazioni SpA                                               9,774
      400     UK      Allied Zurich AG PLC                                                     5,028
       90     US      American International Group Inc.                                       10,536
       45     FR      Axa S.A.                                                                 5,490
        7     UK      CGU PLC                                                                    101
      830     UK      Prudential Corp. PLC                                                    12,233
                                                                                       --------------
                                                                                              43,162
                                                                                       --------------
TECHNOLOGY SECTOR                                                             24.5%
                      COMPUTERS/OFFICE EQUIPMENT                               5.0%
      670     JP      Canon Inc. (ADR)                                                        19,514
      190     US      E M C Corp. *                                                           10,450
      250     JP      Fujitsu Ltd. (ADR)                                                      25,147
                                                                                       --------------
                                                                                              55,111
                                                                                       --------------
                      ELECTRONICS/NEW TECHNOLOGY                              13.4%
      480     US      Cisco Systems Inc. *                                                    30,960
      300     SE      Ericsson (LM) Telefonaktiebolaget                                        9,616
       30     JP      Matsushita Electric Industrial Co. Ltd. (ADR)                            5,949
      280     FI      Nokia Oyj                                                               24,544
      140     US      QUALCOMM Inc. *                                                         20,090
      280     FR      STMicroelectronics N.V. NY Registry                                     19,425
      400     TW      Taiwan Semiconductor Manufacturing Co. (ADR)                            13,600
      140     US      Uniphase Corp. *                                                        23,240
                                                                                       --------------
                                                                                             147,424
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
 SHARES     COUNTRY                  EQUITY INVESTMENTS                   NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------
                      TECHNOLOGY SERVICES                                      6.1%
       85     US      America Online Inc.                                               $      9,393
      300     US      Microsoft Corp. *                                                       27,056
      100     JP      Softbank Corp.                                                          20,250
       60     US      Yahoo Inc. *                                                            10,335
                                                                                       --------------
                                                                                              67,034
                                                                                       --------------
TELEMEDIA/SERVICES SECTOR                                                     18.6%
                      BUSINESS SERVICES                                        1.0%
      200     US      Waste Management Inc.                                                   10,750
                      COMMUNICATION SERVICES                                  14.4%
      101     US      AT&T Corp.                                                               5,609
      230     US      Bell Atlantic Corp.                                                     15,036
      930     UK      British Telecom PLC                                                     15,569
       70     NL      Equant N.V. NY Registry *                                                6,589
      100     IS      Gilat Satellite Networks Ltd. *                                          5,250
       90     US      Global TeleSystems Group Inc. *                                          7,290
      152     DE      Mannesmann AG                                                           22,682
      370     US      MCI WorldCom Inc. *                                                     31,843
      240     US      SBC Communications Inc.                                                 13,920
      102     ES      Telefonica S.A.                                                          4,926
      160     MX      Telefonos De Mexico (ADR)                                               12,930
      855     UK      Vodafone Airtouch PLC                                                   16,820
                                                                                       --------------
                                                                                             158,464
                                                                                       --------------
                      MEDIA                                                    3.2%
       30     FR      Canal Plus                                                               8,418
      150     US      Clear Channel Communications *                                          10,341
      550     IT      Mediaset SpA                                                             4,889
    1,400     UK      TeleWest Communications PLC *                                            6,273
       80     US      Time Warner Inc.                                                         5,880
                                                                                       --------------
                                                                                              35,801
                                                                                       --------------

TOTAL EQUITY INVESTMENTS (COST $954,096)                                      98.4%        1,082,506
                                                                                       --------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                       0.8%
       12     US      SSgA Money Market Fund                                                      12
    8,478     US      SSgA U.S. Government Money Market Fund                                   8,478
                                                                                       --------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,490)                                     0.8%            8,490
                                                                                       --------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                             % OF       MARKET VALUE
                                                                          NET ASSETS      (NOTE 1)
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $962,586) **                                          99.2%     $  1,090,996
                      OTHER ASSETS LESS LIABILITIES                            0.8%            9,049
                                                                                       --------------
                      NET ASSETS                                             100.0%     $  1,100,045
                                                                                       --------------
                                                                                       --------------

--------------------------------
*  Non-income producing security

ADR  American Depository Receipt

Tax Information:

** At June 30, 1999, the aggregate cost of investments for book and Federal income tax was the same. Gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation   $ 151,185
Unrealized depreciation     (22,775)
                          ---------
Net unrealized
appreciation              $ 128,410
                          ---------
                          ---------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                                 % OF NET ASSETS
                                                    ------------------------------------------
                                          COUNTRY                    SHORT-TERM
COUNTRY                                    CODE       EQUITIES        AND OTHER       TOTAL
----------------------------------------------------------------------------------------------
Australia                                   AU             1.5%                           1.5%
Bermuda                                     BH             2.2%                           2.2%
Brazil                                      BR             0.7%                           0.7%
Canada                                      CA             0.6%                           0.6%
Finland                                     FI             2.7%                           2.7%
France                                      FR             6.2%                           6.2%
Germany                                     DE             4.5%                           4.5%
Hong Kong                                   HK             0.6%                           0.6%
Ireland                                     IE             1.5%                           1.5%
Israel                                      IS             0.5%                           0.5%
Italy                                       IT             1.3%                           1.3%
Japan                                       JP            10.8%                          10.8%
Korea                                       KR             1.9%                           1.9%
Mexico                                      MX             1.2%                           1.2%
Netherlands                                 NL             1.4%                           1.4%
Spain                                       ES             0.4%                           0.4%
Sweden                                      SE             0.9%                           0.9%
Switzerland                                 CH             1.5%                           1.5%
Taiwan                                      TW             1.2%                           1.2%
United Kingdom                              UK            12.2%                          12.2%
United States                               US            44.6%            1.6%          46.2%
                                                           ---             ---      ----------
  Total                                                   98.4%            1.6%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

        A rising interest rate environment exerted downward pressure on bond prices during the first half of 1999, although Strategic Income Fund investors continued to receive attractive returns due in part to the portfolio's emerging market and high-yield holdings. For the six months ending June 30, 1999, the Dresdner RCM Strategic Income Fund returned 0.60% while the Lehman Brothers U.S. Universal Index, the Fund's unmanaged benchmark, returned -0.66%.

MARKET REVIEW

        At the beginning of 1999, the global economic turmoil was still fresh in the minds of fixed-income investors. As a result, incremental yields on lower quality bonds were very high and relatively attractive compared to U.S. Treasury securities. However, by the end of the first quarter, investors were more convinced that the global economy was strengthening while the U.S. economy was outperforming expectations. Treasury bonds sold off sharply and other categories of bonds outperformed.

        As the end of the six-month period approached, there were concerns that the U.S. economy might be overheating. The bond market continued to sell off in the second quarter in reaction to the apparent stabilization of foreign economies and concerns about inflation. Led by rising energy prices, the Consumer Price Index rose 0.7% in April, the largest monthly increase in over nine years. When the Federal Reserve shifted to a tightening bias in mid-May, there were renewed concerns about a withdrawal of liquidity, which is typically negative for non-government bonds, and corporate bonds began to underperform.

        In addition, the supply of corporate bonds surged, placing further pressure on bond prices, as issuers sought to accelerate their financing activity ahead of Y2K concerns. On June 30, 1999, the Fed raised short-term interest rates 25 basis points and shifted from a tightening to a neutral bias. Over the six month period, the yield on 10-year Treasury notes rose 113 basis points, while the 30-year bond rose 87 basis points. Further downside in the Treasury market was limited by strong foreign demand, prompted by the strength in the U.S. dollar relative to the euro and the yen.

FACTORS AFFECTING PERFORMANCE

        The Dresdner RCM Strategic Income Fund seeks attractive current income by investing primarily in a portfolio of debt securities of issuers in both U.S. and foreign markets, including emerging markets. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, seeks to diversify its portfolio by allocating its assets across 1) investment grade U.S. and foreign government debt securities; 2) investment grade U.S. and foreign corporate debt securities; 3) emerging market debt securities; and 4) U.S. and foreign debt securities rated below investment grade. The Fund's allocation of investments among these categories is based on an evaluation of expected performance and risk of each type of investment. Dresdner RCM employs a top-down sector analysis, and sector specialists create a diversified portfolio of bonds within their sector that they believe will provide the best risk/return trade-off. Dresdner RCM is also able to capitalize on its Grassroots-SM- Research capabilities and its equity research team.

        During the period under review, the largest component of the Fund was invested in the U.S. high-yield market, which has become an increasingly important part of the overall fixed income market. Since 1992, the U.S. high-yield market has tripled in size to about $600 billion. The amount of new issues has jumped from a low of $1.4 billion in 1990 to $150 billion in 1998, and defaults have been relatively rare. To minimize the possibility of default, Dresdner RCM undertakes a rigorous credit review process of each security and emphasizes the higher quality range of the high-yield market.

        Another large component of the Fund was emerging market debt, which performed well, coming off crisis valuations in late 1998 and the extremely wide yield spreads at the beginning of the year. Although the sector continued to be very volatile, moving from one relatively minor crisis to another during the first half of 1999, the total return for the sector was very positive. Meanwhile, the bonds continued to produce attractive income for shareholders.

        Dresdner RCM was successful in identifying out of favor credits, such as Russian bonds after the country's default on its government debt last fall. Dresdner RCM believed there was a genuine improvement in the Russian

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

economic condition and that the threat of default was diminishing. They also saw value in Brazilian bonds after their devaluation in January, and continued to hold Bulgarian bonds after the start of the Kosovo conflict this spring. As Kosovo moved toward a resolution, the Bulgarian bonds appreciated in value, as did the Russian and Brazilian bonds months after their respective crises faded.

        Another category for the portfolio was U.S. mortgages, which outperformed Treasury bonds in a rising rate environment because of the reduction in prepayment risk. Rated AAA, mortgages offered an additional 140 basis points in yield over Treasury bonds. They contributed to the Fund's high yield given its average credit rating of Baa2.

        The Fund holds a small amount of non-dollar denominated investments, principally in Greece, which is trying to enter the European Monetary Union. While this investment has turned out well, the Fund will infrequently take significant currency risk because adverse currency movements can have a very large impact on Income.

OUTLOOK

        Dresdner RCM anticipates another Fed increase in short-term interest rates, perhaps as early as August but no later than October, particularly if the U.S. economy continues to show signs of extraordinary strength. It is Dresdner RCM's view that the market has not fully anticipated additional rate increases. As a result, the portfolio's duration is slightly shorter than its benchmark, which reduces the Fund's price sensitivity to rising interest rates. With the 30-year U.S. Treasury bond yield at or above 6%, and inflation still not a factor, bond market values are much more compelling as fall approaches than they were at the beginning of 1999.

 Dresdner RCM Strategic Income Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                        LEHMAN BROTHERS
                                                CLASS I SHARES     U.S. UNIVERSAL INDEX (A)
12/98                                                     10,000                       10,000
1/99                                                      10,040                       10,067
2/99                                                       9,840                        9,908
3/99                                                      10,020                        9,987
4/99                                                      10,336                       10,046
5/99                                                      10,057                        9,945
6/99                                                      10,060                        9,934
$10,000 Investment (12/31/98 - 6/30/99)(c)

PERFORMANCE(B)
JUNE 30, 1999

                                                                                          CUMULATIVE
                                                                                             SINCE
                                                                       YTD(D)              INCEPTION
  Class I
  Average Annual Total Return(c)                                          0.60%                0.60%

        The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Lehman Brothers U.S. Universal Index, like the Lehman Brothers Aggregate Index, is modular and combines the core Lehman Aggregate Index with the following cap-weighted sub-sectors: High Yield, Emerging Market, Rule 144a, and Eurobond Dollar. The Index is broadly diversified by sector, but is still concentrated in AAA-rated and government quality issues.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)  Class I shares commenced operations on December 31, 1998.

(d)  Unannualized.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                              % OF       MARKET VALUE
FACE AMOUNT    CURRENCY                  DEBT INVESTMENTS                  NET ASSETS      (NOTE 1)
------------------------------------------------------------------------------------------------------
                          BRAZIL                                                7.6%
$    346,631     USD      Federal Republic of Brazil C Bond
                          5.000% with 3% Interest Capitalization
                          maturing 4/15/14                                               $    223,577
                          BULGARIA                                              3.0%
     150,000     USD      National Republic of Bulgaria
                          2.500% maturing 7/28/99                                              89,250
                          CANADA                                                3.4%
      50,000     CAD      Clearnet Communications Inc.
                          10.125% maturing 5/1/09, Step Coupon                                 28,375
      25,000     USD      Gulf Canada Resources Ltd.
                          8.375% maturing 11/15/05                                             24,875
      50,000     USD      Imax Corp.
                          7.875% maturing 12/1/05                                              47,125
                                                                                        --------------
                                                                                              100,375
                                                                                        --------------
                          GREECE                                                4.5%
  43,000,000     GRD      Hellenic Republic
                          6.000% maturing 2/19/06                                             134,088
                          NETHERLANDS                                           1.1%
      40,000     USD      PT Indah Kiat International Finance Corp.
                          11.875% maturing 6/15/02, Series B                                   32,800
                          RUSSIA                                                7.5%
     390,000     USD      Russian Federation
                          12.750% maturing 6/24/28, Series 144A                               221,325
                          SOUTH KOREA                                           3.0%
      90,000     KRW      Korea Development Bank
                          7.375% maturing 9/17/04                                              88,169
                          UNITED STATES                                        54.6%
      75,000     EUR      Adelphia Communications Corp.
                          7.750% maturing 1/15/09, Series B                                    70,312
      25,000     EUR      AES Corp.
                          9.500% maturing 6/1/09                                               25,750
      75,000     USD      Alaska Steel Corp.
                          7.875% maturing 2/15/09                                              72,750
      75,000     USD      American Standard Inc.
                          7.375% maturing 2/1/08                                               70,687
      50,000     USD      Applied Power Inc.
                          8.750% maturing 4/1/09                                               48,500
      50,000     USD      Budget Group Inc.
                          9.125% maturing 4/1/06                                               47,000
      50,000     USD      Calpine Corp.
                          7.750% maturing 4/15/09                                              47,875
      50,000     USD      Chattem Inc.
                          8.875% maturing 4/1/08, Series B                                     49,500
      25,000     USD      Crown Castle International Corp.
                          10.625% maturing 11/5/07, Step Coupon                                17,375

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                              % OF       MARKET VALUE
FACE AMOUNT    CURRENCY                  DEBT INVESTMENTS                  NET ASSETS      (NOTE 1)
------------------------------------------------------------------------------------------------------
                          UNITED STATES (CONTINUED)
$     60,000     USD      CSX Corp.
                          6.250% maturing 10/15/08                                       $     56,337
      50,000     USD      Echostar DBS Corp.
                          9.375% maturing 2/1/09, Series 144A                                  51,125
     392,389     USD      Federal National Mortgage Association
                          6.000% maturing 1/1/29                                              368,704
     225,000     USD      Federal National Mortgage Association
                          7.000% maturing 12/1/99                                             223,102
     100,000     USD      Fox/Liberty Networks LLC
                          9.750% maturing 8/15/07, Step Coupon                                 79,500
      25,000     USD      Integrat Electric SV
                          9.375% maturing 2/1/09, Series B                                     24,625
      50,000     USD      Liberty Media Group
                          7.875% maturing 7/15/09                                              49,863
      25,000     USD      Manadalay Resort Group
                          9.250% maturing 12/1/05                                              25,438
      50,000     USD      Nextel Communications Inc.
                          9.950% maturing 2/15/08, Step Coupon                                 34,625
      75,000     USD      Owens Illinois Inc.
                          7.350% maturing 5/15/08                                              71,345
      25,000     USD      Quest Diagnostic Inc.
                          9.875% maturing 7/1/09, Series 144A                                  25,188
      30,000     USD      Rohm & Haas Co.
                          7.850% maturing 7/15/29, Series 144A                                 29,978
      25,000     USD      Scotts Co.
                          8.625% maturing 1/15/09, Series 144A                                 24,814
      50,000     USD      Sinclairbroadcast Group Inc.
                          8.750% maturing 12/15/07                                             49,125
      50,000     USD      TV Guide Inc.
                          8.125% maturing 3/1/09, Series 144A                                  47,500
                                                                                        --------------
                                                                                            1,611,018
                                                                                        --------------

TOTAL DEBT INVESTMENTS (COST $2,586,333)                                       84.7   %     2,500,602
                                                                                        --------------
SHORT-TERM INVESTMENTS
                          COMMERCIAL PAPER                                      4.9   %
     145,000     USD      General Electric Capital Corp.
                          4.810% maturing 8/26/99                                             143,915

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 June 30, 1999 (Unaudited)

                                                                       % OF      MARKET VALUE
  SHARES     CURRENCY               DEBT INVESTMENTS                NET ASSETS     (NOTE 1)
----------------------------------------------------------------------------------------------
                        MONEY MARKET FUNDS                               7.8%
    112,037     USD     SSgA Money Market Fund                                    $   112,037
    118,472     USD     SSgA U.S. Government Money Market Fund                        118,472
                                                                                 -------------
                                                                                      230,509
                                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS (COST $374,424)                            12.7%         374,424
                                                                                 -------------

TOTAL INVESTMENTS (COST $2,960,757) **                                  97.4   %    2,875,026
                        OTHER ASSETS LESS LIABILITIES                    2.6   %       75,262
                                                                                 -------------
                        NET ASSETS                                     100.0   % $  2,950,288
                                                                                 -------------
                                                                                 -------------

--------------------------------

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

** At June 30, 1999, the aggregate cost of investments for book and Federal income tax was the same. Gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation            $    6,144
Unrealized depreciation               (91,875 )
                                   -----------
Net unrealized depreciation         $ (85,731)
                                   -----------
                                   -----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at June 30, 1999, categorized by country:

                                                                  % OF NET ASSETS
                                                      ---------------------------------------
                                            COUNTRY                 SHORT-TERM
COUNTRY                                      CODE        DEBT        AND OTHER       TOTAL
---------------------------------------------------------------------------------------------
Brazil                                        BR            7.6%                         7.6%
Bulgaria                                      BG            3.0%                         3.0%
Canada                                        CA            3.4%                         3.4%
Greece                                        GR            4.5%                         4.5%
Netherlands                                   NL            1.1%                         1.1%
Russia                                        RU            7.5%                         7.5%
South Korea                                   SK            3.0%                         3.0%
United States                                 US           54.6%         15.3%          69.9%
                                                            ---           ---      ----------
  Total                                                    84.7%         15.3%         100.0%
                                                            ---           ---      ----------
                                                            ---           ---      ----------

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 1999 (Unaudited)

                                                                       LARGE CAP                     TAX MANAGED
                                                                         GROWTH     BIOTECHNOLOGY      GROWTH
                                                                          FUND           FUND           FUND
                                                                      ------------  --------------  -------------
ASSETS:
  Investments at cost                                                 $  9,861,928   $  4,279,822    $ 1,142,287
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
  Foreign currency at cost                                            $         --   $         --    $        --
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
  Short-term investments at cost                                      $    322,305   $    144,108    $    16,192
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
  Investments at value (Note1)                                        $ 11,611,650   $  4,607,663    $ 1,352,964
  Foreign currency at value (Note 1)                                            --             --             --
  Cash                                                                          --             --             --
  Short-term investments at value (Note 1)                                 322,305        144,108         16,192
  Receivables:
    Investments sold                                                        57,407      1,151,929             --
    Fund shares sold                                                       206,096         22,694            372
    Forward foreign currency contracts (Note 1)                                 --             --             --
    Dividends and dividend reclaims                                          7,286            803            394
    Interest                                                                    --             --             46
    Investment Manager (Note 2)                                             20,314          3,462         41,417
  Prepaid expenses                                                           5,923            866         11,132
  Organization costs (Note 6)                                                   --          1,908             --
  Cash collateral for securities on loan (Note 1)                               --             --             --
                                                                      ------------  --------------  -------------
      Total Assets                                                      12,230,981      5,933,433      1,422,517
                                                                      ------------  --------------  -------------
LIABILITIES:
  Payables:
    Bank overdraft                                                              --             --             --
    Options                                                                     --             --             --
    Investments purchased                                                  179,189        925,891             --
    Fund shares repurchased                                                     --         17,694             --
    Collateral for securities on loan (Note 1)                                  --             --             --
  Accrued Expenses:
    Management fees (Note 2)                                                    --             --             --
    Distribution fees (Note 3)                                                   5            942             35
    Directors fees (Note 8)                                                 11,315         11,405          4,822
    Other                                                                   28,614         12,635         31,800
                                                                      ------------  --------------  -------------
      Total Liabilities                                                    219,123        968,567         36,657
                                                                      ------------  --------------  -------------
NET ASSETS                                                            $ 12,011,858   $  4,964,866    $ 1,385,860
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
NET ASSETS CONSIST OF:
  Paid-in capital (Note 4)                                            $  8,049,269   $  4,083,389    $ 1,150,000
  Accumulated net investment income (loss)                                 (16,456)       (24,312)        (4,088)
  Accumulated net realized gain (loss) on investments and foreign
   currency transactions                                                 2,229,323        577,963         29,271
  Net unrealized appreciation (depreciation) on foreign currency
   translations                                                                 --            (15)            --
  Net unrealized appreciation (depreciation) on options written                 --             --             --
  Net unrealized appreciation (depreciation) on investments              1,749,722        327,841        210,677
                                                                      ------------  --------------  -------------
NET ASSETS                                                            $ 12,011,858   $  4,964,866    $ 1,385,860
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
CLASS I NET ASSETS                                                    $ 11,983,115   $         --    $ 1,213,316
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
CLASS I SHARES OUTSTANDING                                                 646,882             --        100,000
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND REDEMPTION PRICE PER
  SHARE (NOTES 1 AND 4)                                               $      18.52   $         --    $     12.13
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
CLASS N NET ASSETS                                                    $     28,743   $  4,964,866    $   172,544
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
CLASS N SHARES OUTSTANDING                                                   1,553        399,279         14,231
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND REDEMPTION PRICE PER
  SHARE (NOTES 1 AND 4)                                               $      18.51   $      12.43    $     12.12
                                                                      ------------  --------------  -------------
                                                                      ------------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 June 30, 1999 (Unaudited)

  GLOBAL        GLOBAL       GLOBAL     INTERNATIONAL    EMERGING                    GLOBAL      STRATEGIC
 SMALL CAP    TECHNOLOGY   HEALTH CARE  GROWTH EQUITY     MARKETS       EUROPE       EQUITY       INCOME
   FUND          FUND         FUND           FUND          FUND          FUND         FUND         FUND
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$ 4,999,747  $ 30,296,078   $4,960,338   $136,759,857   $ 2,757,329  $ 44,007,629  $   954,096  $ 2,586,333
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$    76,203  $    253,883   $   1,247    $  1,190,571   $    28,235  $    350,142  $     1,362  $        --
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$        16  $  5,769,633   $      --    $  1,632,857   $   244,557  $    276,000  $     8,490  $   374,424
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$ 6,353,254  $ 43,338,784   $5,154,778   $160,223,388   $ 3,447,820  $ 50,009,256  $ 1,082,506  $ 2,500,602
     76,081       253,855       1,233       1,189,091        27,407       348,241        1,360           --
         --            --      41,588              --            79           510        5,400           --
         16     5,769,633          --       1,632,857       244,557       276,000        8,490      374,424
     59,473            --     481,523       1,970,751       187,993       152,815        3,452      596,547
     51,400     1,043,345          --         900,000        12,500            --          290           --
         --            --          --              --            --        59,454           --        4,809
      2,212         8,697       3,784         262,055        10,264       215,114        1,353           --
      2,123         5,130          --          30,474         3,509        42,532           56       36,184
      8,079            --       3,950              --        48,266            --       27,014       15,212
         --        20,963         951              --        27,551        55,315        4,131        5,636
     17,976        23,192          --              --        14,071            --           --           --
         --            --          --              --            --       885,832           --           --
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
  6,570,614    50,463,599   5,687,807     166,208,616     4,024,017    52,045,069    1,134,052    3,533,414
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
      8,573            --          --              --            --            --           --           --
         --     1,135,639          --              --            --            --           --           --
    121,754     2,044,759     265,365       1,337,690       400,048        14,513        2,611      550,926
         --       725,382          --              --            --       388,007           --           --
         --            --          --              --            --       885,832           --           --
         --        85,049          --          95,715            --         3,782           --           --
         28         1,551       1,043              92            21        31,530           --           --
     11,314        11,284      11,602          53,317        11,038       113,527        4,812        4,812
     19,638        50,487       9,191          20,268        31,794        48,106       26,584       27,388
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
    161,307     4,054,151     287,201       1,507,082       442,901     1,485,297       34,007      583,126
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$ 6,409,307  $ 46,409,448   $5,400,606   $164,701,534   $ 3,581,116  $ 50,559,772  $ 1,100,045  $ 2,950,288
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$ 4,750,057  $ 31,486,815   $4,180,447   $137,181,822   $ 3,099,770  $ 17,087,121  $ 1,000,000  $ 3,000,000
    (25,471)     (120,976)    (20,820)      1,078,359         7,362    (3,182,773)        (947)      11,813
    331,474     2,001,134   1,046,579       2,993,753      (209,174)   30,662,961      (27,377)      19,510
       (260)         (231)        (40)        (15,931)       (7,333)       (9,164)         (41)       4,696
         --            --          --              --            --            --           --           --
  1,353,507    13,042,706     194,440      23,463,531       690,491     6,001,627      128,410      (85,731)
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$ 6,409,307  $ 46,409,448   $5,400,606   $164,701,534   $ 3,581,116  $ 50,559,772  $ 1,100,045  $ 2,950,288
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$ 6,259,561  $ 37,986,908   $      --    $164,255,209   $ 3,528,621  $         --  $ 1,100,045  $ 2,950,288
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
    443,948     1,345,126          --      10,462,015       305,409            --      100,000      300,000
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$     14.10  $      28.24   $      --    $      15.70   $     11.55  $         --  $     11.00  $      9.83
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$   149,746  $  8,422,540   $5,400,606   $    446,325   $    52,495  $ 50,559,772  $        --  $        --
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
     10,630       298,398     413,904          28,450         4,551     3,992,985           --           --
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
$     14.09  $      28.23   $   13.05    $      15.69   $     11.53  $      12.66  $        --  $        --
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------
-----------  ------------  -----------  --------------  -----------  ------------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 1999 (Unaudited)

                                                                               LARGE CAP                    TAX MANAGED
                                                                                GROWTH     BIOTECHNOLOGY      GROWTH
                                                                                 FUND           FUND           FUND
                                                                              -----------  --------------  -------------
INVESTMENT INCOME: (NOTE 1)
  Income:
    Dividends                                                                 $    33,558    $    7,586      $   2,714
    Interest                                                                        5,325         1,273            839
    Foreign tax withheld                                                              (10)         (308)            --
                                                                              -----------  --------------  -------------
      Total investment income                                                      38,873         8,551          3,553
                                                                              -----------  --------------  -------------
  Expenses:
    Investment management fees (Note 2)                                            40,757        21,934          4,549
    Administration fees                                                            15,445        15,445         15,456
    Transfer agent expense, Class I                                                 6,967            --          7,563
    Transfer agent expense, Class N                                                 5,565         7,458          5,439
    Registration and filing, Class I                                               10,722            --          9,745
    Registration and filing, Class N                                                8,169         9,133          9,670
    Printing expense                                                                3,883         3,573          3,978
    Accounting expense                                                             15,497         7,438          4,548
    Audit fees                                                                     11,144         8,679         12,192
    Directors' fees and expenses (Note 8)                                           5,610         5,572          6,053
    Legal fees                                                                      4,500         4,077          4,639
    Custodian fees                                                                  5,206         2,747          3,874
    Distribution fees (Note 3)                                                         19         5,478            151
    Amortization of organization costs (Note 6)                                       992           992             --
    Miscellaneous expenses                                                             --           430            921
                                                                              -----------  --------------  -------------
      Total expenses before waivers and reimbursements                            134,476        92,956         88,778
  Less: Expenses waived and reimbursed by Investment Manager (Note 2)             (79,147)      (60,093)       (81,046)
                                                                              -----------  --------------  -------------
      Total net expenses                                                           55,329        32,863          7,732
                                                                              -----------  --------------  -------------
        Net investment income (loss)                                              (16,456)      (24,312)        (4,179)
                                                                              -----------  --------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                                       1,832,147       517,565         29,271
    Net realized gain (loss) on foreign currency transactions                          --       (21,964)            --
    Net realized gain (loss) on options written                                        --            --             --
                                                                              -----------  --------------  -------------
      Net realized gain (loss)                                                  1,832,147       495,601         29,271
                                                                              -----------  --------------  -------------
  Net change in unrealized appreciation (depreciation) on foreign currency
   translations                                                                        --           (15)            --
  Net change in unrealized appreciation (depreciation) on investments            (321,822)      (80,863)       210,677
                                                                              -----------  --------------  -------------
  Net unrealized appreciation (depreciation)                                     (321,822)      (80,878)       210,677
                                                                              -----------  --------------  -------------
  Net realized and unrealized gain (loss) on investments                        1,510,325       414,723        239,948
                                                                              -----------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ 1,493,869    $  390,411      $ 235,769
                                                                              -----------  --------------  -------------
                                                                              -----------  --------------  -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Six Months Ended June 30, 1999 (Unaudited)

                                       INTERNATIONAL
  GLOBAL       GLOBAL       GLOBAL        GROWTH     EMERGING                 GLOBAL     STRATEGIC
 SMALL CAP   TECHNOLOGY   HEALTH CARE     EQUITY      MARKETS     EUROPE      EQUITY      INCOME
   FUND         FUND         FUND          FUND        FUND        FUND        FUND        FUND
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
 $  16,372    $  42,528    $  18,528    $1,149,509   $  30,960  $   838,864  $   5,614   $      --
     2,722       75,639          911        74,622       3,097       65,320        301      96,989
    (2,468)      (1,015)        (584)     (127,907)     (2,945)    (114,398)      (457)         --
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
    16,626      117,152       18,855     1,096,224      31,112      789,786      5,458      96,989
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
    27,116      158,932       26,510       511,362      14,884      680,495      3,822      11,133
    15,845       15,445       15,845        15,446      16,321        5,348     15,445      15,445
     5,983        7,551           --         7,454       3,504           --         --          --
     4,352        8,756        8,431         6,093       6,598       52,752         --          --
     6,165        6,323           --         6,322       6,792           --        983         854
     3,793        5,499       12,954         3,799       4,523        4,133         --          --
     3,883        3,883        3,883         3,616       3,147      111,570      4,005       4,004
     9,918       15,703        9,297        17,663      21,059        8,691      5,783       4,340
    11,144        7,181        8,679        20,916       9,101       22,614     12,123      11,896
     5,611        5,642        5,354        18,493       5,436       66,217      6,043       6,043
     3,676        4,078        3,676         5,325       3,035           --      4,683       4,683
     8,871        7,075        3,367        79,275      26,748       59,318      8,306       4,106
        67        3,893        6,627           393          21       31,530         --          --
       992        7,439          992            --       1,984           --         --          --
        --           --          642           481       4,077       20,173        502         502
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
   107,416      257,400      106,257       696,638     127,230    1,062,841     61,695      63,006
   (66,675)     (19,272)     (66,582)      (16,540)   (104,765)     (45,484)   (55,325)    (44,442)
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
    40,741      238,128       39,675       680,098      22,465    1,017,357      6,370      18,564
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
   (24,115)    (120,976)     (20,820)      416,126       8,647     (227,571)      (912)     78,425
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
   216,112    1,719,969      689,506    12,797,308     289,416   35,849,027    (26,691)      3,512
   (36,638)      17,771      (62,448)   (2,777,836)    (47,613)  (5,151,131)      (686)     15,998
        --     (767,552)          --            --          --           --         --          --
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
   179,474      970,188      627,058    10,019,472     241,803   30,697,896    (27,377)     19,510
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
       582         (227)         (40)      987,152      (7,260)     (39,677)       (41)      4,696
   629,803    7,718,193     (759,204)   (3,459,297)    520,494  (39,138,337)   128,410     (85,731)
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
   630,385    7,717,966     (759,244)   (2,472,145)    513,234  (39,178,014)   128,369     (81,035)
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
   809,859    8,688,154     (132,186)    7,547,327     755,037   (8,480,118)   100,992     (61,525)
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
 $ 785,744    $8,567,178   $(153,006)   $7,963,453   $ 763,684  $(8,707,689) $ 100,080   $  16,900
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------
-----------  -----------  -----------  ------------  ---------  -----------  ---------  -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets

                                            LARGE CAP GROWTH FUND      BIOTECHNOLOGY FUND     TAX MANAGED GROWTH FUND
                                           -----------------------  ------------------------  ------------------------
                                           (UNAUDITED)              (UNAUDITED)               (UNAUDITED)
                                           SIX MONTHS               SIX MONTHS                SIX MONTHS
                                             ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED
                                            JUN. 30,    DEC. 31,     JUN. 30,     DEC. 31,     JUN. 30,     DEC. 31,
                                              1999        1998         1999         1998         1999         1998
                                           ----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income (loss)             $  (16,456)  $  (6,364)   $ (24,312)   $ (29,696)   $  (4,179)   $      91
  Net realized gain (loss) on
   investments, foreign currency
   transactions and options written         1,832,147   1,043,967      495,601      219,333       29,271           --
  Net change in unrealized appreciation
   (depreciation) on investments, foreign
   currency translations and options
   written                                   (321,822)  1,180,703      (80,878)     408,704      210,677           --
                                           ----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations                1,493,869   2,218,306      390,411      598,341      235,769           91
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income (Note 1)                 --      (4,049)          --           --           --           --
    Net realized gain on investments
     (Note 1)                                      --    (757,103)          --           --           --           --
                                           ----------  -----------  -----------  -----------  -----------  -----------
      Total distributions, Class I                 --    (761,152)          --           --           --           --
                                           ----------  -----------  -----------  -----------  -----------  -----------
  Class N shares:
    Net investment income (Note 1)                 --          --           --           --           --           --
    Net realized gain on investments
     (Note 1)                                      --          --           --     (108,529)          --           --
                                           ----------  -----------  -----------  -----------  -----------  -----------
      Total distributions, Class N                 --          --           --     (108,529)          --           --
                                           ----------  -----------  -----------  -----------  -----------  -----------
Total distributions to shareholders                --    (761,152)          --     (108,529)          --           --
NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS *                      2,582,787   1,452,814      663,483      420,924      150,000    1,000,000
                                           ----------  -----------  -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS     4,076,656   2,909,968    1,053,894      910,736      385,769    1,000,091
NET ASSETS:
  Begining of period                        7,935,202   5,025,234    3,910,972    3,000,236    1,000,091           --
                                           ----------  -----------  -----------  -----------  -----------  -----------
  End of period                            $12,011,858  $7,935,202   $4,964,866   $3,910,972   $1,385,860   $1,000,091
                                           ----------  -----------  -----------  -----------  -----------  -----------
                                           ----------  -----------  -----------  -----------  -----------  -----------
End of period net assets include net
  investment income (loss) of:             $  (16,456)  $      --    $ (24,312)   $      --    $  (4,088)   $      91
                                           ----------  -----------  -----------  -----------  -----------  -----------
                                           ----------  -----------  -----------  -----------  -----------  -----------

-----------------------------------------
* For detail on capital share transactions by class, see Statement of Changes in Net Assets (Capital Stock Activity) on pages 86-88.

    The accompanying notes are an integral part of the financial statements.


                                                                              INTERNATIONAL GROWTH
 GLOBAL SMALL CAP FUND    GLOBAL TECHNOLOGY FUND  GLOBAL HEALTH CARE FUND         EQUITY FUND          EMERGING MARKETS FUND
------------------------  ----------------------  ------------------------  ------------------------  ------------------------
(UNAUDITED)               (UNAUDITED)             (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
SIX MONTHS                SIX MONTHS              SIX MONTHS                SIX MONTHS                SIX MONTHS
   ENDED     YEAR ENDED     ENDED     YEAR ENDED     ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED
 JUN. 30,     DEC. 31,     JUN. 30,    DEC. 31,    JUN. 30,     DEC. 31,     JUN. 30,     DEC. 31,     JUN. 30,     DEC. 31,
   1999         1998         1999        1998        1999         1998         1999         1998         1999         1998
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
 $ (24,115)   $ (53,943)  $ (120,976) $ (102,817)  $ (20,820)   $ (35,252)  $   416,126  $   434,891   $   8,647    $  35,002
   179,474      556,990      970,188   1,689,193     627,058      854,178    10,019,472   (4,599,002)    241,803     (462,955)
   630,385      297,558    7,717,966   4,071,745    (759,244)     366,002    (2,472,145)  18,441,434     513,234      173,885
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
   785,744      800,605    8,567,178   5,658,121    (153,006)   1,184,928     7,963,453   14,277,323     763,684     (254,068)
        --           --           --          --          --           --            --   (1,801,634)         --      (24,028)
        --     (361,941)          --    (463,770)         --           --            --   (2,741,618)         --           --
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
        --     (361,941)          --    (463,770)         --           --            --   (4,543,252)         --      (24,028)
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
        --           --           --          --          --           --            --           --          --           --
        --           --           --          --          --     (473,111)           --           --          --           --
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
        --           --           --          --          --     (473,111)           --           --          --           --
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
        --     (361,941)          --    (463,770)         --     (473,111)           --   (4,543,252)         --      (24,028)
   144,369      584,948   19,284,103   6,413,482      66,607      104,252    34,762,830   13,798,251      83,265       16,509
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
   930,113    1,023,612   27,851,281  11,607,833     (86,399)     816,069    42,726,283   23,532,322     846,949     (261,587)
 5,479,194    4,455,582   18,558,167   6,950,334   5,487,005    4,670,936   121,975,251   98,442,929   2,734,167    2,995,754
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
 $6,409,307   $5,479,194  $46,409,448 $18,558,167  $5,400,606   $5,487,005  $164,701,534 $121,975,251  $3,581,116   $2,734,167
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
 $ (25,471)   $  (1,356)  $ (120,976) $       --   $ (20,820)   $      --   $ 1,078,359  $   662,233   $   7,362    $  (1,285)
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------
-----------  -----------  ----------  ----------  -----------  -----------  -----------  -----------  -----------  -----------

 Dresdner RCM Global Funds
Statements of Changes in Net Assets

                                              EUROPE FUND            GLOBAL EQUITY FUND      STRATEGIC INCOME FUND
                                        ------------------------  ------------------------  ------------------------
                                        (UNAUDITED)               (UNAUDITED)               (UNAUDITED)
                                        SIX MONTHS                SIX MONTHS                SIX MONTHS
                                           ENDED     YEAR ENDED      ENDED     YEAR ENDED      ENDED     YEAR ENDED
                                         JUN. 30,     DEC. 31,     JUN. 30,     DEC. 31,     JUN. 30,     DEC. 31,
                                           1999         1998         1999         1998         1999         1998
                                        -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income (loss)          $  (227,571) $  (666,051)  $    (912)   $     (35)   $  78,425    $     289
  Net realized gain (loss) on
   investments, foreign currency
   transactions and options written      30,697,896   50,944,544     (27,377)          --       19,510           --
  Net change in unrealized
   appreciation (depreciation) on
   investments, foreign currency
   translations                         (39,178,014)  13,394,579     128,369           --      (81,035)          --
                                        -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net
   assets resulting from operations      (8,707,689)  63,673,072     100,080          (35)      16,900          289
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income (Note 1)               --           --          --           --      (66,901)          --
    Net realized gain on investments
     (Note 1)                                    --           --          --           --           --           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
      Total distributions, Class I               --           --          --           --      (66,901)          --
                                        -----------  -----------  -----------  -----------  -----------  -----------
  Class N shares:
    Net investment income (Note 1)         (336,200)  (2,381,417)         --           --           --           --
    Net realized gain on investments
     (Note 1)                            (6,808,050) (46,367,585)         --           --           --           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
      Total distributions, Class N       (7,144,250) (48,749,002)         --           --           --           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
Total distributions to shareholders      (7,144,250) (48,749,002)         --                   (66,901)          --
NET INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS *                  (125,277,135)                     --    1,000,000           --    3,000,000
  Redemption fees                           350,780           --          --           --           --           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                (140,778,294)  14,924,070    100,080      999,965      (50,001)   3,000,289
NET ASSETS:
  Begining of period                    191,338,066  176,413,996     999,965           --    3,000,289           --
                                        -----------  -----------  -----------  -----------  -----------  -----------
  End of period                         $50,559,772  $191,338,066  $1,100,045   $ 999,965    $2,950,288   $3,000,289
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------
End of period net assets include net
  investment income (loss) of:          $(3,182,773) $(2,619,002)  $    (947)   $     (35)   $  11,813    $     289
                                        -----------  -----------  -----------  -----------  -----------  -----------
                                        -----------  -----------  -----------  -----------  -----------  -----------

-----------------------------------------
* For detail on capital share transactions by class, see Statement of Changes in Net Assets (Capital Stock Activity) on page 89.

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity

                                                                                                                     TAX MANAGED
                                                        LARGE CAP GROWTH FUND            BIOTECHNOLOGY FUND          GROWTH FUND
                                                    -----------------------------   -----------------------------   -------------
                                                     (UNAUDITED)                     (UNAUDITED)                     (UNAUDITED)
                                                     SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                                        ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED
                                                    JUN. 30, 1999   DEC. 31, 1998   JUN. 30, 1999   DEC. 31, 1998   JUN. 30, 1999
                                                    -------------   -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS
  DOLLAR ACTIVITY
  Class I shares:
    Sold                                             $  5,906,920    $  6,444,000    $         --    $         --    $         --
    Issued to shareholders in reinvestment of
     distributions                                             --           9,143              --              --              --
    Repurchased                                        (3,351,133)     (5,000,329)             --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
      Net increase (decrease), Class I               $  2,555,787    $  1,452,814    $         --    $         --    $         --
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------
  Class N shares:
    Sold                                             $     27,000    $         --    $    850,974    $    480,443    $    150,000
    Issued to shareholders in reinvestment of
     distributions                                             --              --              --          10,343              --
    Repurchased                                                --              --        (187,491)        (69,862)             --
                                                    -------------   -------------   -------------   -------------   -------------
      Net increase (decrease), Class N               $     27,000    $         --    $    663,483    $    420,924    $    150,000
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------
SHARE AMOUNTS
  Class I shares:
    Sold                                                  348,843         403,182              --              --              --
    Issued to shareholders in reinvestment of
     distributions                                             --             578              --              --              --
    Repurchased                                          (193,575)       (313,306)             --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
      Net increase (decrease), Class I                    155,268          90,454              --              --              --
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------
  Class N shares:
    Sold                                                    1,553              --          74,025          47,923          14,231
    Issued to shareholders in reinvestment of
     distributions                                             --              --              --             948              --
    Repurchased                                                --              --         (16,703)         (6,914)             --
                                                    -------------   -------------   -------------   -------------   -------------
      Net increase (decrease), Class N                      1,553              --          57,322          41,957          14,231
                                                    -------------   -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------   -------------
PURCHASES AND SALES OF INVESTMENT SECURITIES:
 (EXCLUDING SHORT-TERM SECURITIES)
  Purchase of securities                             $ 12,761,599    $  5,615,060    $  6,682,316    $  6,545,066    $  1,440,115
  Proceeds from sales of securities                     9,056,492       6,264,205       6,336,398       3,325,610         323,498

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity

                                                     YEAR ENDED
                                                    DEC. 31, 1998
                                                    -------------
FUND SHARE TRANSACTIONS
  DOLLAR ACTIVITY
  Class I shares:
    Sold                                             $  1,000,000
    Issued to shareholders in reinvestment of
     distributions                                             --
    Repurchased                                                --
                                                    -------------
      Net increase (decrease), Class I               $  1,000,000
                                                    -------------
                                                    -------------
  Class N shares:
    Sold                                             $         --
    Issued to shareholders in reinvestment of
     distributions                                             --
    Repurchased                                                --
                                                    -------------
      Net increase (decrease), Class N               $         --
                                                    -------------
                                                    -------------
SHARE AMOUNTS
  Class I shares:
    Sold                                                  100,000
    Issued to shareholders in reinvestment of
     distributions                                             --
    Repurchased                                                --
                                                    -------------
      Net increase (decrease), Class I                    100,000
                                                    -------------
                                                    -------------
  Class N shares:
    Sold                                                       --
    Issued to shareholders in reinvestment of
     distributions                                             --
    Repurchased                                                --
                                                    -------------
      Net increase (decrease), Class N                         --
                                                    -------------
                                                    -------------
PURCHASES AND SALES OF INVESTMENT SECURITIES:
 (EXCLUDING SHORT-TERM SECURITIES)
  Purchase of securities                             $         --
  Proceeds from sales of securities                            --

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets
Capital Stock Activity

     GLOBAL SMALL CAP FUND               GLOBAL TECHNOLOGY FUND              GLOBAL HEALTH CARE FUND
-------------------------------     --------------------------------     --------------------------------
 (UNAUDITED)                         (UNAUDITED)                          (UNAUDITED)
 SIX MONTHS                          SIX MONTHS                           SIX MONTHS
    ENDED          YEAR ENDED           ENDED           YEAR ENDED           ENDED           YEAR ENDED
JUN. 30, 1999     DEC. 31, 1998     JUN. 30, 1999     DEC. 31, 1998      JUN. 30, 1999     DEC. 31, 1998
-------------     -------------     -------------     --------------     -------------     --------------
      210,094
 $                 $    770,457      $ 16,018,676      $   8,185,377      $         --       $       --
           --            32,246                --            440,325                --               --
     (197,240)         (217,755)       (4,454,735)        (2,212,220)               --               --
-------------     -------------     -------------     --------------     -------------     --------------
 $     12,854      $    584,948      $ 11,563,941      $   6,413,482      $         --       $       --
-------------     -------------     -------------     --------------     -------------     --------------
-------------     -------------     -------------     --------------     -------------     --------------
 $    131,515      $         --      $  8,377,735      $          --      $    141,584       $  121,310
           --                --                --                 --                --            9,106
           --                --          (657,573)                --           (74,977)         (26,164)
-------------     -------------     -------------     --------------     -------------     --------------
 $    131,515      $         --      $  7,720,162      $          --      $     66,607       $  104,252
-------------     -------------     -------------     --------------     -------------     --------------
-------------     -------------     -------------     --------------     -------------     --------------
       16,839            58,016           657,689            473,535                --               --
           --             2,716                --             20,799                --               --
      (15,976)          (19,341)         (179,866)          (134,649)               --               --
-------------     -------------     -------------     --------------     -------------     --------------
          863            41,391           477,823            359,685                --               --
-------------     -------------     -------------     --------------     -------------     --------------
-------------     -------------     -------------     --------------     -------------     --------------
       10,630                --           323,437                 --            10,627            9,538
           --                --                --                 --                --              707
           --                --           (25,039)                --            (5,729)          (2,076)
-------------     -------------     -------------     --------------     -------------     --------------
       10,630                --           298,398                 --             4,898            8,169
-------------     -------------     -------------     --------------     -------------     --------------
-------------     -------------     -------------     --------------     -------------     --------------
 $  6,864,636      $  9,264,526      $ 45,660,776      $  26,910,068      $  6,728,540       $7,670,187
    6,297,176         9,230,899        26,789,259         23,828,076         6,932,591        7,857,133

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets
Capital Stock Activity

                                                     INTERNATIONAL GROWTH EQUITY
                                                                FUND                    EMERGING MARKETS FUND
                                                    -----------------------------   -----------------------------
                                                     (UNAUDITED)                     (UNAUDITED)
                                                     SIX MONTHS                      SIX MONTHS
                                                        ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                                    JUN. 30, 1999   DEC. 31, 1998   JUN. 30, 1999   DEC. 31, 1998
                                                    -------------   -------------   -------------   -------------
FUND SHARE TRANSACTIONS
  DOLLAR ACTIVITY
  Class I shares:
    Sold                                            $  72,735,537   $  21,109,570    $     36,549    $     19,991
    Issued to shareholders in reinvestment of
     distributions                                             --       4,361,747              --              31
    Repurchased                                       (38,396,707)    (11,673,066)             --          (3,513)
                                                    -------------   -------------   -------------   -------------
      Net increase (decrease), Class I              $  34,338,830   $  13,798,251    $     36,549    $     16,509
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
  Class N shares:
    Sold                                            $     824,000   $          --    $     46,716    $         --
    Issued to shareholders in reinvestment of
     distributions                                             --              --              --              --
    Repurchased                                          (400,000)             --              --              --
                                                    -------------   -------------   -------------   -------------
      Net increase (decrease), Class N              $     424,000   $          --    $     46,716    $         --
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
SHARE AMOUNTS
  Class I shares:
    Sold                                                4,882,990       1,461,592           3,755           2,068
    Issued to shareholders in reinvestment of
     distributions                                             --         307,165              --               3
    Repurchased                                        (2,564,302)       (809,365)             --            (417)
                                                    -------------   -------------   -------------   -------------
      Net increase (decrease), Class I                  2,318,688         959,392           3,755           1,654
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
  Class N shares:
    Sold                                                   55,765              --           4,551              --
    Issued to shareholders in reinvestment of
     distributions                                             --              --              --              --
    Repurchased                                           (27,315)             --              --              --
                                                    -------------   -------------   -------------   -------------
      Net increase (decrease), Class N                     28,450              --           4,551              --
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
PURCHASES AND SALES OF INVESTMENT SECURITIES:
  (EXCLUDING SHORT-TERM SECURITIES)
  Purchase of securities                            $ 134,375,260   $ 113,486,711    $  3,651,620    $  5,923,745
  Proceeds from sales of securities                   102,817,573      95,448,542       3,404,507       5,291,486
  Purchase of long-term U.S. government
   obligations                                                 --              --              --       1,168,170
  Proceeds from sales of long-term U.S. government
   obligations                                                 --              --              --       1,184,955

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
Statements of Changes in Net Assets
Capital Stock Activity

         EUROPE FUND                     GLOBAL EQUITY FUND                 STRATEGIC INCOME FUND
------------------------------     -------------------------------     -------------------------------
 (UNAUDITED)                        (UNAUDITED)                         (UNAUDITED)
 SIX MONTHS                         SIX MONTHS                          SIX MONTHS
    ENDED         YEAR ENDED           ENDED          YEAR ENDED           ENDED          YEAR ENDED
JUN. 30, 1999    DEC. 31, 1998     JUN. 30, 1999     DEC. 31, 1998     JUN. 30, 1999     DEC. 31, 1998
-------------    -------------     -------------     -------------     -------------     -------------
$          --    $          --      $         --      $  1,000,000      $         --      $  3,000,000
           --               --                --                --                --                --
           --               --                --                --                --                --
-------------    -------------     -------------     -------------     -------------     -------------
$          --    $          --      $         --      $  1,000,000      $         --      $  3,000,000
-------------    -------------     -------------     -------------     -------------     -------------
-------------    -------------     -------------     -------------     -------------     -------------
$     246,893    $          --      $         --      $         --      $         --      $         --
           --               --                --                --                --                --
 (125,524,028)              --                --                --                --                --
-------------    -------------     -------------     -------------     -------------     -------------
$(125,277,135)   $          --      $         --      $         --      $         --      $         --
-------------    -------------     -------------     -------------     -------------     -------------
-------------    -------------     -------------     -------------     -------------     -------------
           --               --                --           100,000                --           300,000
           --               --                --                --                --                --
           --               --                --                --                --                --
-------------    -------------     -------------     -------------     -------------     -------------
           --               --                --           100,000                --           300,000
-------------    -------------     -------------     -------------     -------------     -------------
-------------    -------------     -------------     -------------     -------------     -------------
       15,225               --                --                --                --                --
           --               --                --                --                --                --
  (10,030,574)              --                --                --                --                --
-------------    -------------     -------------     -------------     -------------     -------------
  (10,015,349)              --                --                --                --                --
-------------    -------------     -------------     -------------     -------------     -------------
-------------    -------------     -------------     -------------     -------------     -------------
$ 168,753,146    $ 237,505,798      $  1,299,174      $         --      $  3,228,406      $         --
  326,123,046      260,360,854           808,632                --         1,215,104                --
           --               --                --                --         4,811,710                --
           --               --                --                --         4,163,563                --

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
  Financial Highlights

For a share outstanding throughout each fiscal year or period ended
                                                                 LARGE CAP GROWTH FUND
                                          -------------------------------------------------------------------
                                                             CLASS I                             CLASS N
                                          ---------------------------------------------     -----------------
                                            (UNAUDITED)        YEAR ENDED DECEMBER 31,         (UNAUDITED)
                                          SIX MONTHS ENDED    -------------------------       PERIOD ENDED
                                           JUNE 30, 1999       1998     1997    1996(3)     JUNE 30, 1999(10)
                                          ----------------    ------   ------   -------     -----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period        $ 16.14         $12.53   $10.00   $ 10.00         $  16.60
                                             --------         ------   ------   -------         --------
  Income from investment operations:
    Net investment income (loss)                (0.03)         (0.02)    0.01        --            (0.04)
    Net realized and unrealized gain on
     investments                                 2.41           5.51     3.17        --             1.95
                                             --------         ------   ------   -------         --------
  Total from investment operations               2.38           5.49     3.18        --             1.91
  Less distributions:
    From net investment income                     --          (0.01)   (0.01)       --               --
    From net realized gain on
     investments                                   --          (1.87)   (0.64)       --               --
                                             --------         ------   ------   -------         --------
      Total distributions                          --          (1.88)   (0.65)       --               --
                                             --------         ------   ------   -------         --------
NET ASSET VALUE, END OF PERIOD                $ 18.52         $16.14   $12.53   $ 10.00         $  18.51
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
TOTAL RETURN (8)                                14.81%         44.11%   31.99%     0.00%           11.51%
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $11,983         $7,935   $5,025   $ 4,000         $     29
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
Ratio of expenses to average net assets:
    With waiver and reimbursement (17)           0.95%          0.95%    0.95%     0.00%(9)         1.20%
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
    Without waiver and reimbursement
     (17)                                        2.07%          3.04%    2.63%       --           179.66%
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
Ratio of net investment income to
 average net assets:
    With waiver and reimbursement (17)         ( 0.28)%        (0.11)%   0.10%     0.00%(9)        (0.54)%
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
    Without waiver and reimbursement
     (17)                                       (1.41)%        (2.20)%  (1.58)%      --          (178.98)%
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------
Portfolio turnover                              79.00%         99.58%  119.87%     0.00%           79.00%
                                             --------         ------   ------   -------         --------
                                             --------         ------   ------   -------         --------

-----------------------------------------
 For Footnote References, see "Notes to Finanacial Highlights."

                                                   BIOTECHNOLOGY FUND
                                          ------------------------------------
                                                        CLASS N
                                          ------------------------------------
                                                                 YEAR ENDED
                                            (UNAUDITED)         DECEMBER 31,
                                          SIX MONTHS ENDED    ----------------
                                           JUNE 30, 1999       1998    1997(4)
                                          ----------------    ------   -------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period        $ 11.44         $10.00   $ 10.00
                                             --------         ------   -------
  Income from investment operations:
    Net investment loss                         (0.06)         (0.10)       --
    Net realized and unrealized gain on
     investments                                 1.05           1.86        --
                                             --------         ------   -------
  Total from investment operations               0.99           1.76        --
  Less distributions:
    From net investment income                     --             --        --
    From net realized gain on
     investments                                   --          (0.32)       --
                                             --------         ------   -------
  Total distributions                              --          (0.32)       --
                                             --------         ------   -------
NET ASSET VALUE, END OF PERIOD                $ 12.43         $11.44   $ 10.00
                                             --------         ------   -------
                                             --------         ------   -------
TOTAL RETURN (8)                                 8.65%         17.76%     0.00%
                                             --------         ------   -------
                                             --------         ------   -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $ 4,965         $3,911   $ 3,000
                                             --------         ------   -------
                                             --------         ------   -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)             1.50%          1.50%     0.01%(9)
                                             --------         ------   -------
                                             --------         ------   -------
  Without waiver and reimbursement (17)          4.24%          4.87%       --
                                             --------         ------   -------
                                             --------         ------   -------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)            (1.11)%        (0.95)%    0.01%(9)
                                             --------         ------   -------
                                             --------         ------   -------
  Without waiver and reimbursement (17)         (3.85)%        (4.32)%      --
                                             --------         ------   -------
                                             --------         ------   -------
Portfolio turnover                             145.13%        127.21%     0.00%
                                             --------         ------   -------
                                             --------         ------   -------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
  Financial Highlights
For a share outstanding throughout each
 fiscal year or period ended:
                                                        TAX MANAGED GROWTH FUND
                                          ----------------------------------------------------
                                                      CLASS I                     CLASS N
                                          --------------------------------   -----------------
                                            (UNAUDITED)       YEAR ENDED        (UNAUDITED)
                                          SIX MONTHS ENDED   DECEMBER 31,    PERIOD ENDED JUNE
                                           JUNE 30, 1999        1998(5)        30, 1999(11)
                                          ----------------   -------------   -----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period         $10.00            $ 10.00          $10.34
                                              -------        -------------       -------
  Income from investment operations:
    Net investment loss                         (0.01)                --           (0.24)
    Net realized and unrealized gain on
     investments                                 2.14                 --            2.02
                                              -------        -------------       -------
  Total from investment operations               2.13                 --            1.78
  Less distributions:
    From net investment income                     --                 --              --
    From net realized gain on
     investments                                   --                 --              --
                                              -------        -------------       -------
      Total distributions                          --                 --              --
                                              -------        -------------       -------
NET ASSET VALUE, END OF PERIOD                 $12.13            $ 10.00          $12.12
                                              -------        -------------       -------
                                              -------        -------------       -------
TOTAL RETURN (8)                                21.30%              0.00%          17.22%
                                              -------        -------------       -------
                                              -------        -------------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $1,213            $ 1,000          $  173
                                              -------        -------------       -------
                                              -------        -------------       -------
Ratio of expenses to average net assets:
      With waiver and reimbursement (17)         1.25%              0.00%(9)        1.50%
                                              -------        -------------       -------
                                              -------        -------------       -------
      Without waiver and reimbursement
       (17)                                     12.51%                --           33.84%
                                              -------        -------------       -------
                                              -------        -------------       -------
Ratio of net investment income to
 average net assets:
      With waiver and reimbursement (17)        (0.14)%             0.00%(9)       (5.67)%
                                              -------        -------------       -------
                                              -------        -------------       -------
      Without waiver and reimbursement
       (17)                                    (11.39)%               --          (38.01)%
                                              -------        -------------       -------
                                              -------        -------------       -------
Portfolio turnover                              26.00%              0.00%          26.00%
                                              -------        -------------       -------
                                              -------        -------------       -------

-----------------------------------------

For Footnote References, see "Notes to Financial Highlights".

                                                                GLOBAL SMALL CAP FUND
                                          ------------------------------------------------------------------
                                                             CLASS I                            CLASS N
                                          ----------------------------------------------   -----------------
                                            (UNAUDITED)        YEAR ENDED DECEMBER 31,        (UNAUDITED)
                                          SIX MONTHS ENDED   ---------------------------     PERIOD ENDED
                                           JUNE 30, 1999      1998      1997     1996(3)   JUNE 30, 1999(12)
                                          ----------------   -------   -------   -------   -----------------
PER SHARE OPERATING PERFORMANCE: (1)
    Net asset value, beginning of period       $12.37        $11.09    $10.00    $10.00         $11.63
                                              -------        -------   -------   -------       -------
  Income from investment operations:
    Net investment loss                        ( 0.05)        (0.13)    (0.13)       --          (0.04)
    Net realized and unrealized gain on
     investments                                 1.78          2.23      2.64        --           2.50
                                              -------        -------   -------   -------       -------
  Total from investment operations               1.73          2.10      2.51        --           2.46
  Less distributions:
    From net investment income                     --            --        --        --             --
      From net realized gain on
       investments                                 --         (0.82)    (1.42)       --             --
                                              -------        -------   -------   -------       -------
      Total distributions                          --         (0.82)    (1.42)       --             --
                                              -------        -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD                 $14.10        $12.37    $11.09    $10.00         $14.09
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
TOTAL RETURN (8)                                14.47%        19.29%    25.48%     0.00%         21.15%
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $6,260        $5,479    $4,456    $4,000         $  150
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
Ratio of expenses to average net assets:
      With waiver and reimbursement (17)         1.50%         1.75%     1.75%     0.00%(9)        1.75%
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
      Without waiver and reimbursement
       (17)                                      3.66%         3.86%     3.09%       --          33.83%
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
Ratio of net investment income to
 average net assets:
      With waiver and reimbursement (17)        (0.89)%       (1.03)%   (1.14)%    0.00%(9)       (1.14)%
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
      Without waiver and reimbursement
       (17)                                     (3.05)%       (3.14)%   (2.49)%      --         (33.21)%
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------
Portfolio turnover                             116.04%       184.38%   153.49%     0.00%        116.04%
                                              -------        -------   -------   -------       -------
                                              -------        -------   -------   -------       -------

-----------------------------------------

For Footnote References, see "Notes to Financial Highlights".

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
  Financial Highlights

For a share outstanding throughout each fiscal year or period ended:
                                                                    GLOBAL TECHNOLOGY FUND
                                          ---------------------------------------------------------------------------
                                                                                                           CLASS N
                                                                                                        -------------
                                                                   CLASS I                               (UNAUDITED)
                                          ---------------------------------------------------------      SIX MONTHS
                                            (UNAUDITED)              YEAR ENDED DECEMBER 31,                ENDED
                                          SIX MONTHS ENDED    -------------------------------------       JUNE 30,
                                           JUNE 30, 1999       1998      1997      1996     1995(2)       1999(13)
                                          ----------------    -------   -------   -------   -------     -------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period        $ 21.40         $ 13.69   $ 12.60   $ 10.04   $ 10.00          $24.01
                                             --------         -------   -------   -------   -------     -------------
  Income from investment operations:
    Net investment loss                         (0.09)          (0.16)    (0.16)    (0.15)       --           (0.11)
    Net realized and unrealized gain on
     investments                                 6.93            8.44      3.46      2.80      0.04            4.33
                                             --------         -------   -------   -------   -------     -------------
  Total from investment operations               6.84            8.28      3.30      2.65      0.04            4.22
  Less distributions:
    From net investment income                     --              --        --        --        --              --
    From net realized gain on
     investments                                   --           (0.57)    (2.21)    (0.09)       --              --
                                             --------         -------   -------   -------   -------     -------------
      Total distributions                          --           (0.57)    (2.21)    (0.09)       --              --
                                             --------         -------   -------   -------   -------     -------------
NET ASSET VALUE, END OF PERIOD                $ 28.24         $ 21.40   $ 13.69   $ 12.60   $ 10.04          $28.23
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
TOTAL RETURN (8)                                31.53%          60.53%    27.08%    26.41%     0.40%          17.58%
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $37,987         $18,558   $ 6,950   $ 5,117   $   954          $8,423
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)             1.50%           1.75%     1.75%     1.73%     0.00%(9)        1.75%
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
  Without waiver and reimbursement (17)          1.53%           2.49%     2.45%     7.75%       --            2.49%
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)            (0.76)%         (0.99)%   (1.15)%   (1.34)%   (0.02)%(9)       (0.99)%
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
  Without waiver and reimbursement (17)         (0.79)%         (1.73)%   (1.86)%   (7.36)%      --           (1.73)%
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------
Portfolio turnover                              97.00%         265.99%   189.41%   155.58%     0.00%          97.00%
                                             --------         -------   -------   -------   -------     -------------
                                             --------         -------   -------   -------   -------     -------------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

                                                             CLASS N
                                                     GLOBAL HEALTH CARE FUND
                                          ----------------------------------------------
                                          ----------------------------------------------
                                            (UNAUDITED)        YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED    --------------------------
                                           JUNE 30, 1999       1998      1997    1996(3)
                                          ----------------    -------   -------  -------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period         $13.42         $ 11.65   $ 10.00  $ 10.00
                                              -------         -------   -------  -------
  Income from investment operations:
    Net investment loss                         (0.05)          (0.09     (0.06)      --
    Net realized and unrealized gain
     (loss) on investments                      (0.32)           3.02      3.03       --
                                              -------         -------   -------  -------
  Total from investment operations              (0.37)           2.93      2.97       --
  Less distributions:
    From net investment income                     --              --        --       --
    From net realized gain on
     investments                                   --           (1.16)    (1.32)      --
                                              -------         -------   -------  -------
    Total distributions                            --           (1.16)    (1.32)      --
                                              -------         -------   -------  -------
NET ASSET VALUE, END OF PERIOD                 $13.05         $ 13.42   $ 11.65  $ 10.00
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
TOTAL RETURN (8)                                (2.76)%         25.57%    30.00%    0.00%
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $5,401         $ 5,487   $ 4,671  $ 4,000
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)             1.50%           1.50%     1.50%    0.00%(9)
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
  Without waiver and reimbursement (17)          4.01%           3.65%     2.93%      --
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)            (0.79)%         (0.69)%   (0.55)%    0.00%(9)
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
  Without waiver and reimbursement (17)         (3.30)%         (2.84)%   (1.98)%      --
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------
Portfolio turnover                             127.68%         153.92%   157.65%    0.00%
                                              -------         -------   -------  -------
                                              -------         -------   -------  -------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
  Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                                     INTERNATIONAL GROWTH EQUITY FUND
                                          ---------------------------------------------------------------------------------------
                                                                       CLASS I                                       CLASS N
                                          ------------------------------------------------------------------    -----------------
                                            (UNAUDITED)                  YEAR ENDED DECEMBER 31,                   (UNAUDITED)
                                          SIX MONTHS ENDED   -----------------------------------------------      PERIOD ENDED
                                           JUNE 30, 1999       1998     1997     1996(6)     1995    1994(7)    JUNE 30, 1999(14)
                                          ----------------   --------  -------  ----------  -------  -------    -----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period        $  14.98       $  13.70  $ 12.72  $    11.56  $ 10.00  $ 10.00         $14.78
                                          ----------------   --------  -------  ----------  -------  -------        -------
  Income from investment operations:
    Net investment income                         0.05           0.06     0.06        0.04     0.12       --           0.04
    Net realized and unrealized gain on
     investments                                  0.67           1.80     2.22        2.16     1.68       --           0.87
                                          ----------------   --------  -------  ----------  -------  -------        -------
  Total from investment operations                0.72           1.86     2.28        2.20     1.80       --           0.91
  Less distributions:
    From net investment income                      --          (0.23)   (0.14)      (0.16)   (0.11)      --             --
    From net realized gain on
     investments                                    --          (0.35)   (1.16)      (0.88)   (0.13)      --             --
                                          ----------------   --------  -------  ----------  -------  -------        -------
      Total distributions                           --          (0.58)   (1.30)      (1.04)   (0.24)      --             --
                                          ----------------   --------  -------  ----------  -------  -------        -------
NET ASSET VALUE, END OF PERIOD                $  15.70       $  14.98  $ 13.70  $    12.72  $ 11.56  $ 10.00         $15.69
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
TOTAL RETURN (8)                                  4.81%         13.81%   17.93%      19.31%   17.98%    0.01%          6.16%
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $164,255       $121,975  $98,443  $   52,605  $34,347  $25,004         $  446
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)              1.00%          1.00%    1.00%       0.99%    0.75%    0.00%(9)        1.25%
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
  Without waiver and reimbursement (17)           1.00%          1.06%    1.06%       1.25%    1.11%      --           7.51%
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)              0.60%          0.37%    0.41%       0.32%    1.19%    0.01%(9)        0.85%
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
  Without waiver and reimbursement (17)           0.60%          0.31%    0.35%       0.06%    0.83%      --          (5.41)%
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------
Portfolio turnover                               76.00%         84.49%  122.43%     119.09%   87.40%    0.00%         76.00%
                                          ----------------   --------  -------  ----------  -------  -------        -------
                                          ----------------   --------  -------  ----------  -------  -------        -------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

                                                            EMERGING MARKETS FUND
                                          ----------------------------------------------------------
                                                        CLASS I
                                          ------------------------------------          CLASS N
                                                                YEAR ENDED         -----------------
                                            (UNAUDITED)        DECEMBER 31,           (UNAUDITED)
                                          SIX MONTHS ENDED   -----------------       PERIOD ENDED
                                           JUNE 30, 1999      1998    1997(4)      JUNE 30, 1999(12)
                                          ----------------   -------  --------     -----------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period        $  9.06        $  9.99   $10.00          $   9.22
                                             --------        -------  --------         --------
  Income from investment operations:
    Net investment income                        0.03           0.12       --                --
    Net realized and unrealized gain
     (loss) on investments                       2.46          (0.97)   (0.01)             2.31
                                             --------        -------  --------         --------
  Total from investment operations               2.49          (0.85)   (0.01)             2.31
  Less distributions:
    From net investment income                     --          (0.08)      --                --
    From net realized gain on
     investments                                   --             --       --                --
                                             --------        -------  --------         --------
      Total distributions                          --          (0.08)      --                --
                                             --------        -------  --------         --------
NET ASSET VALUE, END OF PERIOD                $ 11.55        $  9.06   $ 9.99          $  11.53
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
TOTAL RETURN (8)                                27.23%         (8.50)%    0.00%           25.05%
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $ 3,529        $ 2,734   $2,996          $     52
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)             1.50%          1.50%    0.01%             1.75%(9)
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
  Without waiver and reimbursement (17)          7.82%          8.29%      --            144.07%
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)             0.59%          1.23%    0.00%            (0.19)%(9)
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
  Without waiver and reimbursement (17)         (5.72)%        (5.56)%      --          (142.52)%
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------
Portfolio turnover                             121.75%        279.25%    0.00%           121.75%
                                             --------        -------  --------         --------
                                             --------        -------  --------         --------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
  Financial Highlights

For a share outstanding throughout each fiscal year or period ended

                                                                       EUROPE FUND
                                          ----------------------------------------------------------------------
                                                                         CLASS N
                                          ----------------------------------------------------------------------
                                            (UNAUDITED)                    YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED   ---------------------------------------------------
                                          JUNE 30, 1999(1)   1998(1)   1997(1)   1996(1)        1995      1994
                                          ----------------   --------  --------  --------     --------  --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period        $ 13.66        $  12.59  $  10.66  $   9.20     $   9.20  $   9.80
                                             --------        --------  --------  --------     --------  --------
  Income from investment operations:
    Net investment income (loss)                (0.17)          (0.05)     0.01      0.03         0.07      0.03
    Net realized and unrealized gain
     (loss) on investments                      (0.32)           4.60      2.70      1.45        (0.07)    (0.51)
                                             --------        --------  --------  --------     --------  --------
  Total from investment operations              (0.49)           4.55      2.71      1.48         0.00     (0.48)
  Less distributions:
    From net investment income                  (0.03)          (0.17)    (0.06)    (0.02)        0.00      0.00
    From net realized gain on
     investments                                (0.48)          (3.31)    (0.72)     0.00         0.00     (0.12)
                                             --------        --------  --------  --------     --------  --------
      Total distributions                       (0.51)          (3.48)    (0.78)    (0.02)(15)     0.00    (0.12)(15)
                                             --------        --------  --------  --------     --------  --------
NET ASSET VALUE, END OF PERIOD                $ 12.66        $  13.66  $  12.59  $  10.66     $   9.20  $   9.20
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
TOTAL RETURN NET ASSET VALUE (8)                (3.44)%         37.23%    25.70%    15.87%        1.33%    (4.98)%
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
PER SHARE MARKET VALUE, END OF PERIOD
 (16)                                         $    --        $  12.69  $  11.25  $   8.13     $   7.25  $   7.38
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
TOTAL RETURN MARKET VALUE (18)                     --%          43.50%    48.04%    12.34%       (1.69)%   (20.07)%
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $50,560        $191,338  $176,414  $149,299     $128,932  $128,937
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)             2.17%           1.97%     1.30%     1.42%        1.51%     1.40%
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
  Without waiver and reimbursement (17)          2.25%             --        --        --           --        --
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)            (0.40)%         (0.31)%     0.06%     0.33%       0.76%     0.34%
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
  Without waiver and reimbursement (17)         (0.47)%            --        --        --           --        --
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------
Portfolio turnover                             161.00%         114.00%    85.00%    51.00%       40.00%    91.00%
                                             --------        --------  --------  --------     --------  --------
                                             --------        --------  --------  --------     --------  --------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

                                                 GLOBAL EQUITY FUND
                                          ---------------------------------
                                                       CLASS I
                                          ---------------------------------
                                            (UNAUDITED)        PERIOD ENDED
                                          SIX MONTHS ENDED     DECEMBER 31,
                                           JUNE 30, 1999         1998(5)
                                          ----------------     ------------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period        $ 10.00             $10.00
                                              -------          ------------
  Income from investment operations:
    Net investment loss                        ( 0.01)                --
    Net realized and unrealized gain on
     investments                                 1.01                 --
                                              -------          ------------
  Total from investment operations               1.00                 --
  Less distributions:
    From net investment income                     --                 --
    From net realized gain on
     investments                                   --                 --
                                              -------          ------------
      Total distributions                          --                 --
                                              -------          ------------
NET ASSET VALUE, END OF PERIOD                $ 11.00             $10.00
                                              -------          ------------
                                              -------          ------------
TOTAL RETURN (8)                                10.00%              0.00%
                                              -------          ------------
                                              -------          ------------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $ 1,100             $1,000
                                              -------          ------------
                                              -------          ------------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)             1.25%              0.00%(9)
                                              -------          ------------
                                              -------          ------------
  Without waiver and reimbursement (17)         12.11%                --
                                              -------          ------------
                                              -------          ------------
Ratio of net investment income to
 average net assets:
  With waiver and reimbursement (17)            (0.18)%             0.00%(9)
                                              -------          ------------
                                              -------          ------------
  Without waiver and reimbursement (17)        (11.03)%               --
                                              -------          ------------
                                              -------          ------------
Portfolio turnover                              80.00%              0.00%
                                              -------          ------------
                                              -------          ------------

-----------------------------------------
 For Footnote References, see "Notes to Financial Highlights".

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
  Financial Highlights

For a share outstanding throughout each period ended

                                                                                           STRATEGIC INCOME FUND
                                                                                        ----------------------------
                                                                                                  CLASS I
                                                                                        ----------------------------
                                                                                                           PERIOD
                                                                                          (UNAUDITED)       ENDED
                                                                                          SIX MONTHS      DECEMBER
                                                                                             ENDED           31,
                                                                                         JUNE 30, 1999     1998(5)
                                                                                        ---------------  -----------
PER SHARE OPERATING PERFORMANCE: (1)
  Net asset value, beginning of period                                                     $   10.00      $   10.00
                                                                                             -------     -----------
  Income from investment operations:
    Net investment income                                                                       0.26             --
    Net realized and unrealized loss on investments                                            (0.21)            --
                                                                                             -------     -----------
  Total from investment operations                                                              0.05             --
  Less distributions:
    From net investment income                                                                 (0.22)            --
    From net realized gain on investments                                                         --             --
                                                                                             -------     -----------
      Total distributions                                                                      (0.22)            --
                                                                                             -------     -----------
NET ASSET VALUE, END OF PERIOD                                                             $    9.83      $   10.00
                                                                                             -------     -----------
                                                                                             -------     -----------
TOTAL RETURN (8)                                                                                0.60%          0.00%
                                                                                             -------     -----------
                                                                                             -------     -----------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                       $   2,950      $   3,000
                                                                                             -------     -----------
                                                                                             -------     -----------
Ratio of expenses to average net assets:
  With waiver and reimbursement (17)                                                            1.25%          0.00%(9)
                                                                                             -------     -----------
                                                                                             -------     -----------
  Without waiver and reimbursement (17)                                                         4.24%            --
                                                                                             -------     -----------
                                                                                             -------     -----------
Ratio of net investment income to average net assets:
  With waiver and reimbursement (17)                                                            5.28%          0.00 %(9)
                                                                                             -------     -----------
                                                                                             -------     -----------
  Without waiver and reimbursement (17)                                                         2.29%            --
                                                                                             -------     -----------
                                                                                             -------     -----------
Portfolio turnover                                                                            203.00%          0.00%
                                                                                             -------     -----------
                                                                                             -------     -----------

------------------------------------
For Footnote References, see "Notes to Financial Highlights".

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Funds
Notes to Financial Highlights
 June 30, 1999 (Unaudited)

The following notes are being used as reference items in the Financial Highlights of the Funds.

(1) Calculated using the average share method.

(2) Commencement of operation was December 27, 1995.

(3) Commencement of operation was December 31, 1996.

(4) Commencement of operation was December 30, 1997.

(5) Commencement of operation was December 31, 1998.

(6) Stock split 10:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.

(7) Commencement of operation was December 28, 1994.

(8) Total return measures the change in value of an investment over the period indicated.

(9) Not annualized. Fund was in operations for less than five days.

(10) Commencement of operation was March 2, 1999.

(11) Commencement of operations was February 12, 1999.

(12) Commencement of operation was March 10, 1999.

(13) Commencement of operation was January 20, 1999.

(14) Commencement of operation was March 10, 1999.

(15) The ex-dividend date was after the end of the fiscal year.

(16) Closing price -- New York Stock Exchange.

(17) Annualized for periods of less than one year.

(18) The total market value return calculation includes reinvestment of dividends in the year declared.

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

        Dresdner RCM Global Funds, Inc. ("Global Company"), previously Dresdner RCM Equity Funds Inc., Dresdner RCM Capital Funds, Inc. ("Capital Company") and Dresdner RCM Investment Funds Inc. ("Investment Company") are organized as Maryland corporations and are registered as open-end management investment companies under the Investment Company Act of 1940, as amended. These three corporations are each referred to as a "Company" and collectively as the "Companies."

The Global Company consists of nine no-load series:

Non-Diversified Funds
-------------------
Dresdner RCM Global Technology Fund ("Global Technology Fund")
Dresdner RCM Global Health Care Fund ("Global Health Care Fund")
Dresdner RCM Biotechnology Fund ("Biotechnology Fund")

Diversified Funds
--------------
Dresdner RCM Global Small Cap Fund ("Global Small Cap Fund") Dresdner RCM Large Cap Growth Fund ("Large Cap Growth Fund") Dresdner RCM Emerging Markets Fund ("Emerging Markets Fund") Dresdner RCM Tax Managed Growth Fund ("Tax Managed Growth Fund") Dresdner RCM Global Equity Fund ("Global Equity Fund")
Dresdner RCM Strategic Income Fund ("Strategic Income Fund")

        The Dresdner RCM International Growth Equity Fund ("International Fund"), formerly Dresdner RCM International Growth Equity Fund A, is a non-diversified, no-load series of the Capital Company (financial information of the other series of the Capital Company are reported in the Dresdner RCM Capital Funds semi-annual report). The Dresdner RCM Europe Fund ("Europe Fund"), formerly The Emerging Germany Fund Inc., is a non-diversified, no load series of the Investment Company. These eleven series are collectively referred to as the "Funds."

        The Tax Managed Growth Fund, Global Equity Fund and Strategic Income Fund commenced operations on December 31, 1998. Beginning December 31, 1998, the Global Company and International Fund began offering Non-Institutional Class ("Class N") and Institutional Class ("Class I") shares for each of the Funds listed above except for the Global Health Care Fund and Biotechnology Fund, which remain as single class funds, and are designated as Class N. As of December 31, 1998, outstanding shares of the Global Technology Fund, Global Small Cap Fund, Large Cap Growth Fund, Emerging Markets Fund and International Fund have been re-designated as each such Fund's Class I shares.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
A. PORTFOLIO VALUATIONS:

        Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the Companies shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES:

        Security transactions are recorded as of the date of purchase or sale. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses of the appropriate company. Each Fund's income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated based upon the relative net assets of each class.

C. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS:

        The records of the Funds are maintained in U.S. dollars. Foreign currencies, foreign investments and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation on foreign currency translations on the Fund's Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss on foreign currency translations in the Fund's Statement of Operations equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. A Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably.

E. OPTION ACCOUNTING PRINCIPLES:

        A Fund may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. An option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the option will be valued at the closing bid price on such day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased is decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

F. FEDERAL INCOME TAXES:

        It is the policy of each Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of each Fund to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains. As of December 31, 1998, the Emerging Markets Fund had capital loss carryovers of $377,387 and $372 which will expire on December 31, 2006 and 2005, respectively. The International Fund also had a capital loss carryover of $6,919,702 which will expire on December 31, 2006.

G. DISTRIBUTIONS:

        Dividends and capital gains (if any) are declared and distributed to shareholders annually. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or investments in passive foreign investment companies.

H. SECURITIES LENDING:

        The Europe Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. At June 30, 1999, securities with a market value of $839,992 were on loan to brokers. The loans were collateralized by cash of $885,832, received by the Fund. For international securities, cash collateral is received by the Europe Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. For the six months ended June 30, 1999, net securities lending income was $5,658 and is included in interest income. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

I. REDEMPTION FEES:

        The Europe Fund and Tax Managed Growth Fund charge a 1.00% redemption fee to shareholders who redeem shares held for less than twelve consecutive months. For the Europe Fund this redemption fee will remain in effect through November 1, 1999. The redemption fee for the Tax Managed Growth Fund will remain in effect indefinitely. For the period ended June 30, 1999, the redemption fees for the Europe Fund amounted to $350,780, which is included in the Statement of Changes in Net Assets.

J. EUROPE FUND CONVERSION:

        The Europe Fund was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940. On January 26, 1999, the stockholders of the Europe Fund approved the conversion of the Fund from a closed-end investment company to an open-end investment company. Upon conversion of the Europe Fund on May 3, 1999, two classes of shares were offered: Class N and Class I. Existing shareholders of the Fund received Class N shares of the converted open-end fund, equal in number to their previous closed-end fund shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager, subject to the authority of the Boards of Directors. The Funds pay the management fees shown below to Dresdner RCM monthly. The fees are annual percentages based on average daily net assets.

        Dresdner RCM has voluntarily agreed, until at least December 31, 1999, to pay each Fund (except the Europe Fund) the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted below as a percentage of its average daily net assets. In subsequent years, each Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap.

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        Upon conversion of the Europe Fund on May 3, 1999, Dresdner RCM voluntarily agreed, until at least April 30, 2002, to pay the Europe Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Europe Fund (except taxes, interest, and extraordinary expenses) exceed an annual expense ratio of 1.35% (Class I) and 1.60% (Class N). In subsequent years, the Europe Fund will reimburse Dresdner RCM, for any such payments during a five year period, to the extent that the Europe Fund's operating expenses are otherwise below the expense cap. Prior to conversion, the Europe Fund paid Dresdner RCM investment management and administrative fees monthly, at an annual rate of 1.00% of the average weekly net assets up to $100 million and at an annual rate of 0.80% of such assets in excess of $100 million.

        For the period ended June 30, 1999, Dresdner RCM reimbursed the Funds' for the following operating expenses.

                                      ANNUAL MANAGEMENT FEE PERCENTAGES
                          ----------------------------------------------------------              EXPENSES
                                          FIRST $500      NEXT $500      ABOVE $1     --------------------------------
FUND                        FLAT RATE       MILLION        MILLION        BILLION     EXPENSE CAPS     REIMBURSEMENT
------------------------  -------------  -------------  -------------  -------------  -------------  -----------------
Large Cap Growth Fund--I           --           0.70%          0.65%          0.60%          0.95%       $  65,344
Large Cap Growth Fund--N           --           0.70%          0.65%          0.60%          1.20%          13,803
Biotechnology Fund--N              --           1.00%          0.95%          0.90%          1.50%          60,093
Tax Managed Growth
 Fund--I                           --           0.75%          0.70%          0.65%          1.25%          61,459
Tax Managed Growth
 Fund--N                           --           0.75%          0.70%          0.65%          1.50%          19,587
Global Small Cap Fund--I           --           1.00%          0.95%          0.90%          1.50%          58,128
Global Small Cap Fund--N           --           1.00%          0.95%          0.90%          1.75%           8,547
Global Technology
 Fund--I                         1.00%            --             --             --           1.50%           7,804
Global Technology
 Fund--N                         1.00%            --             --             --           1.75%          11,468
Global Health Care
 Fund--N                           --           1.00%          0.95%          0.90%          1.50%          66,582
International Fund--I            0.75%            --             --             --           1.00%           6,685
International Fund--N            0.75%            --             --             --           1.25%           9,855
Emerging Markets Fund--I         1.00%            --             --             --           1.50%          93,191
Emerging Markets Fund--N         1.00%            --             --             --           1.50%          11,574
Europe Fund--I                   1.00% *          --             --             --           1.35%              --
Europe Fund--N                   1.00% *          --             --             --           1.60%          45,484
Global Equity Fund--I              --           0.75%          0.70%          0.65%          1.25%          55,325
Global Equity Fund--N              --           0.75%          0.70%          0.65%          1.50%              --
Strategic Income Fund--I           --           0.75%          0.70%          0.65%          1.25%          44,442
Strategic Income Fund--N           --           0.75%          0.70%          0.65%          1.50%              --

* The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        On June 30, 1999, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 213,174 shares and 354,530 shares of the total 1,643,524 and 10,490,465 outstanding shares of the Global Technology Fund and the International Fund, respectively. Also on June 30, 1999, certain Dresdner RCM employees individually owned 996,414 shares of the Global Technology Fund. As of June 30, 1999, clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division owned the following shares of the Funds:

FUND                                       SHARES OWNED    OUTSTANDING SHARES
----------------------------------------  ---------------  -------------------
Biotechnology Fund                             300,000            399,279
Tax Managed Growth Fund                        100,000            114,231
Global Small Cap Fund                          400,000            443,948
Global Health Care Fund                        400,000            413,904
Emerging Markets Fund                          300,000            309,900
Global Equity Fund                             100,000            100,000
Strategic Income Fund                          300,000            300,000

        At June 30, 1999, the following Funds had shareholders which each held more than 5% of the Fund's Net Assets:

                                                     NUMBER OF          PERCENTAGE OF
FUND                                               SHAREHOLDERS      AGGREGATE OWNERSHIP
----------------------------------------------  -------------------  -------------------
Large Cap Growth Fund                                        2                   88%
Global Technology Fund                                       5                   72%
International Fund                                           5                   62%

3. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds. During fiscal 1998, the Global Company had a distribution plan (the "Old Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, and Biotechnology Fund. Under the Old Plan, which was a "reimbursement plan," the Global Small Cap Fund, Global Health Care Fund, and Biotechnology Fund each paid the Distributor an annual fee of up to 0.25% of each respective Fund's average daily net assets and the Large Cap Growth Fund paid the Distributor an annual fee of up to 0.15% of its average daily net assets, as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Funds.

        Beginning December 31, 1998 (effective for fiscal year 1999), both the Global Company and the Capital Company adopted new distribution and service plans (the "New Plans") pursuant to Rule 12b-1 under the 1940 Act. The terms of the New Plans are substantially the same as the Old Plan. Under the New Plans, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. These expenses include advertising and marketing expenses, payments to broker-dealers and others who have entered into agreements with the Distributor, the expenses of preparing, printing and distributing the prospectus to persons who are not already stockholders, and indirect and overhead costs associated with the sale of Class N shares. Class I shares are not subject to 12b-1 fees.

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

3. DISTRIBUTOR (CONTINUED)
        Effective May 3, 1999, the Investment Funds adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund pays the Distributor on a monthly basis for all costs incurred by the Distributor in distributing Class N shares at an annual fee of up to 0.25% of the Fund's Class N shares' average daily net assets.

4. CAPITAL SHARES

        At June 30, 1999, the Global Company and Capital Company each has 1,000,000,000 authorized shares of common stock at $0.0001 par value, and the Investment Company has 1,000,000,000 authorized shares of $0.001 par value common stock, designated as follows:

                                                        CLASS I      CLASS N
                                                      -----------  -----------
Large Cap Growth Fund                                  50,000,000   25,000,000
Biotechnology Fund                                             --   50,000,000
Tax Managed Growth Fund                                25,000,000   25,000,000
Global Small Cap Fund                                  50,000,000   25,000,000
Global Technology Fund                                 50,000,000   25,000,000
Global Health Care Fund                                        --   50,000,000
International Fund                                    100,000,000   50,000,000
Emerging Markets Fund                                  50,000,000   25,000,000
Europe Fund                                           100,000,000  100,000,000
Global Equity Fund                                     25,000,000   25,000,000
Strategic Income Fund                                  25,000,000   25,000,000

5. INVESTMENT IN FOREIGN SECURITY AND CURRENCY

        Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Funds' investments in foreign and/or emerging markets will subject the Funds to the risk of foreign currency exchange rate fluctuations, credit risk and adverse economic and political developments.

6. DEFERRED ORGANIZATION COSTS

        Costs incurred by the Funds in connection with their organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. The Tax Managed Growth Fund, Global Equity Fund, Strategic Income Fund, International Fund, and Europe Fund did not have any organization costs.

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

7. WRITTEN OPTIONS

        Transactions in written put and call options for the six months ended June 30, 1999 for the Global Technology Fund were as follows:

                                                        AMOUNT OF    NUMBER OF
                                                        PREMIUMS     CONTRACTS
                                                       -----------  -----------
Options outstanding at December 31, 1998                $      --           --
Options sold                                            3,398,087          600
Options cancelled in closing purchase transactions     (3,398,087)        (600)
Options expired prior to exercise                              --           --
Options exercised                                              --           --
                                                       -----------  -----------
Options outstanding at June 30, 1999                    $      --           --
                                                       -----------  -----------
                                                       -----------  -----------

        No written options were outstanding at June 30, 1999.

8. DIRECTORS' FEES

        Each Director who is not an interested person of the Global Company (as defined in the Investment Company Act of 1940) receives from the Global Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Global Company), plus $500 for each Board meeting attended for each series, and $250 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Capital Company (as defined in the Investment Company Act of 1940) receives from the Capital Company an annual retainer of $9,000 (the retainer is evenly prorated among each series of the Capital Company), plus $1,500 for each Board meeting attended for each series, and $500 for each committee meeting attended for each series.

        Each Director who is not an interested person of the Investment Company (as defined in the Investment Company Act of 1940) receives from the Investment Company an annual retainer of $9,000, plus $1,500 for each Board meeting attended for the series. The Europe Fund also pays each member of the strategic planning and communications subcommittees $1,500 for each meeting attended.

        Each Director of the Capital Company and the Global Company who is not an interested person of the Global Company and the Capital Company may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his/her deferred fees deemed invested either in 90-day U.S. Treasury bills, or shares of the common stock of the Capital Company, the Global Company, or a combination of these options. The amount of deferred fees payable to such Director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

 DRESDNER RCM GLOBAL FUNDS
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (Unaudited)

9. LINE OF CREDIT

        The Europe Fund has an uncommitted Line of Credit arrangement ("LOC") with State Street Bank and Trust Company, primarily to cover redemption payments. The Fund's borrowings cannot exceed 33 1/3% of the Europe Fund's net assets and cannot exceed the $60 million limit on the LOC. The Fund is subject to the payment of interest on the unpaid balance of any borrowings based on the prevailing market rates as defined in the LOC. The average daily loan balance was $399,756, at a weighted average interest rate of 5.49%. The maximum loan outstanding during the period ended June 30, 1999 was $11,148,000. At June 30, 1999, there were no such borrowings outstanding.

10. PENDING LITIGATION

        On April 8, 1998, The Emerging Germany Fund (now the Dresdner RCM Europe
Fund) filed a lawsuit in the United States District Court for the Southern District of New York against Phillip Goldstein, Ronald Olin and three affiliated entities captioned THE EMERGING GERMANY FUND INC. V. GOLDSTEIN. The Fund alleged violations by the defendants of the proxy solicitation and beneficial ownership disclosure provisions of the federal securities laws in connection with the Fund's annual meeting scheduled for April 1998. With respect to that meeting, Opportunity Partners, L.P. filed an action in the same court against the Fund and its directors on April 24, 1998, captioned OPPORTUNITY PARTNERS L.P. V. THE EMERGING GERMANY FUND INC. alleging violations of the proxy antifraud rule of the federal securities laws and breach of fiduciary duty. In addition, The Emerging Germany Fund Inc., as nominal defendant, and each member of the Fund's Board of Directors were named as defendants in a derivative and purported class action suit captioned STEINER V. FUGELSANG filed on May 28, 1998, in the same court. The class action allegations assert that the defendants violated the federal securities laws and Maryland corporate law and the derivative claims assert breach of fiduciary duty regarding the annual meeting. All issues in the actions have been resolved except as to entitlement to the legal fees by the Goldstein and Steiner litigants, which issues are the subject of settlement discussions in part and further litigation in part. The Europe Fund believes that a substantial portion of such legal fees that may be payable will be reimbursed under a contract of insurance which insures the Europe Fund and its Directors.

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

(Dresdner RCM Europe Fund Only)
Shaw Pittman
2300 N Street, N.W.
Washington, DC 20037

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Shareholders may obtain monthly portfolio holdings by calling 1-800-726-7240. Additional information is available on our website at www.dresdnerrcmglobalfunds.com.

        This report is not authorized for distribution to prospective investors unless preceded or accompanied by a Dresdner RCM Global Funds prospectus, which contains complete information about the Funds, including expenses. Investors should read the prospectus carefully before they invest or send money, as it explains certain risks associated with investing in these Funds, including investments in international and emerging markets. These risks include social, economic and political instability, market illiquidity, and currency volatility. There are also special risks associated with investing in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies. There are additional risks associated with investing in Funds that lack industry diversification. Portfolio holdings are subject to change and should not be considered recommendation to purchase.

DISTRIBUTOR: DRESDNER RCM DISTRIBUTORS, A DIVISION OF FUNDS DISTRIBUTOR INC.